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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

GOGO INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GOGO INC.

111 N. Canal St., Suite 1400

Chicago, Illinois 60606

April 16, 2021

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Gogo Inc., to be held on May 27, 2021 at 10:00 a.m. Central Time. Due to ongoing public health concerns regarding the COVID-19 pandemic and to protect the health and safety of our employees and stockholders, the annual meeting will be a virtual meeting conducted solely online and can be attended by visiting www.virtualshareholdermeeting.com/GOGO2021. All holders of our outstanding common shares as of the close of business on April 5, 2021 are entitled to vote at the meeting. To participate in the annual meeting you will need the control number located on your proxy card or the instructions that accompanied your proxy materials.

Your vote is important. Whether you plan to virtually attend the annual meeting or not, you may access electronic voting via the Internet, which is described on your enclosed proxy card, or you may sign, date and return the proxy card in the envelope provided.

Details of the business to be conducted at the annual meeting are given in the notice of annual meeting of stockholders and the proxy statement.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of our annual meeting. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how stockholders may obtain paper copies of our proxy materials, if they so choose.

On behalf of the board of directors, I want to thank you for your support of Gogo.

Sincerely,

Oakleigh Thorne
Chief Executive Officer and President

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GOGO INC.

111 N. Canal St., Suite 1400

Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 27, 2021

To the Stockholders of Gogo Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the “Annual Meeting”) of Gogo Inc., a Delaware corporation (“Gogo” or the “Company”), will be held virtually on May 27, 2021, at 10:00 a.m. Central Time, at www.virtualshareholdermeeting.com/GOGO2021 for the following purposes:

1.	Election of three Class II directors to serve until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified;

2.	A non-binding advisory vote approving executive compensation;

3.	A non-binding advisory vote on the frequency of future advisory votes approving executive compensation;

4.	Approval of our Section 382 Rights Plan;

5.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021; and

6.	Transaction of any other business that may properly be brought before the Annual Meeting.

Due to ongoing public health concerns regarding the COVID-19 pandemic and to protect the health and safety of our employees and stockholders, the Annual Meeting will be a virtual meeting conducted solely on-line and can be attended by visiting www.virtualshareholdermeeting.com/GOGO2021.

Our board of directors has fixed the close of business on April 5, 2021 as the record date for determining holders of our common stock entitled to notice of, and to vote at, the Annual Meeting.

Our board of directors recommends that you vote FOR the election of each of the director nominees named in Proposal No. 1 of the proxy statement, FOR the approval of

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executive compensation as described in Proposal No. 2 of the proxy statement, EVERY 1 YEAR on the frequency of future advisory votes approving executive compensation as described in Proposal No. 3 of the proxy statement, FOR the approval of our Section 382 NOL Rights Plan as described in Proposal No. 4 of the proxy statement and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm as described in Proposal No. 5 of the proxy statement.

For our Annual Meeting, we have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send to these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and for voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials free of charge, if they so choose. The electronic delivery of our proxy materials will significantly reduce our printing and mailing costs and the environmental impact of the circulation of our proxy materials.

The Notice of Internet Availability of Proxy Materials will also provide the date, time and location of the Annual Meeting; the matters to be acted upon at the meeting and the board of directors’ recommendation with regard to each matter; a toll-free number, an email address and a website where stockholders may request a paper or email copy of the Proxy Statement, our annual report to stockholders and a form of proxy relating to the Annual Meeting, and information on how to attend the meeting and vote in person.

You are cordially invited to virtually attend the Annual Meeting. You are urged to mark, date and sign your proxy card and return it by mail or follow the alternative voting procedures described in this proxy statement or the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Marguerite M. Elias
Executive Vice President, General Counsel and Secretary

Chicago, Illinois

April 16, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2021:

THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE ACCOMPANYING PROXY STATEMENT AND OUR 2020 ANNUAL REPORT TO STOCKHOLDERS ARE ALL AVAILABLE AT WWW.PROXYVOTE.COM AND MAY BE ACCESSED USING THE CONTROL NUMBER LOCATED ON EACH PROXY CARD.

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GOGO INC.

111 N. Canal St., Suite 1400

Chicago, Illinois 60606

2021 PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Please note that, due to concerns regarding the COVID-19 pandemic and to protect the health and safety of our employees and stockholders, the annual meeting will be a virtual meeting conducted solely on-line and can be attended by visiting www.virtualshareholdermeeting.com/GOGO2021.

Gogo Inc.’s 2021 Annual Meeting Information

Date and Time:	May 27, 2021, at 10:00 a.m. Central Time.

Place:	Virtually at www.virtualshareholdermeeting.com/GOGO2021.

Record Date:	April 5, 2021.

Voting:	Holders of common stock are entitled to one vote per share.

Admission	To virtually attend the meeting you will need the control number located on your proxy card or the instructions that accompanied your proxy materials.

Date of Mailing:	This proxy statement and accompanying form of proxy will be mailed to stockholders on or about April 16, 2021.

Items of Business

Proposals	Board Vote Recommendation	Page Reference (for more information)

1. Election of the three directors named in this proxy statement	FOR	68

2. Advisory vote approving executive compensation	FOR	69

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Proposals	Board Vote Recommendation	Page Reference (for more information)

3. Advisory vote on the frequency of future advisory votes approving executive compensation	EVERY 1 YEAR	71

4. Approval of the Section 382 Rights Plan	FOR	72

5. Ratification of the appointment of our independent registered public accounting firm	FOR	78

Board Structure

Gogo Inc. (“Gogo” or the “Company”) currently has nine directors divided into three classes: three in Class I, three in Class II and three in Class III. The terms of office of the three Class II directors expire at the Annual Meeting.

Election of Class II Directors

The three nominees for election as Class II directors are listed below. If elected, the nominees for election as Class II directors will serve for a term of three years or until their successors are duly elected and qualified. If you sign and return the accompanying proxy, your shares will be voted for the election of the two Class II nominees recommended by the board of directors unless you choose to withhold authority to vote for any of the nominees. If any nominee for any reason is unable to serve or will not serve, your proxy may be voted for a substitute nominee designated by the board of directors as the proxy holders may determine. The board is not aware of any nominee who will be unable to or will not serve as a director. There is no cumulative voting.

In order to be elected, a nominee must receive a plurality of the votes validly cast at the Annual Meeting. Therefore, the three nominees who receive the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Class II nominees are as follows:

Name	Age	Director Since	Occupation	Board Committees	Independent
Michele Coleman Mayes	71	2016	VP and General Counsel of New York Public Library	Audit	Yes
Robert H. Mundheim	88	2012	Of Counsel to Shearman & Sterling LLP	Compensation	Yes
Harris N. Williams	51	2010	Senior Managing Director of WF Investment Management LLC	Audit	Yes

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Additional information about the three director nominees, as well as the Class I and Class III directors who will continue to serve after the Annual Meeting, is provided on page 13.

Advisory Vote on Executive Compensation

The board is asking you to vote to approve the compensation of our named executive officers, often referred to as a “say-on-pay” advisory vote. While the advisory vote is not binding on our board of directors, the board and Compensation Committee will take into account the result of the vote when determining future executive compensation arrangements. For more information, see page 69.

Advisory Vote on Frequency of Advisory Vote on Executive Compensation

The board is asking you to vote for a frequency of every one year for the non-binding advisory vote on the frequency of holding future votes regarding compensation of the named executive officers. For more information, see page 71.

Approval of the Section 382 Rights Plan

The board is asking you to approve our Section 382 Rights Plan. For more information, see page 72.

Ratification of the Appointment of the Independent Registered Public Accounting Firm

The board is asking you to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the 2021 fiscal year. For more information, see page 78.

2022 Annual Meeting

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, stockholder proposals submitted for inclusion in the proxy statement for our 2022 annual meeting of stockholders must be received by us by December 17, 2021. For more information, see page 79.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

This proxy statement and proxy card are furnished in connection with the solicitation of proxies to be voted at our annual meeting of stockholders, which will be held virtually at 10:00 a.m. Central Time, on May 27, 2021, at www.virtualshareholdermeeting.com/GOGO2021 (the “Annual Meeting”). On or about April 16, 2021, we began mailing to stockholders of record this proxy statement and proxy card.

Why am I receiving this proxy statement and proxy card?

You have received these proxy materials because our board of directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement describes issues on which we would like you to vote at our Annual Meeting. It also gives you information on these issues so that you can make an informed decision.

Because you own shares of our common stock, our board of directors has made this proxy statement and proxy card available to you on the Internet, in addition to delivering printed versions of this proxy statement and proxy card by mail to certain stockholders by mail.

When you vote by using the Internet or by signing and returning the proxy card you received by mail, you appoint Marguerite M. Elias and Linda McConnon (with full power of substitution) as your representatives at the Annual Meeting. They will vote your shares at the Annual Meeting as you have instructed or, if an issue that is not on the proxy card comes up for vote, in accordance with their best judgment. This way, your shares will be voted whether or not you virtually attend the Annual Meeting. Even if you plan to virtually attend the Annual Meeting, we encourage you to vote in advance by using the Internet or by signing and returning your proxy card. If you vote via the Internet, you do not need to return your proxy card.

Why is the Annual Meeting being held virtually?

We have been closely monitoring developments with the COVID-19 pandemic and the related recommendations and protocols issued by public health authorities and federal, state, and local governments. In light of these ongoing concerns and in order to protect the health and safety of our employees and stockholders, we will be conducting the Annual Meeting solely online.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

Pursuant to rules adopted by the SEC, we are permitted to furnish our proxy materials over the Internet to our stockholders by delivering a Notice in the mail. If you received a

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Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review the proxy statement and annual report over the Internet at www.proxyvote.com. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials contained in the Notice.

Stockholders who receive a printed set of proxy materials will not receive the Notice, but may still access our proxy materials and submit their proxies over the Internet at www.proxyvote.com.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on April 5, 2021 are entitled to vote. April 5, 2021 is referred to as the record date. In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be available in electronic form on the day of the Annual Meeting and for ten days before the meeting, in each case at www.virtualshareholdermeeting.com/GOGO2021.

How many votes is each share of common stock entitled to?

Holders of common stock are entitled to one vote per share. On the record date, there were 92,083,425 shares of our common stock outstanding and entitled to vote.

How do I vote at the Annual Meeting?

Stockholders of record may vote by using the Internet or by mail as described below. Stockholders also may virtually attend the Annual Meeting on May 27, 2021 at www.virtualshareholdermeeting.com/GOGO2021 and vote online at that time. If you hold shares through a bank or broker, please refer to your proxy card or other information forwarded by your bank or broker to see which voting options are available to you.

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You may vote by using the Internet. The address of the website for Internet voting is www.proxyvote.com which may be accessed using the control number located on each proxy card. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 26, 2021. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

•	You may vote by mail. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to virtually attend. Only our stockholders and persons holding proxies from our stockholders may attend the Annual Meeting. To vote at the Annual Meeting, you must access www.virtualshareholdermeeting.com/GOGO2021 and will need the control number located on

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your proxy card or to follow the instructions that accompanied your proxy materials. If you hold your shares in “street name,” you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the Annual Meeting.

How do I change or revoke my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	submitting a subsequent proxy by using the Internet prior to 11:59 p.m. Eastern Time on May 26, 2021;
•	sending written notice of revocation prior to the Annual Meeting to our Corporate Secretary c/o Gogo Business Aviation LLC, 105 Edgeview Drive, Broomfield, Colorado 80021; or
•	virtually attending the Annual Meeting and voting online.

If you hold shares through a bank or broker, please refer to your proxy card or other information forwarded by your bank or broker to see how you can revoke your proxy and change your vote.

Virtual attendance at the Annual Meeting will not by itself revoke a proxy.

How many votes do you need to hold the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. Stockholders who attend the Annual Meeting online at www.virtualshareholdermeeting.com/GOGO2021 will be deemed to be in person attendees for purposes of determining if a quorum has been meet. If a quorum is present, we can hold the Annual Meeting and conduct business.

On what items am I voting?

You are being asked to vote on five items:

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to elect three directors nominated by the board of directors and named in the proxy statement to serve until our 2024 annual meeting of stockholders or until their successors are elected and qualified;

•	to approve executive compensation in a non-binding advisory vote;
•	a non-binding advisory vote on the frequency of future advisory votes approving executive compensation;
•	to approve the Section 382 Rights Plan; and
•	to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

No cumulative voting rights are authorized, and dissenters’ rights are not applicable to these matters.

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How does the board of directors recommend that I vote?

The board recommends that you vote as follows:

•	FOR each of the director nominees;
•	FOR the approval of executive compensation;
•	EVERY 1 YEAR on the frequency of future advisory votes executive compensation;
•	FOR the approval of the Section 382 Rights Plan; and
•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

How may I vote in the election of directors, and how many votes must the nominees receive to be elected?

With respect to the election of directors, you may:

•	vote FOR all three nominees for director;
•	vote FOR only one or two of the nominees for director and WITHHOLD from voting on the remaining nominee(s) for director; or
•	WITHHOLD from voting on all three nominees for director.

The Company’s Amended and Restated Bylaws (the “Bylaws”) provide for the election of directors by a plurality of the votes cast. This means that the three individuals nominated for election to the board of directors who receive the most “FOR” votes (among votes properly cast in person or by proxy) will be elected.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the board may either:

•	reduce the number of directors that serve on the board; or
•	designate a substitute nominee.

If the board designates a substitute nominee, shares represented by proxies voted for the nominee who is unable to stand for election will be voted for the substitute nominee.

How may I vote for the non-binding advisory vote approving executive compensation, and how many votes must this proposal receive to pass?

With respect to this proposal, you may:

•	vote FOR the approval of executive compensation;
•	vote AGAINST the approval of executive compensation; or
•	ABSTAIN from voting on the proposal.

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In order to pass, the proposal must receive the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting by the holders of common stock who are present in person or by proxy. In accordance with applicable law, this vote is “advisory,” meaning it will serve as a recommendation to our board of directors, but will not be binding. However, our Compensation Committee will consider the outcome of the vote when making future compensation decisions for our executive officers. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

How may I vote for the non-binding advisory vote on the frequency of future advisory votes approving executive compensation, and how many votes must this proposal receive to pass?

With respect to this proposal, you may vote to indicate your preference as follow:

•	an advisory vote on executive compensation EVERY 3 YEARS;
•	an advisory vote on executive compensation EVERY 2 YEARS;
•	an advisory vote on executive compensation EVERY 1 YEAR; or
•	ABSTAIN from voting on the proposal.

The non-binding advisory vote on the frequency of future advisory votes approving executive compensation will be determined by a plurality of the votes cast of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. This means that the option receiving the highest number of votes will be determined to be the preferred frequency. In addition, as an advisory vote, this proposal is not binding. In light of the foregoing, our board of directors and Compensation Committee will consider the choice that receives the most votes in making future decisions regarding the frequency of future advisory votes approving executive compensation.

How may I vote for the proposal to approve the Section 382 Rights Plan, and how many votes must this proposal receive to pass?

With respect to this proposal, you may:

•	vote FOR the approval of the Section 382 Rights Plan;
•	vote AGAINST the approval of the Section 382 Rights Plan; or
•	ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting by the holders of common stock who are present in person or by proxy. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

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How may I vote for the proposal to ratify the appointment of our independent registered public accounting firm, and how many votes must this proposal receive to pass?

With respect to this proposal, you may:

•	vote FOR the ratification of the accounting firm;
•	vote AGAINST the ratification of the accounting firm; or
•	ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting by the holders of common stock who are present in person or by proxy. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed card but do not provide voting instructions, your shares will be voted as follows:

•	FOR each of the three director nominees;
•	FOR the approval of executive compensation;
•	EVERY 1 YEAR on the frequency of future advisory votes approving executive compensation;
•	FOR the approval of the Section 382 Rights Plan;
•	FOR the ratification of the appointment of our independent registered public accounting firm; and
•	At the discretion of the proxy holders, either FOR or AGAINST any other matter or business that may properly come before the Annual Meeting.

Will my shares be voted if I do not vote by using the Internet or by signing and returning my proxy card?

If you do not vote by using the Internet or by signing and returning your proxy card, then your shares will not be voted and will not count in deciding the matters presented for stockholder consideration at the Annual Meeting.

If your shares are held in street name through a bank or broker, your bank or broker may vote your shares under certain limited circumstances if you do not provide voting instructions before the Annual Meeting, in accordance with the Nasdaq rules that govern the banks and brokers. These circumstances include voting your shares on “routine matters,” such as the ratification of the appointment of our independent registered public accountants described in this proxy statement. With respect to this proposal, therefore, if you do not vote your shares, your bank or broker may vote your shares on your behalf or leave your shares unvoted.

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The election of directors, the non-binding advisory vote approving executive compensation, the non-binding advisory vote on the frequency of advisory votes approving executive compensation and the approval of the Section 382 Rights Plan are not considered routine matters under the Nasdaq rules relating to voting by banks and brokers. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Broker non-votes that are represented at the Annual Meeting will be counted for purposes of establishing a quorum, but not for determining the number of shares voted for or against the non-routine matter.

We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the Annual Meeting in accordance with your wishes.

What is the vote required for each proposal to pass, and what is the effect of abstentions or withheld votes and uninstructed shares on the proposals?

The following table summarizes the board’s recommendation on each proposal, the vote required for each proposal to pass and the effect of abstentions or withheld votes and uninstructed shares on each proposal.

Proposal Number	Item	Board Voting Recommendation	Votes Required for Approval	Abstentions/ Withheld Votes	Broker Non-Votes

1.	Election of Directors	FOR	The three nominees who receive the most FOR votes properly cast in person or by proxy and entitled to vote will be elected	No effect	No effect
2.	Advisory vote approving executive compensation	FOR	Majority of the voting power of the shares present in person or by proxy and entitled to vote	Counts as votes against	No effect
3.	Advisory vote approving executive compensation	EVERY 1 YEAR	The option receiving the most FOR votes properly cast in person, electronically or by proxy, and entitled to vote	No effect	No effect
4.	Approval of the Section 382 Rights Plan	FOR	Majority of the voting power of the shares present in person or by proxy and entitled to vote	Counts as votes against	No effect
5.	Ratification of independent registered public accounting firm	FOR	Majority of the voting power of the shares present in person or by proxy and entitled to vote	Counts as votes against	Discretionary voting by broker permitted

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What do I need to do to virtually attend the Annual Meeting?

You will need to go to www.virtualshareholdermeeting.com/GOGO2021 and enter the control number located on your proxy card or to follow the instructions that accompanied your proxy materials. We recommend that you log-in at least 15 minutes before the meeting starts to ensure that you are logged in when the virtual annual meeting begins. Only our stockholders and persons holding proxies from our stockholders may attend the Annual Meeting.

Can I receive future proxy materials and annual reports electronically?

Yes. You may access this proxy statement and the annual report by accessing the website located at www.proxyvote.com using the control number located on each proxy card. Instead of receiving future proxy materials in the mail, you can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings, and will give you an automatic link to the proxy voting site.

If you are a stockholder of record and wish to enroll in the electronic proxy delivery service for future meetings, you may do so by going to www.proxyvote.com and following the prompts.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following sections provide an overview of our corporate governance structure and processes. Among other topics, we describe how we select directors, how we consider the independence of our directors and key aspects of our board operations.

The Company’s Bylaws provide that the board of directors shall consist of not fewer than three directors, with the exact number to be fixed by the board of directors. The board of directors has fixed the current number of directors at 10, and there is currently one vacancy.

The Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) divides the board into three classes, as nearly equal in number as possible, with the terms of office of the directors of each class ending in different years. Each of Class I, Class II and Class III currently has three directors. The terms of directors in Classes I, II and III end at the annual meetings in 2023, 2021 and 2022, respectively.

Director	Age	Position	Director Since
	Class II Directors for election at the 2021 Annual Meeting
Michele Coleman Mayes	71	Director	2016
Robert H. Mundheim	88	Director	2012
Harris N. Williams	51	Director	2010
	Class III Directors for election at the 2022 Annual Meeting
Robert L. Crandall	85	Director	2006
Christopher D. Payne	52	Director	2014
Mark Anderson	45	Director	2021
	Class I Directors for election at the 2023 Annual Meeting
Hugh W. Jones	57	Lead Independent Director	2016
Oakleigh Thorne	63	Chairman of the Board, President and Chief Executive Officer	2006
Charles C. Townsend	71	Director	2010

On March 30, 2021, Mark Anderson was appointed as a Class III director. Immediately prior to, and in order to accommodate, the appointment of Mr. Anderson as a Class III director, Charles Townsend resigned as a Class III director on March 30, 2021, and was thereafter appointed by the Board as a Class I director.

At each annual meeting of the stockholders, the successors of the directors whose term expires at that meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The board of directors is therefore asking you to elect the three nominees for director whose terms expire at the Annual Meeting. Michele Coleman Mayes, Robert H. Mundheim and Harris N. Williams, our current Class II directors, have been nominated for reelection at the Annual Meeting. See “Proposal 1: Election of Directors” on page 68.

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Directors are elected by a plurality. Therefore, the three nominees who receive the most “FOR” votes will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named. There is no cumulative voting. If you sign and return the accompanying proxy card, your shares will be voted for the election of the three nominees recommended by the board of directors unless you choose to withhold your vote against any or all of the nominees. If any nominee for any reason is unable to serve or will not serve, proxies may be voted for such substitute nominee as the proxy holders may determine. The Company is not aware of any nominee who will be unable to or will not serve as a director.

Biographical information for each nominee and continuing director is set forth below. We have also identified for each individual the business experience, qualifications, attributes and skills that underlie the board of directors’ and Nominating and Corporate Governance Committee’s belief that each individual is a valuable member of the board of directors. The persons who have been nominated for election and are to be voted upon at the Annual Meeting are listed first, with continuing directors following thereafter.

Class II Nominees

Michele Coleman Mayes currently serves as Vice President, General Counsel and Secretary for the New York Public Library (NYPL). She joined NYPL in August 2012 after serving as Executive Vice President and General Counsel for Allstate Insurance Company since 2007. Prior to Allstate, she served as a Senior Vice President and the General Counsel of Pitney Bowes Inc. from 2003 to 2007 and in several legal capacities at Colgate-Palmolive from 1992 to 2003. In 1982, Ms. Mayes entered the corporate sector as managing attorney of Burroughs Corporation. After Burroughs and Sperry Corporation merged, creating Unisys Corporation, she was appointed Staff Vice President and Associate General Counsel for Worldwide Litigation. From 1976 through 1982, she served in the U.S. Department of Justice as an Assistant United States Attorney in Detroit and Brooklyn, eventually assuming the role of Chief of the Civil Division in Detroit. She chaired the American Bar Association Commission on Women in the Profession from 2014 to 2017 and is on the Board of Trustees of the American College of Corporate Governance Counsel. Ms. Mayes served as a director of Assurant, Inc. from 2004 to 2007, where she also served as a member of the Audit Committee and Chairman of the Nominating and Governance Committee.

Ms. Mayes’s specific qualifications, experience, skills and expertise include:

•	Legal, analytical and governance skills;
•	Core business skills and leadership experience; and
•	Expertise in civil litigation and governance matters.

Robert H. Mundheim has been Of Counsel to Shearman & Sterling LLP since 2000. Since 2012, Mr. Mundheim has also served as a Professor of Corporate Law and Finance at the University of Arizona James E. Rogers College of Law. From 1992 to 1999, Mr. Mundheim was Executive Vice President and General Counsel of Salomon Inc. and

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Senior Executive Vice President and General Counsel of Salomon Smith Barney Holdings Inc., and prior to that, he was Co-Chairman of the New York law firm of Fried, Frank, Harris, Shriver & Jacobson LLP and University Professor of Law and Finance at the University of Pennsylvania Law School, where he taught since 1965 and served as Dean from 1982 to 1989. Mr. Mundheim has also served as General Counsel to the U.S. Treasury Department, Special Counsel to the Securities and Exchange Commission and Vice Chairman, Governor-at-Large and a member of the Executive Committee of the National Association of Securities Dealers. He previously served as Chairman of the board of directors of Quadra Realty Trust, Inc. and as a director of Weeden & Co. LP, eCollege.com, Benjamin Moore & Co., Commerce Clearing House Inc., Arnhold & S. Bleichroeder Holdings, Inc., Hypo Real Estate Holding AG and First Pennsylvania Bank. Mr. Mundheim currently serves as a member of the Board of Trustees of the New School and the Board of Trustees of the Curtis Institute of Music, a Trustee of the American College of Corporate Governance Counsel and a director of the Salzburg Global Seminar.

Mr. Mundheim’s specific qualifications, experience, skills and expertise include:

•	Extensive experience and expertise on corporate governance matters;
•	Core business skills, including financial and strategic planning; and
•	Finance, compliance and controls expertise.

Harris N. Williams serves as Senior Managing Director of WF Investment Management LLC, a diversified asset management business. From 2005 to 2013, Mr. Williams was an executive with Ripplewood Holdings, LLC, a global private equity firm focused on control investments, serving as Managing Director since 2007. Prior to 2005, Mr. Williams was in the Investment Banking division of Credit Suisse, primarily focused on mergers and acquisitions and leveraged buyouts. Mr. Williams’s industry areas of focus have included Technology, Media, Financial Services, Healthcare, Industrials and Hospitality on a global basis. Mr. Williams served on the board of directors of 3W Power Holdings Ltd. from 2011 to 2013, where he also served as Chairman of the Audit Committee.

Mr. Williams’s specific qualifications, experience, skills and expertise include:

•	Core business skills, including financial and strategic planning; and
•	Expertise in financial management and financial reporting.

Continuing Directors

Class III Directors – Terms Expiring at the 2022 Annual Meeting:

Robert L. Crandall is the former chairman and CEO of AMR Corporation and American Airlines. Mr. Crandall served as a member of the board of directors of Aircell, our predecessor company, from 2003 until January 2007.

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Mr. Crandall’s specific qualifications, experience, skills and expertise include:

•	Operating and management experience;
•	Core business skills, including financial and strategic planning; and
•	A deep understanding of the airline industry.

Christopher D. Payne has served as the Chief Operating Officer of DoorDash Inc. since January 2016. Mr. Payne was formerly the CEO of Tinder, Inc. from March 2015 to September 2015, the Senior Vice President, North American Marketplaces of eBay Inc. from September 2010 to December 2014 and the founder and CEO of Positronic, Inc. from July 2007 until December 2008, when it was sold to eBay. Mr. Payne previously served as a Vice President at Amazon from 1998 to 2001 and a Vice President at Microsoft from 2001 to 2007. Mr. Payne also was on the board of directors of Rue La La from July 2011 to October 2013.

Mr. Payne’s specific qualifications, experience, skills and expertise include:

•	Operating and management experience;
•	Core business skills, including financial and strategic planning; and
•	A deep understanding of the technology and e-commerce industries.

Mark M. Anderson joined GTCR LLC in 2000 and is currently a Managing Director of the firm. He previously worked at Bowles Hollowell Conner & Co. from 1998 to 2000. Mr. Anderson has served as a director of CommerceHub since 2018, Jet Support Services Inc. since 2020, and Vivid Seats since 2017. In addition, Mr. Anderson previously served as a director on past GTCR portfolio companies, including Beeline, CAMP Systems, Cision, Global Traffic Network, Land Lease Group, Landmark Aviation, Lytx and XIFIN, and was instrumental in other GTCR investments including Skylight Financial, Solera and Transaction Network Services. Mr. Anderson is a member of the Chicago-area Jefferson Scholars Selection Committee for the University of Virginia.

Mr. Anderson’s specific qualifications, experience, skills and expertise include:

•	Core business skills, including financial and strategic planning; and
•	A deep understanding of the technology and e-commerce industries.

Class I Directors – Terms Expiring at the 2023 Annual Meeting:

Hugh W. Jones is a co-founder of Basalt Investments, LLC. Mr. Jones previously served as President of Sabre Airline Solutions from April 2011 to August 2017. From 1996 to 2011, Mr. Jones held a number of other executive positions at Sabre including COO of Sabre Travel Network and Airline Solutions. Before joining Sabre, Mr. Jones served as the president and CEO of Travelocity. Mr. Jones has served on the board of directors of the travel technology company Travelport (formally Toro Private OpCo, LTD) since May 2019. He

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began his career in the travel industry at American Airlines in 1988, serving in a variety of finance positions. Mr. Jones was appointed as our Lead Independent Director effective January 1, 2021.

Mr. Jones’s specific qualifications, experience, skills and expertise include:

•	Core business skills, including financial, operating and management;
•	Finance, financial reporting, compliance and controls expertise; and
•	A deep understanding of the airline technology and ecommerce industries.

Oakleigh Thorne has served as our President and Chief Executive Officer since March 4, 2018 and was appointed Chairman of the board of directors effective January 1, 2021. Mr. Thorne also serves as the CEO of Thorndale Farm, L.L.C., which oversees investment of Thorne family assets. From 1996 to 2009, Mr. Thorne served as the Co-President of Blumenstein/Thorne Information Partners, L.L.C., a private equity and venture capital firm. From 2000 to 2007, Mr. Thorne served as Chairman and CEO of eCollege.com, a then-publicly traded provider of outsourced eLearning solutions, and he previously served as CEO of Commerce Clearing House Inc. and as a director of ShopperTrak and MachineryLink. Mr. Thorne served as a member of the board of directors of Aircell, our predecessor company, from 2003 until January 2007.

Mr. Thorne’s specific qualifications, experience, skills and expertise include:

•	Core business skills, including financial and strategic planning;
•	Finance, financial reporting, compliance and controls expertise; and
•	A deep understanding of our Company and industry.

Charles C. Townsend currently serves as Managing General Partner of Bluewater Wireless II, L.P. Mr. Townsend founded Aloha Partners LP in 2001 and served as its Managing General Partner until 2008. Mr. Townsend has served on the Board of Directors of CTIA, a trade association representing the wireless telecommunications industry, from 2017 to the present. Since January 2004, Mr. Townsend has also served as President of Pac 3, LLC.

Mr. Townsend’s specific qualifications, experience, skills and expertise include:

•	Core business skills, including financial and strategic planning;
•	A deep understanding of the telecommunications industry; and
•	Extensive knowledge of wireless spectrum valuations and uses.

Selecting Nominees for Director

Our board has delegated to the Nominating and Corporate Governance Committee the responsibility for reviewing and recommending to the board nominees for director. In

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accordance with our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee, in evaluating director candidates, recommends to the board appropriate criteria for the selection of new directors based on the strategic needs of the Company and the board, periodically reviews the criteria adopted by the board and, if deemed desirable, recommends changes to such criteria.

The board values diversity, in its broadest sense, reflecting, but not limited to, profession, geography, gender, ethnicity, skills and experience, and when conducting a search endeavors to include individuals who would add diversity to the board, including women and minority candidates, in the qualified pool from which board candidates are chosen. From time to time stockholders, prospective candidates or other third parties may present an individual to the Nominating and Corporate Governance Committee for consideration, in which case the board may, if such individual meets the criteria for membership and is expected to make significant contributions to the Company, elect such individual to the board without conducting a search.

The Nominating and Corporate Governance Committee is responsible for recommending to the board nominees for election to the board at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on the board. New candidates may be identified through recommendations from independent directors or members of management, search firms, discussions with other persons who may know of suitable candidates to serve on the board, and stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidates’ background and qualifications by the Nominating and Corporate Governance Committee, interviews with the Committee as a whole, one or more members of the Committee, or one or more other board members, and discussions within the Committee and the full board. The Nominating and Corporate Governance Committee then recommends candidates to the full board, with the full board selecting the candidates to be nominated for election by the stockholders or to be elected by the board to fill a vacancy.

The Nominating and Corporate Governance Committee will consider director candidates proposed by stockholders as well as recommendations from other sources. Any stockholder who wishes to recommend a prospective candidate for the board of directors for consideration by the Nominating and Corporate Governance Committee may do so by submitting the name and qualifications of the prospective candidate in writing to the following address: Corporate Secretary, c/o Gogo Business Aviation LLC, 105 Edgeview Drive, Suite 300, Broomfield, Colorado 80021. Any such submission should also describe the experience, qualifications, attributes, and skills that make the prospective candidate a suitable nominee for the board of directors. Our Bylaws set forth the requirements for direct nomination of an individual by a stockholder for election to the board of directors.

Director Independence

Under the Nasdaq listing standards, independent directors must comprise a majority of a listed company’s board of directors. In addition, the listing standards of Nasdaq require that,

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subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. In order to consider a director independent, the board of directors must affirmatively determine that he or she has no material relationship with Gogo Inc. and is independent under the independence criteria for directors established by Nasdaq, Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the independence criteria adopted by the board of directors. The independence criteria adopted by the board are set forth in the Company’s Corporate Governance Guidelines.

The board undertook an annual review of director independence in March 2021. As part of this review, the board considered whether there were any relationships between each director or any member of his or her immediate family and the Company. The board also examined whether there were any relationships between an organization of which a director is a partner, stockholder or executive officer and the Company. The purpose of this review was to determine whether any such relationships were inconsistent with a determination that a director is independent. As a result of this review, the board affirmatively determined that the following directors are independent directors: Robert Crandall, Hugh Jones, Michele Coleman Mayes, Robert Mundheim, Christopher Payne, Charles Townsend and Harris Williams. Accordingly, seven of our nine directors have been affirmatively determined to be independent. The board also affirmatively determined that all directors serving on the Audit Committee satisfy the independence requirements of Nasdaq and the SEC relating to audit committee members and that all directors serving on the Compensation Committee satisfy the independence requirements of Nasdaq relating to compensation committee members.

Executive Sessions of Our Non-Management Directors

The Lead Independent Director and the full board each have authority to require the board to meet in executive sessions outside the presence of management. The independent directors meet at regularly scheduled executive sessions without management not less frequently than once per quarter.

Board Leadership Structure

As noted in our Corporate Governance Guidelines, the board has no policy with respect to the separation of the offices of Chairman and Chief Executive Officer. The board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and Chief Executive Officer in any way that is in the best interests of the Company at a given point in time. Mr. Thorne currently serves as the Chairman of our board of directors. Because Mr. Thorne also serves as our President and CEO, the board of directors appointed Mr. Jones to serve as Lead Independent Director.

Board’s Role in Risk Oversight

Our board is responsible for overseeing our risk management. Under its charter, the Audit Committee is responsible for reviewing and discussing our risk management practices,

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including the effectiveness of the systems and policies for risk assessment and risk management, the major financial risk exposures and the steps management has taken to monitor and control such exposures, any unusual material transactions and management, internal auditor and independent auditor reviews regarding policies, procedures and monitoring related to the Foreign Corrupt Practices Act and other anti-corruption statutes. The Audit Committee also oversees our corporate compliance and ethics programs, as well as the internal audit function. The board’s other independent committees oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee considers the risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally. In addition to the committees’ work in overseeing risk management, our full board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the board receives reports on risk management from senior officers of the Company and from the committee chairs. The board reviews periodic assessments obtained from the Company’s ongoing enterprise risk management process that are designed to identify potential events that may affect the achievement of the Company’s objectives.

The Company’s executive officers, including the General Counsel and Secretary, report directly to our Chief Executive Officer, providing him with visibility into the Company’s risk profile. The head of the Company’s internal audit function regularly reports to the Audit Committee, and each of the General Counsel and head of internal audit have private sessions with the Audit Committee on a regular basis. The board of directors believes that the work undertaken by the committees of the board, together with the work of the full board of directors and our management, enables the board of directors to effectively oversee the Company’s risk management function.

Corporate Governance Guidelines, Committee Charters and Code of Business Conduct

Our Corporate Governance Guidelines are available on the corporate governance section of our investor relations website at www.ir.gogoair.com. The written charters for each of the Audit, Compensation and Nominating and Corporate Governance Committees also are available on the corporate governance section of our investor relations website at www.ir.gogoair.com.

We have a long-standing commitment to conduct our business in accordance with high ethical principles. Our Code of Business Conduct and Ethics applies to our directors, chief executive officer, chief financial officer, chief accounting officer and all other officers and employees. Our Code of Financial Ethics applies to our chief executive officer, chief financial officer, chief accounting officer and any other key employees performing finance or accounting functions. Copies of the Code of Business Conduct and Ethics and the Code of Financial Ethics may also be accessed on the corporate governance section of our investor relations website at www.ir.gogoair.com.

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Committees of the Board

Our board of directors has three committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The following table shows the current members of each committee and the number of meetings held during fiscal year 2020.

Director	Audit	Compensation	N&CG
Mark Anderson
Robert L. Crandall	✓	✓
Hugh W. Jones	✓	✓
Michele Coleman Mayes	✓		✓*
Robert H. Mundheim		✓*	✓
Christopher D. Payne
Oakleigh Thorne
Charles C. Townsend		✓
Harris N. Williams	✓*
Number of meetings	9	13	4

  ✓= current committee member; * = chair

Audit Committee. Our Audit Committee is responsible, among its other duties and responsibilities, for overseeing our accounting and financial reporting processes, the audits of our financial statements, the qualifications and independence of our independent registered public accounting firm, the effectiveness of our internal control over financial reporting and the performance of our internal audit function and independent registered public accounting firm. Our Audit Committee reviews and assesses the qualitative aspects of our financial reporting, our processes for managing business and financial risks, and our compliance with legal, ethical and regulatory requirements. Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm.

During fiscal year 2020, the Audit Committee held nine meetings. The Audit Committee is currently composed of Messrs. Williams (chair), Crandall and Jones and Ms. Mayes. Each member of our Audit Committee meets the Nasdaq independence requirements, is financially literate, and is an independent director under Rule 10A-3 under the Exchange Act. Our board has determined that Mr. Crandall is an audit committee financial expert as defined by the SEC.

Compensation Committee. Our Compensation Committee is responsible, among its other duties and responsibilities, for reviewing and approving all forms of compensation to be provided to, and employment agreements with, the executive officers and directors of the Company and its subsidiaries (including the Chief Executive Officer), establishing the general

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compensation policies of the Company and its subsidiaries and reviewing, approving and overseeing the administration of the employee benefits plans of the Company and its subsidiaries.

During fiscal year 2020, the Compensation Committee held 13 meetings. The Compensation Committee is currently composed of Messrs. Mundheim (chair), Townsend, Crandall and Jones. Each member of our Compensation Committee meets the Nasdaq independence requirements and is an outside director under Section 162(m) of the Internal Revenue Code. If all directors serving on the Compensation Committee do not meet the “non-employee director” requirements of Rule 16b-3 under the Exchange Act, the Compensation Committee will delegate to a special Section 16b-3 subcommittee consisting of those Compensation Committee members who meet such requirements the authority to approve grants of equity- based compensation subject to Section 16(b) of the Exchange Act. The Compensation Committee also from time-to-time delegates authority to our Chief Executive Officer to approve equity grants to non-executive officers and other employees.

The Compensation Committee retained Compensation Strategies, Inc. during 2020 to provide executive compensation consulting services. Compensation Strategies, Inc. reports directly to the Compensation Committee, and does not provide any other services to the Company. After a review of the applicable factors prescribed by the SEC and Nasdaq, the Compensation Committee determined that Compensation Strategies, Inc. is independent.

For additional information about the Compensation Committee’s processes and the role of executive officers and compensation consultants in determining compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible, among its other duties and responsibilities, for identifying and recommending candidates for election to our board (including candidates proposed by stockholders), reviewing the composition of the board and its committees, developing corporate governance guidelines and recommending them to the board for approval, managing the board’s annual self-evaluation process and developing and periodically reviewing succession plans for our Chief Executive Officer and such other officers as the Nominating and Corporate Governance Committee deems appropriate.

During fiscal year 2020, the Nominating and Corporate Governance Committee held four meetings. The Nominating and Corporate Governance Committee is currently composed of Ms. Mayes (chair) and Mr. Mundheim. Each member of the Nominating and Corporate Governance Committee meets the Nasdaq independence requirements.

Meetings of the Board of Directors and Attendance at the Annual Meeting

Our board of directors held 19 meetings during fiscal year 2020. Each of our directors attended at least 75% of the total number of meetings of the board and any committees of

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which he/she was a member during the time in which such director served on the board or any committee. It is the board’s policy that our directors attend our annual meetings. All members of the board serving as directors at the time of the 2020 annual meeting attended the 2020 annual meeting.

Plurality Voting for Directors and Director Resignation Policy

The Company’s Bylaws provide for the election of directors by a plurality of the votes cast. This means that the three individuals nominated for election to the board of directors at the Annual Meeting who receive the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. In addition, it is the Company’s policy that if (i) a director ceases to be employed by his or her principal employer, commences employment with a new employer or, while remaining employed by the same employer, undergoes a significant change in his or her position or employment responsibilities, (ii) an independent director ceases to qualify as such, or (iii) a nominee for director, in an uncontested election of directors, receives a greater number of votes “withheld” from his or her election than votes “for” his or her election, the affected director will be required to promptly tender to the board his or her resignation as director. The Nominating and Corporate Governance Committee will consider the tendered resignation and recommend to the board whether to accept or reject the resignation, and the board will make such determination, based on a review of whether the individual continues to satisfy the board’s membership criteria and any other matters that the board may consider relevant to its determination.

Succession Planning and Management Development

We are focused on talent development at all levels within our organization. Among the key responsibilities of the Nominating and Corporate Governance Committee is to ensure that management establishes and such committee oversees an effective executive succession plan. The board regularly reviews the succession plans that support our overall business strategy, with a focus on key positions at the senior officer level. The board recognizes that succession planning and talent management are closely connected to risk management. Potential leaders are given exposure and visibility to board members through formal presentations and informal events. More broadly, the board is regularly updated on key talent indicators for the overall workforce, including through diversity, recruiting and development programs.

Security Ownership Policies

The Company’s policies prohibit directors, officers and employees, their immediate family members living in their households and other persons living in their households (“Company Associated Persons”) from engaging in short sales and transactions in puts, calls or other derivative transactions with respect to the equity of the Company or its affiliates. The Company’s policies also discourage Company Associated Persons from engaging in hedging or monetization transactions involving securities of the Company or its affiliates (such as zero-cost collars and forward sale transactions) that allow a person to lock in much of the

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value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. Any Company Associated Person wishing to enter into such hedging arrangement must first pre-clear the proposed transaction with the office of the General Counsel of the Company. Any request for pre-clearance of a hedging or similar arrangement must be submitted to the General Counsel of the Company at least two weeks before the proposed execution of documents evidencing the proposed transaction. The office of the General Counsel will then determine whether the transaction may proceed. The Company further requires that pledges by directors and executive officers of securities of the Company or its affiliates be approved in advance by the board of directors or a committee designated by the board of directors.

Executive Officers

Our executive officers are designated by, and serve at the discretion of, our board of directors. There are no family relationships among any of our directors or executive officers. Our executive officers are as follows:

Executive Officer	Age	Position
Oakleigh Thorne	63	Chairman of the Board of Directors, President and Chief Executive Officer
Sergio Aguirre	57	President, Business Aviation
Marguerite M. Elias	66	Executive Vice President, General Counsel and Secretary
Karen Jackson	51	Executive Vice President, Chief People Experience Officer
Barry Rowan	64	Executive Vice President and Chief Financial Officer
Michael Bayer	52	Senior Vice President, Controller and Chief Accounting Officer

Mr. Thorne’s biography and related information may be found above in the section titled “Directors, Executive Officers and Corporate Governance—Continuing Directors.” The following is biographical information for our other executive officers:

Sergio Aguirre joined us in February 2007. In December 2017, Mr. Aguirre became our Senior Vice President and General Manager of Business Aviation, and in May 2018, he became our President, Business Aviation division. From 2001 to 2007, Mr. Aguirre was employed as the director of sales for Securaplane Technologies Inc. Mr. Aguirre has more than 30 years’ experience in the aviation industry and has served in a variety of positions, including mechanics, sales, product development and management. Mr. Aguirre attended Orange Coast College and completed Harvard Business School’s Advanced Management Program.

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Marguerite M. Elias joined us in September 2007. From June 2004 until July 2007, Ms. Elias served as Senior Vice President and General Counsel of eCollege.com, a publicly traded provider of outsourced eLearning solutions, where she was responsible for all legal and compliance issues, managed the human resources function and was a member of senior management. Ms. Elias was in private practice for 15 years at Skadden, Arps, Slate, Meagher & Flom and Katten Muchin Rosenman, where she specialized in federal securities law, corporate finance, and mergers and acquisitions for clients across a broad spectrum of industries. She is a member of the American Law Institute. Ms. Elias received a Bachelor of Arts degree in Economics from Northwestern University and a Juris Doctor from Loyola University of Chicago School of Law.

Karen Jackson joined us in February 2015 as Senior Vice President, Human Resources. Ms. Jackson became our Executive Vice President, Chief People Experience Officer in February 2020. From November 2011 to January 2015, Ms. Jackson served as SVP, Human Resources of Acquity Group, a digital and marketing services firm acquired by Accenture, where she was responsible for the HR function and talent strategy across the business. From November 2009 to November 2011, Ms. Jackson held the position of VP, Corporate Strategy at Acquity Group, where she was responsible for driving Acquity Group’s growth initiatives. She received her Master’s degree in Business Administration from the Fuqua School of Business, Duke University and a Bachelor’s degree in Accounting from the University of Illinois, Urbana-Champaign.

Barry Rowan joined us as Executive Vice President, Finance in April 2017 and in May 2017 he became our Executive Vice President and Chief Financial Officer. Mr. Rowan previously served as Executive Vice President and Chief Financial Officer of Cool Planet Energy Systems from March 2013 to April 2017, as Executive Vice President, Chief Financial Officer and Chief Administrative Officer for Vonage Corporation from 2010 to 2013, and as Executive Vice President, Chief Financial Officer and Treasurer for Nextel Partners from 2003 to 2006. Mr. Rowan earned his Master’s degree in Business Administration from the Harvard Business School and his Bachelor’s degree in Business Administration and Chemical Biology summa cum laude from The College of Idaho.

Michael Bayer joined us in June 2015. From February 2013 to March 2015, Mr. Bayer served as Vice President and Corporate Controller at JMC Steel Group, Inc., an independent steel pipe and tube manufacturer. Prior to that, he worked in various accounting and financial reporting roles, including as Assistant Controller and Controller of Motorola Mobility, Inc. from 2010 to 2013 and as Director of Accounting at Exelon Corporation from 2004 to 2009. On February 24, 2021, Mr. Bayer notified the Company that he intends to step down from his position as Senior Vice President, Controller and Chief Accounting Officer effective September 30, 2021. Mr. Bayer is a Certified Public Accountant and received his Bachelor’s degree in Accounting from Miami University.

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Policies and Procedures for Related Person Transactions

We have adopted a written related person transactions policy pursuant to which our executive officers, directors and principal stockholders, including their immediate family members, will not be permitted to enter into a related person transaction with us without the consent of our Audit Committee. Any proposed transaction between the Company and an executive officer, director, principal stockholder or any of such persons’ immediate family members, in which the amount involved exceeds $120,000, must be presented to our Audit Committee for review, consideration and approval. Our directors, executive officers and employees are required to report any proposed related person transaction to our Audit Committee. In approving or rejecting the proposed transaction, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we discover any related person transaction that has not been properly approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Related Person Transactions

Exchange Transaction

On April 1, 2021, we entered into an exchange agreement (the “Exchange Agreement”) with Silver (Equity Holdings), LP (“GTCR”), an entity affiliated with Mark Anderson, pursuant to which GTCR agreed to exchange $105,726,000 aggregate principal amount of the Company’s 6.00% Convertible Senior Notes due 2022 (the “2022 Convertible Notes”) beneficially owned by GTCR for 19,064,529 shares of the Company’s common stock (the “Exchange Shares” and such transaction, the “Exchange”). Pursuant to the terms of the Exchange Agreement, GTCR has the right to designate one director for election to the board and to have one board observer, until GTCR ceases to own at least 40% of the shares of common stock held by GTCR immediately following consummation of the transactions contemplated by the Exchange Agreement (the “Board Fall-Away Date”). In the event the director designated by GTCR is not elected at any meeting of our stockholders to approve such designee, the board will fill a vacancy, or increase the number of directorships of the board to create a vacancy that the board will fill, with GTCR’s designated nominee, provided that we have no obligation to appoint a particular designee if such individual has previously been nominated for election, but was not elected as a director at any meeting of our stockholders. Upon the Board Fall-Away Date, GTCR’s director designee would be required to tender his resignation from the Board, which resignation would be contingent upon the Board’s acceptance. At any time that GTCR does not have a director designee serving on the Board, it would no longer be entitled to an observer on the board. The Exchange is expected to close in mid-April 2021.

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Upon closing of the Exchange, GTCR and the Company will enter into a registration rights agreement, pursuant to which GTCR and its permitted transferees will be afforded customary demand and piggyback registration rights with respect to the shares of common stock held by GTCR as of the closing of the Exchange (including the Exchange Shares).

Convertible Notes Transactions

As of December 31, 2020, Thorndale Farm Private Equity Fund 2, LLC (“Thorndale”), an entity affiliated with Oakleigh Thorne, held $8 million in aggregate principal amount of our outstanding 2022 Convertible Notes. In 2020, we paid $480,000 in interest to Thorndale with respect to its 2022 Convertible Notes.

On March 1, 2020, our 3.75% Convertible Senior Notes due 2020 (the “2020 Convertible Notes”) matured in accordance with their terms. As of March 1, 2020, Millbrook Tribute Garden, Inc. (“Millbrook”), an entity affiliated with Oakleigh Thorne, held $250,000 in aggregate principal amount of the 2020 Convertible Notes, and we paid $254,688 in aggregate amount of principal and accrued and unpaid interest on the 2020 Convertible Notes upon maturity to Millbrook.

Secured Notes Transaction

On April 25, 2019, Thorndale purchased $13,375,000 in aggregate principal amount of 9.875% Senior Secured Notes due 2024 (the “2024 Secured Notes”) issued by Gogo Intermediate Holdings LLC, a wholly owned subsidiary of the Company (“GIH”), and Gogo Finance Co. Inc., a wholly owned subsidiary of GIH (together, the “Issuers”) at a price equal to 99.512% of the principal amount thereof, in an unregistered offering of securities pursuant to Rule 144A under the Securities Act of 1933, as amended. The 2024 Secured Notes mature on May 1, 2024, unless earlier redeemed or repurchased. The Issuers pay interest on the 2024 Secured Notes semi-annually in arrears on November 1 and May 1 of each year, beginning on November 1, 2019. In 2020, the Issuers paid $1,320,781 in interest to Thorndale with respect to its 2024 Secured Notes.

Registration Rights Agreement

On December 31, 2009, we entered into a registration rights agreement with certain of our stockholders, including certain entities affiliated with Oakleigh Thorne, Charlie Townsend and Robert Mundheim (the “Registration Rights Agreement”). Upon closing of the Exchange, the Registration Rights Agreement will be amended. The following description of the terms of the Registration Rights Agreement is intended as a summary only and is qualified in its entirety by reference to the Registration Rights Agreement filed as an exhibit to our Annual Report on Form 10-K.The registration of shares of our common stock pursuant to the exercise of registration rights described below would enable the holders to trade these shares without restriction under the Securities Act, when the applicable registration statement is declared effective. We will pay the registration expenses, other than underwriting discounts and

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commissions and certain counsel or advisor fees as described therein, of the shares registered pursuant to the demand and piggyback registrations described below.

The demand and piggyback registration rights described below commenced 180 days after the closing of our initial public offering on June 26, 2013 and continue perpetually. We are not required to effect more than two demand registrations in any twelve-month period or any demand registration within 180 days following the date of effectiveness of any other registration statement. If the board of directors (or an authorized committee thereof), in its reasonable good faith judgment determines that the filing of a registration statement will materially affect a significant transaction or would force the Company to disclose confidential information which is adverse to the Company’s interest, then the board of directors may delay a required registration filing for periods of up to 90 days, so long as the periods do not aggregate to more than 120 days in a twelve-month period. Generally, in an underwritten offering, the managing underwriter has the right, subject to specified conditions, to limit the number of shares such holders may include.

Demand Registration Rights. Under the terms of the Registration Rights Agreement, stockholders that are a party to the agreement may, under certain circumstances and provided they meet certain thresholds described in the Registration Rights Agreement, make a written request to us for the registration of the offer and sale of all or part of the shares subject to such registration rights (“Registrable Securities”). If we are eligible to file a registration statement on Form S-3 or any successor form with similar “short-form” disclosure requirements, the holders of Registrable Securities may make a written request to us for the registration of the offer and sale of all or part of the Registrable Securities provided that the Registrable Securities to be registered under such short-form registration have an aggregate market value, based upon the offering price to the public, equal to at least $15.0 million.

Piggyback Registration Rights. If we register the offer and sale of any of our securities (other than a registration statement relating to an initial public offering or on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) either on our behalf or on the behalf of other security holders, the holders of the Registrable Securities under the Registration Rights Agreement are entitled to include their Registrable Securities in the registration subject to certain exceptions relating to employee benefit plans and mergers and acquisitions. The managing underwriters of any underwritten offering may limit the number of Registrable Securities included in the underwritten offering if the underwriters believe that including these shares would have a materially adverse effect on the offering. If the number of Registrable Securities is limited by the managing underwriter, the securities to be included first in the registration will depend on whether we or certain holders of our securities initiate the piggyback registration. If we initiate the piggyback registration, we are required to include in the offering (i) first, the securities we propose to sell and (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder. If the holder of Registrable

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Securities initiates the piggyback registration, it is required to include in the offering (i) first, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder and (ii) second, the securities we propose to sell.

Indemnification Agreements

Our Certificate of Incorporation contains provisions permitted under the Delaware General Corporation Law relating to the liability of directors. These provisions eliminate a director’s personal liability to the fullest extent permitted by the Delaware General Corporation Law for monetary damages resulting from a breach of fiduciary duty, except in circumstances involving any breach of the director’s duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, under Section 174 of the Delaware General Corporation Law (unlawful dividends), or any transaction from which the director derives an improper personal benefit. The principal effect of the limitation on liability provision is that a stockholder will be unable to prosecute an action for monetary damages against a director unless the stockholder can demonstrate a basis for liability for which indemnification is not available under the Delaware General Corporation Law. These provisions, however, should not limit or eliminate our rights or any stockholder’s rights to seek non-monetary relief, such as an injunction or rescission, in the event of a breach of a director’s fiduciary duty. These provisions will not alter a director’s liability under federal securities laws. The inclusion of this provision in our Certificate of Incorporation may discourage or deter stockholders or management from bringing a lawsuit against directors for a breach of their fiduciary duties, even though such an action, if successful, might otherwise have benefited us and our stockholders.

Our Bylaws require us to indemnify and advance expenses to our directors and officers to the fullest extent permitted by the Delaware General Corporation Law and other applicable law, except in certain cases of a proceeding instituted by the director or officer without the approval of our board. Our Bylaws provide that we are required to indemnify our directors and executive officers, to the fullest extent permitted by law, for all judgments, fines, settlements, legal fees and other expenses incurred in connection with pending or threatened legal proceedings because of the director’s or officer’s positions with us or another entity that the director or officer serves at our request, subject to various conditions, and to advance funds to our directors and officers to enable them to defend against such proceedings.

We have also entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements provide our directors and executive officers with contractual rights to the indemnification and expense advancement rights provided under our Bylaws, as well as contractual rights to additional indemnification as provided in the indemnification agreements.

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Communications with the Board

Stockholders who wish to contact our board may send written correspondence, in care of the Corporate Secretary, c/o Gogo Business Aviation LLC, 105 Edgeview Drive, Suite 300, Broomfield, Colorado 80021. Communications may be addressed to an individual director, to the non-management directors as a group, or to the board as a whole. Communications not submitted confidentially that discuss business or other matters relevant to the activities of our board will be preliminarily reviewed by the office of the Secretary and then distributed either in summary form or by delivering a copy of the communication. Communications marked as confidential will be distributed, without review by the office of the Secretary, to the director, or group of directors, to whom they are addressed. With respect to other correspondence received by the Company that is addressed to one or more directors, the board has requested that the following items not be distributed to directors, because they generally fall into the purview of management, rather than the board: junk mail and mass mailings, product and services complaints, product and services inquiries, résumés and other forms of job inquiries, solicitations for charitable donations, surveys, business solicitations and advertisements.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates information as of April 1, 2021 regarding the beneficial ownership of our common stock by:

•	each person, or group of persons, who is known to beneficially own more than 5% of any class of our common stock;
•	each of our directors;
•	each of the named executive officers; and
•	all of our directors and executive officers as a group.

In accordance with SEC rules, beneficial ownership includes sole or shared voting or investment power with respect to securities and includes the shares issuable pursuant to stock options that are exercisable within 60 days of the determination date, which in the case of the following table is January 31, 2021. Shares issuable pursuant to those stock options are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Under these rules, more than one person may be a deemed beneficial owner of the same securities and a person may be deemed a beneficial owner of securities in which such person has no economic interest. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

The percentage of beneficial ownership is based on 92,083,425 shares of our common stock outstanding as of April 1, 2021.

Except as otherwise noted below, the address for each person listed on the table is c/o Gogo Inc., 111 N. Canal St., Suite 1400, Chicago, Illinois 60606.

Name of Beneficial Owner	Number of Shares	Percent
5% Stockholders
Oakleigh Thorne and affiliated entities(1)(4)(5)	26,290,151	28.55%
Silver (Equity) Holdings, LP(2)	12,674,482	13.76%
Mudrick Capital Management, LP(3)	7,326,848	7.96%
Directors and Named Executive Officers
Marguerite Elias(4)	73,291	*
Barry Rowan(4)	203,535	*
Sergio Aguirre	63,445	*
Robert L. Crandall(4)(5)	197,394	*
Hugh W. Jones(4)(5)	148,916	*
Michele Coleman Mayes(4)(5)	99,816	*
Robert H. Mundheim(4)(5)	294,204	*
Christopher D. Payne(4)(5)	132,369	*
Oakleigh Thorne and affiliated entities(2)(4)(5)	26,290,151	28.55%
Charles C. Townsend(4)(5)	3,679,981	4.00%

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Name of Beneficial Owner	Number of Shares	Percent
Harris N. Williams(4)(5)	146,550	*
Karen Jackson	65,919	*
Mark Anderson	0	0%
All directors and executive officers as a group (14 persons)(1)(4)(5)	31,395,571	32.55%

*	Represents beneficial ownership of less than one percent (1%).

(1)

Includes 100 shares held directly by Mr. Thorne’s spouse, 25,924,803 shares held directly by Thorndale Farm Gogo, LLC (“Thorndale Farm”) and 271,573 shares held directly by OAP, LLC (“OAP”). Information concerning beneficial ownership by Thorndale Farm and OAP is based on a Form 4 fled with the SEC on March 17, 2021 by Thorndale Farm, OAP and Mr. Thorne. The address of each of the foregoing persons or entities is c/o Thorndale Farm, L.L.C., P.O. Box 258, Millbrook, NY 12545.

(2)

Based on a Schedule 13D/A jointly filed with the SEC on April 1, 2021 by Silver (Equity Holdings), LP, GTCR Partners XII/A&C LP and GTCR Investment XII LLC. These entities have shared voting and dispositive power with regard to 12,674,482 shares of our common stock. This does not take into account the shares that will be issued pursuant to the Exchange Agreement discussed in “Directors, Executive Officers and Corporate Governance – Related Person Transactions”. The address of GTCR is 300 North LaSalle Street, Suite 5600, Chicago, IL 60654.

(3)

Based on a Schedule 13G/A jointly filed with the SEC on February 12, 2021 by Mudrick Distressed Opportunity Specialty Fund, LP, Mudrick Distressed Opportunity Drawdown Fund II, LP, Mudrick Distressed Opportunity Fund Global, LP, Mudrick GP, LLC, Mudrick Distressed Opportunity Drawdown Fund II GP, LLC, Mudrick Capital Management, LP, Mudrick Capital Management, LLC and Jason Mudrick (collectively, “Mudrick”). Mudrick has shared voting and dispositive power with regard to 7,326,848 shares of our common stock. The address of Mudrick is 527 Madison Avenue, 6th Floor, New York, NY 10022.

(4)

Includes shares of our common stock issuable upon the exercise of options granted pursuant to our equity compensation plans, which were unexercised as of April 1, 2021 but were exercisable within a period of 60 days from such date. These amounts include the following number of shares of our common stock for the following individuals: Mr. Crandall 168,460; Mr. Jones 98,916; Ms. Mayes 98,916; Mr. Mundheim 168,460; Mr. Payne 130,869; Mr. Thorne 93,675; Mr. Townsend 137,560; Mr. Williams 137,560; Mr. Rowan 68,526; Ms. Elias 13,250; Mr. Aguirre 48,608; Ms. Jackson 22,750; other executive officers 4,750; and all executive officers and directors as a group 1,192,300.

(5)

Excludes the following shares of our common stock issuable upon settlement of outstanding deferred stock units: Mr. Crandall 103,869; Mr. Jones 60,877; Ms. Mayes 88,746; Mr. Mundheim 98,823; Mr. Payne 86,668; Mr. Thorne 40,611; Mr. Townsend 101,125; Mr. Williams 72,358; and all directors and executive officers as a group 653,077. Deferred stock units are settled 90 days after the director ceases to serve as such.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports and reports of change in ownership in the Company’s common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports filed electronically with the SEC and written representations from the Company’s officers and directors, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with during 2020.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

In this Compensation Discussion and Analysis, we provide an overview of the Company’s executive compensation program, including a discussion of our compensation philosophy. We also review the material elements of compensation earned by or paid to our named executive officers (each, an “NEO”) in 2020, and discuss and analyze the compensation decisions made by the Compensation Committee in 2020.

On December 1, 2020, we completed the previously announced sale of our commercial aviation (“CA”) business to a subsidiary of Intelsat Jackson Holdings S.A. (“Intelsat”) for a purchase price of $400 million in cash, subject to certain adjustments (the “Transaction”). Upon the closing of the Transaction, Jon Cobin and John Wade ceased to be our employees and became employees of Intelsat. Pursuant to Item 402 of Regulation S-K promulgated under the Securities Act of 1933, as amended, we have included Messrs. Cobin and Wade as NEOs for 2020.

The NEOs discussed in this Compensation Discussion and Analysis and the related compensation tables are the officers listed in the table below.

Name	Title
Oakleigh Thorne	President and Chief Executive Officer

Barry Rowan	Executive Vice President and Chief Financial Officer

Marguerite M. Elias	Executive Vice President, General Counsel and Secretary

Sergio Aguirre	President, Business Aviation

Karen Jackson	Executive Vice President and Chief People Experience Officer

John Wade	Former President, Commercial Aviation

Jonathan B. Cobin	Former Executive Vice President and Chief Strategy Officer

The Compensation Committee has overall responsibility for approving the compensation program for our NEOs and makes all final compensation decisions regarding our NEOs. The Compensation Committee strives to implement compensation policies and practices that are consistent with our values and support the successful recruitment, development and retention of NEO talent so we can achieve our business objectives and optimize our long-term financial returns.

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Executive Summary

Our compensation programs are intended to align our NEOs’ interests with those of our stockholders by rewarding performance that meets or exceeds the goals the Compensation Committee establishes with the objective of increasing long-term stockholder value and supporting the shorter-term business goals we believe are necessary to effect such an increase. In line with our pay-for-performance philosophy, the total compensation received by our NEOs will vary based on the financial results of the Company as well as progress made against identified strategic and/or operational goals. Our NEOs’ total compensation is comprised of a mix of base salary, annual cash bonuses based on achievement of financial or strategic performance goals, and long-term equity awards. While our annual cash incentive plans generally include multiple performance objectives, the 2020 annual bonus plan was based on only one objective, the Company’s cash balance as of December 31, 2020, due to the importance of that objective to the Company. See below under “Elements of Compensation—Annual Incentive Plan—2020 Cash Balance Bonus Plan.” In 2020, our NEOs also received cash completion bonuses upon the closing of the Transaction.

We employ several practices that reflect the Company’s compensation philosophy:

•	We do not maintain any tax gross-up arrangements;
•	We do not provide special retirement benefits designed solely for executive officers;
•	Our performance-based compensation arrangements for executive officers generally use a variety of performance measures;
•	We do not provide “perquisites” or other executive benefits based solely on rank; and
•

We have a “clawback” policy under which we may recover certain incentive compensation paid to executives or other employees in circumstances involving fraud, other misconduct or an accidental error resulting in overpayment.

Establishing and Evaluating Executive Compensation

Executive Compensation Philosophy and Objectives. The executive compensation program has been designed to provide a total compensation package that will accomplish the following objectives:

•	Attract, retain and motivate high-performing executive talent;
•	Emphasize incentive pay with a focus on equity compensation, thus aligning the interests of our executives with those of our stockholders; and
•	Align executive compensation elements with both short-term and long-term Company performance.

From the beginning of 2016 through much of 2020, we experienced a significant decline in our stock price. Although management continued to aggressively manage our

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business to maximize our financial and operating performance, our stock price remained at a low level compared to its historical trading prices. As a result, our directors, executive officers and other valued employees held “underwater” stock options with exercise prices above (in many cases far above) the recent trading prices of our common stock. In early 2020, the Compensation Committee reviewed our executive compensation program, with particular focus on whether our executives’ then-outstanding equity awards continued to serve our objective of retaining and motivating key talent. As a result of the Committee’s review and in alignment with our compensation philosophy, the Committee took certain actions in early 2020 with respect to our equity compensation to retain and motivate our executives and align their interests with those of our stockholders. See below under the heading “Equity-Based Compensation—Actions Taken in 2020 with Respect to Equity-Based Compensation” for a discussion of the actions taken.

Role of Compensation Consultants. The Compensation Committee retained Compensation Strategies, Inc. (“CSI”), to provide executive compensation consulting services to the Committee during 2020. CSI provides compensation data, analysis and guidance to the Compensation Committee, which the Committee uses when making decisions regarding our executive compensation programs and establishing the compensation of our executive officers. Decisions on which CSI advised the Committee during 2020 included approval of the 2020 annual bonus program, approval of the Option Exchange (as hereinafter defined), approval of the completion bonuses and certain changes to equity compensation related to the Transaction, the form and level of equity awards to executive officers, base salary increases, the level of target bonuses for executive officers and the assessment of our directors’ compensation. CSI also updated the market data that the Committee uses as a factor in its compensation determinations. See “Market Comparisons” below. CSI did not perform any other services for the Company in 2020.

Role of Executive Officers. Our Chief Executive Officer participates in Compensation Committee meetings and makes recommendations to our Compensation Committee with respect to the determination of components of compensation (including equity), compensation levels and performance targets for our executives (other than the CEO). When considering compensation for retention purposes, the Compensation Committee looks to the CEO and Chief People Experience Officer for their input regarding the importance of retaining a particular employee or group of employees. The Compensation Committee also meets formally and informally without executive management to discuss its compensation philosophy and approach and makes its decisions regarding NEO compensation in executive session with only its independent consultant and/or outside counsel present.

Market Comparisons. Our Compensation Committee has from time to time used market data as one factor in assessing how our base salary, target short-term incentives, target total cash compensation, actual total cash compensation, target long-term incentives and target total direct compensation compare to those of other companies in our peer group. The Compensation Committee has not targeted compensation to any peer group percentile data, but instead has used peer group data with a goal of providing total compensation opportunities

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for the NEOs at levels that are competitive with executives in similar positions with similar responsibilities at companies included in our peer group and that fairly compensate our executives. The Compensation Committee, with assistance from CSI, approved an updated peer group of companies in 2018 for use in assessing compensation elements and making compensation decisions for our executive officers. The Compensation Committee used the same peer group in 2020. The peer group is comprised primarily of companies from the Internet software and services industry with a communication focus where possible. Using that peer group (after applying a regression analysis to size-adjust compensation levels to a company with annual revenues equal to the Company’s revenues), CSI provided the Compensation Committee with comparative assessments for our executives’ base salaries, target bonuses, total cash compensation, long-term equity compensation and total compensation.

The peer group for 2020 is composed of the following 19 companies:

Bottomline Technologies Inc.	Ciena Corp.
Cogent Communications Group, Inc.	CoStar Group, Inc.
Global Eagle Entertainment, Inc.	Iridium Communications, Inc.
j2 Global, Inc.	NIC, Inc.
Pandora Media, Inc.	RealPage, Inc.
Synchronoss Technologies, Inc.	Syntel, Inc.
TiVo Corp.	TripAdvisor, Inc.
VeriSign, Inc.	ViaSat, Inc.
Vonage Holdings Corp.	Web.com Group, Inc.
Zillow Group, Inc.

Say on Pay. The Compensation Committee considers the outcome of stockholder advisory votes on executive compensation when making decisions relating to the compensation of our NEOs and our executive compensation programs. At our 2020 annual meeting of stockholders, our stockholders approved the compensation paid to our named executive officers in a nonbinding advisory vote. Approximately 82% of the stockholders who voted on the proposal voted in favor of the proposal. Although this percentage approval is lower than in recent years, the Compensation Committee believes that the voting results conveyed continued support for the philosophy, strategy and objectives of our executive compensation program and the difficult decisions that the Compensation Committee made in 2020.

Elements of Compensation

Base Salary

We provide a base salary to our NEOs to compensate them in cash at a fixed amount for services rendered on a day-to-day basis during the year. We strive to set base salaries at levels that are competitive with companies included in our peer group for NEOs in similar

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positions with similar responsibilities. The base salaries of NEOs are reviewed annually and adjusted when appropriate to reflect individual roles and performance as well as market conditions.

2020 Base Salaries. Each of our NEOs received the base salary set forth in the Summary Compensation Table under “Salary.” Each of our NEOs is party to an employment agreement, and pursuant to the terms of each employment agreement, the base salaries are reviewed at least annually. In February 2020, based on a recommendation from Mr. Thorne, the Compensation Committee determined to increase the salaries of Mr. Aguirre and Ms. Elias to more closely align their total compensation to market pay practices. Mr. Aguirre’s annual base salary was increased from $325,000 to $350,000 and Ms. Elias’ annual base salary was increased from $330,000 to $340,000. In February 2020, the Compensation Committee also approved the promotion of Ms. Jackson from Senior Vice President to Executive Vice President and her annual base salary was increased from $295,000 to $305,000. At the same meeting, based on a recommendation from Mr. Thorne, the Compensation Committee determined to leave the base salaries of Messrs. Thorne, Rowan, Wade and Cobin unchanged at $700,000, $450,000, $400,000 and $360,000, respectively. In May 2020, as part of management’s response to the impact of the COVID-19 pandemic on the Company’s business, Mr. Thorne agreed to a 30% reduction in base salary and each of our other NEOs agreed to a 20% reduction in base salary. Such reductions went into effect on May 4, 2020 and remained in effect until the closing of the Transaction for Messrs. Cobin and Wade and through December 31, 2020 for our other NEOs. On January 1, 2021, the base salaries of Messrs. Thorne, Rowen and Aguirre and Mss. Elias and Jackson were restored to their pre-COVID levels. The non-employee members of our board of directors also agreed to reduce their compensation by 30% as part of our response to the pandemic. See “Director Compensation.”

2021 Base Salaries. In February 2021, the Compensation Committee determined to make no increases to the base salaries of our NEOs except for Mr. Aguirre, whose annual base salary was increased from $350,000 to $375,000 to further align his total compensation to market pay practices.

Annual Incentive Plan

We use annual cash incentive bonuses to reward our NEOs for the achievement of Company performance goals. These performance-based bonuses are intended to motivate our NEOs to focus on particular performance measures chosen by the Compensation Committee. The Compensation Committee chooses performance measures that are aligned with our financial and strategic goals in order to provide incentives to accomplish objectives that the Compensation Committee believes will improve both short-term and long-term stockholder value.

Our NEOs’ employment agreements provide for a minimum target bonus equal to a specified percentage of base salary. In February 2020, the Compensation Committee determined to leave the percentage levels of salary to be paid for performance at target levels

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for our NEOs other than Ms. Jackson unchanged from 2019, with Mr. Thorne at 100%, Mr. Rowan at 90% and Ms. Elias and Messrs. Aguirre, Cobin and Wade at 75%. In consideration of Ms. Jackson’s promotion to Executive Vice President, the Compensation Committee determined to increase her target level from 55% to 75%.

2020 Cash Balance Bonus Plan. In July 2020, the Compensation Committee approved the Company’s 2020 bonus plan with bonuses to be determined based on one financial target – the Company’s cash balance on December 31, 2020. Due to the significant adverse impact of the COVID-19 pandemic on the Company’s revenue, the Committee believed that maintaining liquidity and a minimum cash balance was paramount and that it was appropriate to tie the bonus plan solely to the year-end cash balance. The bonus plan established a sliding scale based on the Company’s cash forecast at the time of approval that determined the bonus funding and associated payouts, with the plan paying out at 50% of target if the year-end balance was $40 million, 100% of target if the year-end balance was $50 million and 150% of target if the year-end balance was $100 million or more. While annual bonuses had historically been paid in cash, the Compensation Committee determined that 2020 bonuses would be paid in shares of the Company’s common stock. The Compensation Committee retained the discretion to pay the bonuses in cash.

On September 1, 2020, the Company entered into a purchase and sale agreement with Intelsat pursuant to which the Company agreed to sell the CA business to Intelsat for $400 million in cash, subject to certain adjustments. In November 2020, in anticipation of and contingent on a December 1 closing of the Transaction, the Compensation Committee approved the payment of the 2020 annual bonus to Messrs. Cobin and Wade and other employees transferring to Intelsat in connection with the Transaction. Based on a forecast showing a year-end cash balance of $460 million, the Compensation Committee determined to pay the bonuses to these employees at 150% of target in accordance with the approved sliding scale. The Compensation Committee further determined that the payment would be in cash, rather than the common stock previously contemplated, after considering various factors that included: (i) the proceeds from the Transaction; (ii) management’s cash forecasts for the balance of 2020 and beyond; and (iii) the furloughs and reductions in cash compensation that employees had experienced in 2020 as a result of COVID-19. In January 2021, the Compensation Committee approved the payment of the 2020 annual bonus to Messrs. Thorne, Rowan and Aguirre, Mss. Elias and Jackson and the other employees who remained with the Company following the Transaction. Based on a year-end cash balance of $436 million, the Compensation Committee confirmed that the plan would pay out at 150% of target. The Compensation Committee determined that the bonuses would be paid to our employees in cash rather than stock for the reasons described above.

The 2020 annual bonus amounts paid to our NEOs are set forth in the “Non-Equity Incentive Plan Compensation” columns of our Summary Compensation Table.

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Special Incentive Plans

In 2020, the Compensation Committee established two special components of 2020 annual incentive compensation specifically tied to the achievement of critical short-term business objectives. The Compensation Committee approved these special bonus opportunities after concluding that these incentives were in the best interests of the Company and its stockholders, would better retain and motivate our key talent in support of these critical business objectives and would better align employees’ interests with the Company’s short- and long-term strategic goals.

The CA Bonus Plan

In August 2020, the Compensation Committee established a bonus plan tied to and contingent on the consummation of the sale of the CA business and determined that any bonuses under such plan would be paid in cash. Participants in such plan included our NEOs and other employees identified as being significant contributors to the sale process. The Compensation Committee established a target payout for each NEO based upon his or her level of involvement in, and overall contribution to, the sale process. The targets, expressed as a percentage of salary, were 50% for Mr. Thorne, 45% for Mr. Rowan and Ms. Elias, 37.5% for Ms. Jackson, 22.5% for Mr. Aguirre and 100% for Messrs. Cobin and Wade. The targets for Messrs. Cobin and Wade were intended to both acknowledge their significant contributions and align their interests with those of the Company as they worked on a transaction that would likely result in them being employed by the purchaser of the CA business. The payout under the plan was based on a sliding scale of two metrics – the calendar quarter in which the transaction closed and the amount and type of consideration paid by the purchaser. These metrics were intended to motivate closing a transaction as early as possible and maximize the total purchase price while ensuring a minimum cash component. On December 1, 2020, the Transaction closed, resulting in a payout of 200% of target under the approved sliding scale.

The amounts paid to our NEOs under the CA Bonus Plan are set forth in the “Non-Equity Incentive Plan Compensation” column of our Summary Compensation Table.

The Reorganization Bonus Plan

In August 2020, the Compensation Committee established a bonus plan tied to successful completion of an initiative in which we legally separated the assets and liabilities of our business aviation and CA divisions (the “Reorganization Bonus Plan”). The Compensation Committee determined that bonuses under such plan would be paid in shares of common stock but retained the discretion to pay in cash. Participants in such plan included our NEOs and other employees identified by NEOs as being significant contributors to the project; provided, however, that if any employee participating in both the CA Bonus Plan and the Reorganization Plan received a bonus under the CA Bonus Plan, he or she would not be eligible to receive a bonus under the Reorganization Bonus Plan. The Compensation

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Committee established a target payout for each NEO, except for Mr. Cobin, based upon his or her level of involvement in, and overall contribution to, the reorganization process. The targets, expressed as a percentage of salary, were 25% for Mr. Thorne, 22.5% for Mr. Rowan and 30% for Mr. Aguirre and Mss. Elias and Jacksons. Payment of the bonus was contingent upon the reorganization being completed on or before August 31, 2020 and the Compensation Committee determining that all material post-reorganization items had been completed. In November 2020, the Compensation Committee determined that the conditions to payment of bonuses under the Reorganization Plan had been met and also determined, based on the factors described above under the heading “2020 Cash Balance Bonus Plan,” that the bonus would be paid in cash. Because our NEOs received bonuses under the CA Bonus Plan, they were not eligible to receive bonuses under the Reorganization Bonus Plan.

Equity-Based Compensation

We believe that equity compensation is a key component of our overall compensation structure and critically important to our ability to attract and retain top talent, and that equity-based awards align the interests of our NEOs with the interests of our equity holders and encourage our NEOs to focus on the long-term performance of our business. Additionally, we believe equity awards provide an important retention tool for our NEOs, as they are subject to multiyear vesting and have in some cases been subject to performance-based vesting requirements. Equity awards are granted under the Gogo Inc. 2013 Omnibus Incentive Plan (the “2013 Omnibus Plan”), adopted at the time of our 2013 initial public offering, or the Amended and Restated Gogo Inc. 2016 Omnibus Incentive Plan (the “2016 Omnibus Plan”).

Actions Taken in 2020 with Respect to Equity-Based Compensation. In early 2020, in connection with its review of 2019 performance, our Compensation Committee undertook a detailed review of the equity compensation previously granted to our employees, including our named executive officers. In particular, the Compensation Committee focused on the gap in retention and motivation under our equity compensation program arising from (1) a very high percentage of outstanding stock options being “underwater,” i.e., options having strike prices well in excess of the current trading value of our common stock, and (2) the use of performance-vesting metrics which require our common stock to trade well above its current levels in order for the performance vesting to be met. The Compensation Committee concluded that the performance conditions of the equity grants were so far from being met that they did not provide an incentive to employees. In addition, a very high percentage of options were far underwater and also did not provide an incentive to employees. Senior management concurred in this conclusion. We face robust hiring markets and significant competition for our employees (including competition from other providers of in-flight connectivity since our industry requires specific qualifications and experience) and this, combined with the declining price of our common stock that occurred over several years and the relatively low market value of the equity compensation we can provide as compared to equity packages offered by other companies seeking to hire our employees, caused the Compensation Committee to be very concerned about retention. This concern was exacerbated by the precipitous decline in our stock that occurred in early 2020, which we believe was attributable to a significant extent

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to uncertainties about the effect of the coronavirus on business and the economy generally and the travel industry in particular. The Compensation Committee believes that keeping our executives and other key employees and the knowledge and experience they bring to our business is critical as we focus on unlocking the value of our Company. Accordingly, after considering a number of alternatives, in March 2020 the Compensation Committee approved the following:

—Subject to stockholder approval, an option exchange program whereby our employees (including our executive officers, but not our non-employee directors) had the right to exchange eligible vested and unvested underwater stock options for a lesser number of new replacement options. The option exchange was approved by our stockholders at the 2020 annual meeting, with more than 82% of the stockholders who voted on the proposal voting in favor of the proposal. On June 12, 2020, we closed the exchange offer, and eligible options to purchase 6,064,773 shares of common stock were surrendered and forfeited in exchange for replacement options to purchase 2,896,383 shares of common stock at an exercise price of $2.61 per share. The replacement options vest on December 1, 2022 assuming continued service with the Company.

—For 2020 annual equity grants (both options and RSUs), the use of only time-based vesting, rather than a combination of time- and performance-based vesting. See “2020 Annual Equity Grants” below.

—The modification of performance-vesting RSUs and performance-vesting stock options granted on or after March 14, 2017 to remove any applicable performance-vesting conditions. In 2016, 2017 and 2018, the Company granted RSUs and stock options that were subject to both four-year service-based vesting and performance-based vesting based on achieving common stock prices ranging from $21 per share to $28 per share or above for a period of 30 consecutive trading days within four years of the grant date. In June 2018, due to declines in the trading price of the common stock, the Compensation Committee approved reducing the target share price for such awards to $12 per share. In 2019, the Company granted RSUs and stock options that were subject to both four-year service-based vesting and performance-based vesting with a target stock price of $6.50 per share. As discussed above, continuing declines in our stock trading price caused the Compensation Committee to question the efficacy of our outstanding performance awards in terms of motivating and retaining our executives, and in March 2020 the Compensation Committee approved the elimination of the performance-based vesting requirement from all performance-based RSUs and options granted in 2017, 2018 and 2019.

2020 Annual Equity Grants. Equity incentives to our NEOs are provided on an annual basis in the form of a combination of restricted stock units and stock options. In March 2020, the Compensation Committee determined the annual grants for the NEOs. As noted above, the Compensation Committee determined to grant options and restricted stock units subject to only time-based vesting and did not, as had been the practice in 2016 through 2019, grant options and restricted stock units subject to both time-based vesting and performance-based vesting tied to sustained increases in our share price to targeted levels.

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In determining the size of the equity grants to our NEOs, the Compensation Committee took into account past performance, anticipated contribution to our long-term goals, market data for NEOs in similar roles at peer companies and total compensation of our NEOs as compared to peer companies. The Compensation Committee also considered share usage over time (i.e., “burn rate”), as it generally does when approving equity grants, in order to employ maximum efficiency in share usage under the equity compensation program while maximizing the retention and incentive elements of the awards. To further support the retention of our NEOs, the Compensation Committee approved (i) standard grants equal to the amounts awarded in 2018, split equally between options and RSUs (based on estimated grant date accounting values), and (ii) special recognition grants for NEOs and other employees deemed high performers in the form of RSUs with underlying shares in an amount equal to 65% of the shares underlying the standard grants. The standard grants vest in four equal installments over a four-year period from the grant date and the special recognition grants vest in a single installment on December 31, 2022, in each case subject to continued service with the Company.

Additional information regarding these and previous grants is found in the Summary Compensation Table, Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year End Table.

Action Taken in 2021 With Respect to Our Equity-Based Compensation Program. Following the closing of the Transaction and the reorganization of our operations with the separation and disposition of the CA business, the Compensation Committee reviewed our equity-based compensation program in light of the Company’s current circumstances and needs. The Compensation Committee recognized that prior experiences with “underwater” stock options had adversely impacted the effectiveness of options as an incentive device for the Company. Further, because of the extreme volatility in our recent stock price, the Compensation Committee concluded that the Black-Scholes value of our stock options – which we use to convert intended dollar amounts of incentive compensation into numbers of stock options – would significantly exceed the value attributed to the options by our employees and directors. After consulting with our CEO and Chief People Experience Officer, the Compensation Committee also concluded that, because of the additional organizational and operational changes and uncertainties in this transitional period for the Company, employee retention was of paramount importance. Accordingly, the Compensation Committee determined that in 2021 equity-based compensation for employees would be granted exclusively in the form of time-based restricted stock units vesting in four equal annual installments. The Compensation Committee also recommended, subject to board approval, the issuance of 2021 equity compensation to non-employee directors solely in the form of deferred share units vesting on the first anniversary of the grant date. The Compensation Committee will revisit the topic of the appropriate mix of equity awards again in early 2022.

Modifications of Awards Held by Jon Cobin and John Wade. Upon the signing of the purchase and sale agreement between the Company and Intelsat, the Compensation Committee approved certain modifications to outstanding equity awards held by Messrs.

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Cobin and Wade. Such modifications were conditioned on the closing of the Transaction. Pursuant to these modifications, the vesting period for any options and RSUs that remained unvested at the closing date (other than RSUs granted in March 2020 as special recognition grants) was adjusted to the earlier of the first anniversary of the closing date and the original vesting date. This modified vesting period will only apply if Messrs. Cobin and Wade are not terminated by Intelsat for Cause (as defined in the applicable plan or award agreement) and do not voluntarily resign from Intelsat other than for Good Reason (as defined in the applicable plan or award agreement) within the one-year period following the closing. If Mr. Cobin or Mr. Wade ceases employment with Intelsat by reason of termination other than for Cause, resignation for Good Reason, death or disability, any awards then held by such individual will become immediately vested. In addition, the exercise period of any stock options held by Messrs. Cobin and Wade that were outstanding as of the closing was adjusted from 90 days or one year from the termination by the Company resulting from the closing to the earlier of the expiration date of such option and the fifth anniversary of the closing.

Employment and Other Agreements with NEOs

We entered into employment agreements with each of our NEOs that include the specific terms set forth below. The employment agreements of Messrs. Cobin and Wade were assigned by us to Intelsat in the Transaction. We believe that having employment agreements with our NEOs is beneficial to us because it provides retentive value and subjects the NEOs to restrictive covenants. See “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements” for details regarding these agreements.

We also entered into change in control agreements with each of our NEOs (other than Mr. Thorne) to assure the NEOs that they will be protected in the event of a change in control of the Company. The change in control agreements between the Company and each of Messrs. Cobin and Wade terminated upon the closing of the Transaction. Under the remaining agreements, each of Messrs. Rowan and Aguirre and Mses. Elias and Jackson is entitled to receive severance benefits of 18 months of base salary and target bonus, as well as reimbursement of COBRA premiums payable to maintain substantially equivalent health insurance coverage during the severance period, in each case if the NEO is terminated by the Company without cause or the NEO resigns with good reason within two years following a change in control. Additionally, any unvested time vesting awards would immediately become vested upon such termination. The change in control agreements also provide that any unvested performance awards (of which there currently are none) will remain outstanding until the applicable normal performance vesting date (or 90 days after such date if the award is a stock option) and will vest or be forfeited based on the satisfaction of the applicable performance goals to the extent that the NEO’s employment would have continued through the applicable normal performance vesting date (with service-based vesting accelerated in full as of the date of termination).

Perquisites

We do not generally provide perquisites or personal benefits to our NEOs.

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Other Benefits

Our NEOs are eligible to participate in our 401(k) retirement benefit plan and our health and welfare plans on the same basis as our other employees.

Non-Qualified Deferred Compensation

None of our NEOs participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us (although Mr. Thorne holds deferred share units received in respect of his service as a nonemployee director prior to his appointment as Chief Executive Officer on March 4, 2018). See “Director Compensation” for a discussion of the grants to nonemployee directors of deferred share units.

ESPP

To encourage employee investment in the Company, the Company maintains an employee stock purchase plan (“ESPP”) that is intended to qualify for favorable tax treatment under Sections 421 and 423 of the Code. Under the ESPP, our employees, including our NEOs (other than Mr. Thorne who is ineligible to participate because he beneficially owns more than 5% of our common stock), can purchase a limited number of shares at a discount to our market price (currently 10% and capped at 15% under the ESPP).

Other Compensation Practices and Policies

Stock Ownership Guidelines. Under our stock ownership guidelines, each of our NEOs is required to maintain a minimum equity stake in the Company, determined as a multiple of the NEO’s base salary (three times salary for our CEO and two times salary for each of our other NEOs) and converted to a fixed number of shares. Until the NEO reaches the minimum required level of stock ownership, the NEO is required to retain 50% of the net shares received through exercise of stock options, vesting of restricted stock or other stock-based compensation, granted on or after December 12, 2011. Currently, only Mr. Thorne has attained the minimum equity stake. “Net shares” are those shares that remain after shares are sold or netted to pay withholding taxes and, in the case of stock options, the exercise price.

Policy Regarding the Timing of Equity Awards. We do not have a formal policy regarding the timing of equity awards.

Policy Regarding Clawbacks. In June 2019, the Compensation Committee adopted a formal clawback of compensation policy. Under the policy, the Company may recover incentive compensation (bonus payments and/or equity awards) paid or granted on or after June 10, 2019 to covered employees (including our NEOs) in certain circumstances. Such recoveries may occur: (1) in the event of a later restatement of financial results due to fraud, misconduct, or gross negligence of an individual with respect to the individual who engages in

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such conduct, (2) with respect to individuals who commit specified acts of misconduct and (3) irrespective of whether any individual has committed misconduct, to the extent that, based on inaccurate financial or other information, an award or payment is in excess of what would have been paid absent such inaccurate information.

Tax Deductibility. Our board of directors has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the deductibility of executive compensation paid to our NEOs. Section 162(m) places a limit of $1 million on the amount of compensation that a publicly held corporation may deduct in any one year with respect to its chief executive officer, chief financial officer and each of the next three most highly compensated executive officers. Prior to 2017, where appropriate, we sought to qualify certain of the compensation paid to the covered named executive officers for an exemption from the deductibility limitations of Section 162(m) under the qualified performance-based compensation exemption. The Tax Cuts and Jobs Act of 2017 made certain changes to Section 162(m), including repealing the exemption for qualified performance-based compensation for taxable years beginning after December 31, 2017. Accordingly, compensation paid after 2017 to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. In light of these changes, the Compensation Committee has authorized compensation payments that do not comply with exemptions under Section 162(m) in order to attract, retain and motivate talented executives. The Company did not generate taxable income prior to closing the Transaction and our income tax expense was insignificant in 2020. We expect to our income tax expense to increase in future periods to the extent we become profitable, and we also expect to be able to use net operating losses and other deferred tax attributes to offset a significant portion of our future income taxes.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with members of management, and based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee

Robert H. Mundheim (Chair)
Robert L. Crandall
Hugh W. Jones
Charles C. Townsend

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2020 Summary Compensation Table

The following table sets forth information regarding compensation earned by our NEOs during the fiscal year ended December 31, 2020, 2019, and 2018.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Oakleigh Thorne	2020	562,685	498,822	327,840	1,750,000	—	3,139,347
President and Chief	2019	700,000	480,425	491,473	1,003,993	—	2,675,891
Executive Officer	2018	591,429	204,971	3,866,624	225,289	175,000	5,063,313
Barry Rowan	2020	391,562	252,693	238,981	1,012,500	12,400	1,908,135
Executive Vice President	2019	450,000	730,171	495,028	579,920	12,200	2,267,319
and Chief Financial Officer	2018	450,000	191,744	351,431	142,922	12,000	1,148,096
Marguerite Elias	2020	294,751	218,743	160,466	686,286	11,400	1,371,646
Executive Vice President,	2019	330,000	204,171	208,873	340,400	11,200	1,094,644
General Counsel and Secretary	2018	320,000	155,597	334,989	110,633	11,000	932,219
Sergio Aguirre	2020	301,808	209,031	115,756	546,946	12,400	1,185,942
President, Business Aviation	2019	322,468	204,171	208,873	253,279	12,200	1,000,991
	2018	293,107	105,236	166,209	159,236	12,000	735,789
Karen Jackson	2020	264,296	190,430	93,524	569,825	12,400	1,130,475
Executive Vice President	2019	293,849	118,820	50,361	227,582	12,200	702,813
and Chief People Experience Officer	2018	285,000	91,775	127,375	47,876	12,000	564,026
John Wade(5)	2020	348,055	218,743	167,763	1,250,000	11,400	1,995,961
Former President,	2019	400,000	204,171	208,873	402,053	11,200	1,226,297
Commercial Aviation	2018	400,000	171,242	336,857	199,608	11,000	1,118,737
Jonathan Cobin(6)	2020	313,249	218,743	160,466	1,125,000	12,400	1,829,858
Former Executive Vice President	2019	360,000	204,171	208,873	352,604	12,200	1,137,848
and Chief Strategy Officer	2018	360,000	163,255	334,989	143,227	12,000	1,013,471

(1)	The amounts reported in this column reflect salary reductions implemented in response to the COVID-19 pandemic and effective from May 4, 2020 through December 31, 2020.

(2)

The amounts reported in this column reflect (i) the aggregate grant date fair value of shares of time-based vesting restricted common stock or options, as applicable; (ii) the incremental compensation expense related to performance hurdle removal in 2020; and (iii) the incremental compensation related to the Option Exchange in 2020. The amounts are based on the aggregate grant date fair value and incremental fair value computed in accordance with FASB Accounting Standards Codification Topic 718 “Compensation-Stock Compensation” (“ASC Topic 718”), except that the amounts in this column are modified to exclude any forfeiture assumptions related to service-based vesting conditions. See Note 11, “Stock-Based Compensation,” to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which is incorporated by reference herein, for a discussion of the relevant assumptions used in calculating these amounts. The amounts do not reflect the value actually realized or that ultimately may be realized by the NEOs. Incremental fair value in the following amounts was recognized as an expense in accordance with ASC Topic 718 and is reflected in the stock awards column for 2020: Mr. Thorne, $233,262; Mr. Rowan, $239,365; Ms. Elias, $126,901; Mr. Aguirre, $72,479; Ms. Jackson, $31,646; Mr. Wade, $134,198; and Mr. Cobin, $126,901.

(3)

This column represents for 2020 the amounts earned for performance-based bonuses under our Annual Incentive Plan. See “—Elements of Compensation—Annual Incentive Plan” for a discussion of how 2020 performance-based bonuses were determined. This column also represents for 2020 the amounts earned under the CA Bonus Plan. See “Elements of Compensation—Annual Incentive Plan—The CA Bonus Plan” for a discussion of how such bonuses were determined.

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(4)	Amounts reported in the “All Other Compensation” column for 2020 include the items set forth in the table below, as applicable to each NEO:

Name	401(k) Contributions ($)	HSA Contributions ($)	Total ($)
Oakleigh Thorne	—	—	—
Barry Rowan	11,400	1,000	12,400
Marguerite Elias	11,400	—	11,400
Sergio Aguirre	11,400	1,000	12,400
Karen Jackson	11,400	1,000	12,400
John Wade	11,400	—	11,400
Jonathan Cobin	11,400	1,000	12,400

(5)	Mr. Wade’s employment by Gogo was terminated on December 1, 2020 upon the closing of the Transaction.

(6)	Mr. Cobin’s employment by Gogo was terminated on December 1, 2020 upon the closing of the Transaction.

2020 Grants of Plan-Based Awards

Set forth below is information regarding plan-based awards granted to our NEOs during 2020.

Name	Grant Date	Estimated Future Potential Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)(2)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Oakleigh Thorne
RSUs(2)	3/17/2020							75,000			160,500
RSUs(2)	3/17/2020							130,000			278,200
RSUs(3)	3/17/2020							13,250			27,118
RSUs(3)	3/17/2020							27,500			33,004
Option(4)	3/17/2020								125,000	2.14	154,700
Option(5)	3/17/2020								86,750	9.39	50,042
Option(5)	3/17/2020								47,500	4.57	20,485
Option(6)	6/12/2020								625,591	2.61	102,613
	N/A	350,000	700,000	1,050,000
	N/A		350,000	700,000
Barry Rowan
RSUs(2)	3/17/2020							32,000			68,480
RSUs(2)	3/17/2020							55,250			118,235
RSUs(3)	3/17/2020							20,000			42,063
RSUs(3)	3/17/2020							5,500			9,873
RSUs(3)	3/17/2020							11,700			14,042
Option(4)	3/17/2020								53,000	2.14	65,593
Option(5)	3/17/2020								100,000	12.50	42,264
Option(5)	3/17/2020								37,000	10.23	18,176
Option(5)	3/17/2020								20,200	4.57	8,712
Option(6)	6/12/2020								249,414	2.61	104,236
	N/A	202,500	405,000	607,500
	N/A		202,500	405,000

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Name	Grant Date	Estimated Future Potential Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)(2)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Marguerite Elias
RSUs(2)	3/17/2020							32,000			68,480
RSUs(2)	3/17/2020							55,250			118,235
RSUs(3)	3/17/2020							3,840			8,113
RSUs(3)	3/17/2020							5,500			9,873
RSUs(3)	3/17/2020							11,700			14,042
Option(4)	3/17/2020								53,000	2.14	65,593
Option(5)	3/17/2020								29,840	11.96	12,867
Option(5)	3/17/2020								37,000	10.23	18,176
Option(5)	3/17/2020								20,200	4.57	8,712
Option(6)	6/12/2020								204,045	2.61	55,118
	N/A	127,090	254,180	381,270
	N/A		152,508	305,016
Sergio Aguirre
RSUs(2)	3/17/2020							32,000			68,480
RSUs(2)	3/17/2020							55,250			118,235
RSUs(3)	3/17/2020							930			1,965
RSUs(3)	3/17/2020							975			1,750
RSUs(3)	3/17/2020							2,640			4,560
RSUs(3)	3/17/2020							11,700			14,042
Option(4)	3/17/2020								53,000	2.14	65,593
Option(5)	3/17/2020								7,710	11.96	3,324
Option(5)	3/17/2020								6,525	10.23	3,205
Option(5)	3/17/2020								17,780	3.58	14,264
Option(5)	3/17/2020								20,200	4.57	8,712
Option(6)	6/12/2020								52,946	2.61	20,657
	N/A	130,225	260,451	390,676
	N/A		78,135	156,270
Karen Jackson
RSUs(2)	3/17/2020							32,000			68,480
RSUs(2)	3/17/2020							55,250			118,235
RSUs(3)	3/17/2020							930			1,965
RSUs(3)	3/17/2020							975			1,750
Option(4)	3/17/2020								53,000	2.14	65,593
Option(5)	3/17/2020								7,710	11.96	3,324
Option(5)	3/17/2020								6,525	10.23	3,205
Option(6)	6/12/2020								56,951	2.61	21,401
	N/A	113,965	227,930	341,895
	N/A		113,965	227,930
John Wade
RSUs(2)	3/17/2020							32,000			68,480
RSUs(2)	3/17/2020							55,250			118,235
RSUs(3)	3/17/2020							3,840			8,113
RSUs(3)	3/17/2020							5,500			9,873
RSUs(3)	3/17/2020							11,700			14,042
Option(4)	3/17/2020								53,000	2.14	65,593
Option(5)	3/17/2020								29,840	11.96	12,867
Option(5)	3/17/2020								37,000	10.23	18,176
Option(5)	3/17/2020								20,200	4.57	8,712
Option(6)	6/12/2020								219,171	2.61	62,416
	N/A	150,000	300,000	450,000
	N/A		400,000	800,000

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Name	Grant Date	Estimated Future Potential Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)(2)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Jonathan Cobin
RSUs(2)	3/17/2020							32,000			68,480
RSUs(2)	3/17/2020							55,250			118,235
RSUs(3)	3/17/2020							3,840			8,113
RSUs(3)	3/17/2020							5,500			9,873
RSUs(3)	3/17/2020							11,700			14,042
Option(4)	3/17/2020								53,000	2.14	65,593
Option(5)	3/17/2020								29,840	11.96	12,867
Option(5)	3/17/2020								37,000	10.23	18,176
Option(5)	3/17/2020								20,200	4.57	8,712
Option(6)	6/12/2020								203,598	2.61	55,118
	N/A	135,000	270,000	405,000
	N/A		360,000	720,000

(1)

Represents threshold, target and maximum payout levels for bonuses approved in March 2020 for performance for the year ended December 31, 2020. See “—Elements of Compensation—Annual Incentive Plan—2020 Bonus Program” for a description of the plan. The threshold numbers set forth above are based on achieving the minimum level of performance for which payment would be made with respect to financial performance measures, and assumes no payout is made for the strategic/operational objectives. Also represents the target and maximum payout levels for CA bonuses approved in August 2020 for performance for the year ended December 31, 2020.

(2)	Represents shares of time-based vesting RSUs granted under our 2016 Omnibus Plan.

(3)

Represents the performance-based RSUs granted on or after March 14, 2017 that were modified in 2020 to remove any applicable performance-vesting conditions as discussed in more detail in “Actions Taken in 2020 with Respect to Equity-Based Compensation” in our “Compensation Discussion and Analysis” above.

(4)	Represents time-based vesting stock options granted under our 2016 Omnibus Plan.

(5)	Represents the performance options granted on or after March 14, 2017 that were modified in 2020 to remove any applicable performance-vesting conditions

(6)	Represents time-based vesting stock options granted under our 2016 Omnibus Plan pursuant to the Option Exchange.

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

Options

All options granted to our NEOs in 2020 under the 2016 Omnibus Plan have a ten-year term and are subject to time-based vesting. The options granted in March 2020 vest in 25% increments on the first four anniversaries of the grant date, generally subject to continued employment with the Company through the applicable vesting date.

In March 2020, the Compensation Committee approved the removal of performance vesting conditions with respect to performance-vesting stock options granted on or after March 14, 2017. See “—Elements of Compensation—Actions Taken in 2020 with Respect to Equity-Based Compensation” for more detail.

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In March 2020, the Compensation Committee also approved the Option Exchange, as discussed in further detail in “—Elements of Compensation—Actions Taken in 2020 with Respect to Equity-Based Compensation” above. The replacement options granted under the Option Exchange vest in a single installment on December 31, 2022, generally subject to continued employment with the Company through such date. See “—Potential Payments upon Termination or Change of Control” including the discussion under “—Potential Payments upon Termination or Change of Control—Effect of Termination or Change in Control on Equity Compensation” for a discussion of the effect of termination and change in control on option vesting. See “—Elements of Compensation—Modification of Awards Held by Jon Cobin and John Wade” for a description of modifications to the vesting of options held by such individuals that took effect upon the closing of the Transaction.

RSUs

RSUs granted in 2020 that are not special recognition awards vest in 25% increments on the first four anniversaries of the grant date, generally subject to continued employment with the Company through the applicable vesting date. RSUs granted as special recognition awards vest in a single installment on December 31, 2022, generally subject to continued employment by the Company through such date. See “—Potential Payments upon Termination or Change of Control” including the discussion under “—Potential Payments upon Termination or Change of Control—Effect of Termination or Change in Control on Equity Compensation” for a discussion of the effect of termination and change in control on RSUs vesting.

In March 2020, the Compensation Committee approved the removal of performance vesting conditions with respect to performance-vesting RSUs granted on or after March 14, 2017. See “—Elements of Compensation—Actions Taken in 2020 with Respect to Equity-Based Compensation” for more detail.

See “—Elements of Compensation—Modification of Awards Held by Jon Cobin and John Wade” for a description of modifications to the vesting schedule of RSUs held by such individuals that took effect upon the closing of the Transaction.

Employment Agreements

We have entered into employment agreements with each of our NEOs. The employment agreements between the Company and Messrs. Cobin and Wade were assigned by us to Intelsat upon the closing of the Transaction. Information regarding the remaining agreements is set forth below. From time to time, the Compensation Committee has approved changes to an NEO’s title, base salary or bonus target, but the respective employment agreement is not amended to reflect such changes. See “Compensation Discussion and Analysis—Introduction” for the current titles of our NEOs and “—Elements of Compensation” for information about the base salary and bonus targets for each NEO during 2020.

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Oakleigh Thorne. In March 2018, we entered into an employment agreement with Mr. Thorne, pursuant to which he agreed to serve as our President and Chief Executive Officer. The employment agreement set Mr. Thorne’s base salary at $700,000, and provides that the salary will be reviewed at least annually and not reduced by more than 10% of his then-current base salary unless as part of an overall compensation reduction at the Company that impacts the salaries of all executives. The employment agreement specifies that Mr. Thorne is eligible for an annual bonus with a target of 100% of base salary, with the amount of such bonus to be determined by the Compensation Committee. Mr. Thorne’s employment agreement also provides that he is eligible to participate in all normal Company benefits, including the Company’s 401(k), retirement, medical, dental and life and disability insurance plans and programs, in accordance with the terms of such arrangements.

In connection with his commencement of employment, Mr. Thorne received a $150,000 cash payment to cover his relocation-related expenses and was reimbursed for $25,000 of his legal expenses in connection with the negotiation of the terms of his employment.

Mr. Thorne’s employment is for no specific term and either the Company or Mr. Thorne may terminate Mr. Thorne’s employment at any time, with or without cause. If Mr. Thorne’s employment is terminated by the Company without cause or if Mr. Thorne resigns for good reason, Mr. Thorne will not be entitled to severance but, subject to Mr. Thorne executing a general release of all claims against the Company and to his continued compliance with the restrictive covenants in the employment agreement, he will be entitled to (i) a pro rata portion of his annual bonus for the fiscal year in which his termination occurs based on actual results for such year, (ii) continued vesting of the options and any other equity awards then held by Mr. Thorne on the schedule set forth in the applicable option or other equity award agreement for 12 months following his termination, and (iii) continued exercisability of any vested options then held by Mr. Thorne for 12 months following his termination. He would also be entitled to payment of any earned but unpaid salary and any business expenses incurred but not reimbursed. Mr. Thorne is subject to noncompetition and non-solicitation covenants for one year after leaving the employment of the Company.

Barry Rowan. In April 2017, we entered into an employment agreement with Mr. Rowan, pursuant to which he agreed to serve as Executive Vice President, Finance and, on May 4, 2017, as Executive Vice President and Chief Financial Officer. The employment agreement set Mr. Rowan’s annual base salary at $450,000, and provides that the salary will be reviewed at least annually and not reduced by more than 10% of his then-current base salary unless as part of an overall compensation reduction at the Company that impacts the salaries of all executives. The employment agreement specifies that Mr. Rowan is eligible for an annual bonus with a target of 75% of base salary, with the amount of such bonus to be determined by the Compensation Committee. The bonus is based upon the achievement of objectives established by the Compensation Committee. Mr. Rowan’s employment agreement

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also provides that he is eligible to participate in all normal Company benefits, including the Company’s 401(k), retirement, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.

In connection with his commencement of employment and relocation, Mr. Rowan received a starting bonus of $100,000, which was subject to repayment if his employment terminated prior to April 24, 2018. Mr. Rowan was also entitled to receive reimbursement of temporary housing expenses for 60 days, as well as reimbursement of other reasonable and customary moving and relocation expenses if he purchased a home in Chicago within 14 months of his start date. Additionally, in accordance with Company practice for senior executives, Mr. Rowan received reimbursement of taxes associated with the payment of certain housing and relocation expenses. Mr. Rowan also received reimbursement of his attorney’s fees in connection with the negotiation of his employment agreement.

Mr. Rowan’s employment is for no specific term and either the Company or Mr. Rowan may terminate Mr. Rowan’s employment at any time, with or without cause. If Mr. Rowan’s employment is terminated by the Company without cause or if he resigns for good reason, Mr. Rowan will be entitled to (i) continuation of his base salary for 12 months following his termination, (ii) reimbursement for COBRA premiums due to maintain substantially equivalent health insurance coverage for 12 months following his termination, (iii) payment of any earned but unpaid salary, (iv) payment of any business expenses incurred but not reimbursed and (v) payment of any approved but unpaid bonus award. The payment of (i) and (ii) above will be contingent on Mr. Rowan executing a general release of all claims against the Company. Mr. Rowan is subject to noncompetition and non-solicitation covenants for one year after leaving the employment of the Company.

Marguerite M. Elias. We entered into an employment agreement with Ms. Elias in January 2008 pursuant to which Ms. Elias agreed to serve as Senior Vice President and General Counsel. We amended the agreement effective December 31, 2008 and November 30, 2017. The employment agreement set Ms. Elias’ annual base salary at $220,000 and required that the salary will be reviewed at least annually and not reduced by more than 10% of her then-current base salary unless as part of an overall compensation reduction at the Company that impacts the salaries of all executives. The employment agreement specifies that Ms. Elias is eligible for an annual bonus with a target of 30% of base salary, with the amount of such bonus to be determined by the Chief Executive Officer and subject to the approval of the Company’s board of directors. Ms. Elias’ employment agreement provides that she is eligible to participate in all normal Company benefits, including the Company’s 401(k), retirement, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.

Ms. Elias’ employment is for no specific term and either the Company or Ms. Elias may terminate Ms. Elias’ employment at any time, with or without cause. If Ms. Elias’

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employment is terminated by the Company without cause or she resigns for good reason, Ms. Elias will be entitled to (i) continuation of her base salary for one year following her termination, (ii) reimbursement for COBRA premiums due to maintain substantially equivalent health insurance coverage for one year following her termination, (iii) payment of any earned but unpaid salary and accrued but unused paid time off, (iv) payment of any business expenses incurred but not reimbursed, and (v) payment of any approved but unpaid bonus award. The payment of (i) and (ii) above will be contingent on Ms. Elias executing a separation agreement containing a general release of all claims against the Company. Ms. Elias is subject to noncompetition and non-solicitation covenants for one year after leaving the employment of the Company.

Sergio Aguirre. We entered into an employment agreement with Mr. Aguirre in August 2018 pursuant to which Mr. Aguirre agreed to serve as Executive Vice President and President Business Aviation. The employment agreement set Mr. Aguirre’s annual base salary at $303,000 and required that the salary will be reviewed at least annually. The employment agreement specifies that Ms. Elias is eligible for an annual bonus with a target of 75% of base salary, with the amount of such bonus to be determined by the Compensation Committee. Mr. Aguirre’s employment agreement provides that he is eligible to participate in all normal Company benefits, including the Company’s 401(k), retirement, medical and life and disability insurance plans and programs in accordance with the terms of such arrangements.

Mr. Aguirre’s employment is for no specific term and either the Company or Mr. Aguirre may terminate Mr. Aguirre’s employment at any time, with or without cause. If Mr. Aguirre’s employment is terminated by the Company without cause or he resigns for good reason, Mr. Aguirre will be entitled to (i) continuation of his base salary for one year following his termination, (ii) reimbursement for COBRA premiums due to maintain substantially equivalent health insurance coverage for one year following his termination, (iii) payment of any earned but unpaid salary and accrued but unused paid time off, (iv) payment of any business expenses incurred but not reimbursed, and (v) payment of any approved but unpaid bonus award. The payment of (i) and (ii) above will be contingent on Mr. Aguirre executing a separation agreement containing a general release of all claims against the Company. Mr. Aguirre is subject to noncompetition and non-solicitation covenants for one year after leaving the employment of the Company.

Karen Jackson. We entered into an amended and restated employment agreement with Ms. Jackson in February 2020 pursuant to which Ms. Jackson agreed to serve as Executive Vice President and Chief People Experience Officer. The employment agreement set Ms. Jackson’s annual base salary at $305,000 and required that the salary will be reviewed at least annually. The employment agreement specifies that Ms. Jackson is eligible for an annual bonus with a target of 75% of base salary, with the amount of such bonus to be determined by the Compensation Committee. Ms. Jackson’s employment agreement provides that she is eligible to participate in all normal Company benefits, including the Company’s 401(k),

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retirement, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.

Ms. Jackson’s employment is for no specific term and either the Company or Ms. Jackson may terminate Ms. Jackson’s employment at any time, with or without cause. If Jackson’s employment is terminated by the Company without cause or she resigns for good reason, Ms. Jackson will be entitled to (i) continuation of her base salary for one year following her termination, (ii) reimbursement for COBRA premiums due to maintain substantially equivalent health insurance coverage for one year following her termination, (iii) payment of any earned but unpaid salary and accrued but unused paid time off, (iv) payment of any business expenses incurred but not reimbursed, and (v) payment of any approved but unpaid bonus award. The payment of (i) and (ii) above will be contingent on Ms. Jackson executing a separation agreement containing a general release of all claims against the Company. Ms. Jackson is subject to noncompetition and non-solicitation covenants for one year after leaving the employment of the Company.

Each of the employment agreements (as amended) define cause as the NEO’s (i) willful gross misconduct or gross or persistent negligence in the discharge of his duties, (ii) act of dishonesty or concealment, (iii) breach of the NEO’s fiduciary duty or duty of loyalty to the Company, (iv) material breach of the confidentiality restrictions or covenants not to compete contained in the employment agreement, (v) any other material breach of the employment agreement that is not cured within 30 days, (vi) commission of one or more acts of substance abuse which are materially injurious to the Company, (vii) commission of a criminal offense involving money or other property of the Company (excluding traffic or other similar violations) or (viii) commission of a criminal offense that would constitute a felony under the laws of the state of Illinois (for Mr. Thorne, Mr. Rowan, Ms. Elias and Ms. Jackson) and Colorado (for Mr. Aguirre) or the United States. Our NEOs’ employment agreements (as amended) define good reason as (i) a reduction by the Company in the NEO’s base salary beyond that permitted under the terms of the employment agreement or a reduction in his or her target bonus, (ii) a material diminution in the NEO’s duties or responsibilities, (iii) the NEO ceasing to report to the board of directors, in the case of Mr. Thorne only, (iv) the relocation of the NEO’s principal place of employment to a geographic location greater than 30 miles from the Company’s headquarters in the case of Mr. Thorne, 50 miles from the Company’s headquarters in the case of Mr. Rowan, Ms. Elias and Ms. Jackson, and 50 miles from the Company’s headquarters or its Broomfield, CO location in the case of Mr. Aguirre, or (v) any material, uncured breach by the Company of its obligations to the NEO under the employment agreement.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by each of our NEOs as of December 31, 2020:

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested ($)
Oakleigh Thorne	1,330	(3)	—			24.91	11/12/2023	—	—
	1,530	(3)	—			24.82	12/31/2023	—	—
	2,008	(3)	—			20.54	03/31/2024	—	—
	1,998	(3)	—			19.56	06/30/2024	—	—
	2,453	(3)	—			16.86	09/30/2024	—	—
	2,531	(3)	—			16.53	12/31/2024	—	—
	2,261	(3)	—			19.06	03/31/2025	—	—
	2,037	(3)	—			21.43	06/30/2025	—	—
	4,092	(3)	—			15.28	09/30/2025	—	—
	3,414	(3)	—			17.80	12/31/2025	—	—
	5,682	(3)	—			11.01	03/31/2026	—	—
	7,616	(3)	—			8.39	06/30/2026	—	—
	3,892	(3)	—			11.04	09/30/2026	—	—
	4,517	(3)	—			9.22	12/30/2026	—	—
	3,687	(3)	—			11.00	03/31/2027	—	—
	3,497	(3)	—			11.53	06/30/2027	—	—
	3,390	(3)	—			11.81	09/29/2027	—	—
	3,477	(3)	—			11.28	12/29/2027	—	—
	3,013	(3)	—			8.63	03/30/2028	—	—
	—		125,000	(4)		2.14	03/17/2030	—	—
	—		625,591	(5)		2.61	06/12/2030	—	—
	—		—			—	—	300,748	2,896,203
Barry Rowan	20,188	(4)	60,562	(4)		4.57	3/10/2029	—	—
	25,000	(6)	25,000	(6)		4.57	3/10/2029	—	—
	—		53,000	(4)		2.14	3/17/2030	—	—
	—		249,414	(5)		2.61	6/12/2030	—	—
	—		—			—	—	196,091	1,888,357
Marguerite Elias	—		53,000	(4)		2.14	3/17/2030	—	—
	—		204,045	(5)		2.61	6/12/2030	—	—
	—		—			—	—	129,272	1,264,150
Sergio Aguirre	13,972	(4)	13,972	(4)		3.58	7/31/2028	—	—
	20,188	(4)	60,562	(4)		4.57	3/10/2029	—	—
			53,000	(4)		2.14	3/17/2030	—	—
			52,946	(5)		2.61	6/12/2030
									127,290	1,225,803
Karen Jackson	4,750	(4)	14,250	(4)		4.57	3/10/2029	—	—
	—		53,000	(4)		2.14	3/17/2030	—	—
	—		56,951	(5)		2.61	6/12/2030	—	—
	—		—		—	—	—	109,658	1,056,007
John Wade	—		53,000	(4)		2.14	3/17/2030	—	—
	—		219,171	(5)		2.61	6/12/2030	—	—
	—		—			—	—	76,022	732,092
Jonathan Cobin	—		53,000	(4)		2.14	3/17/2030	—	—
	—		203,598	(5)		2.61	6/12/2030	—	—
	—		—			—	—	76,022	732,092

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(1)	The amounts in this column represent shares of restricted stock and RSUs.

(2)	Amounts in this column are based on the price of $9.63 per share, the closing market price for our common stock on December 31, 2020.

(3)	These options were granted for Mr. Thorne’s services as a non-employee director and were fully vested on the grant date.

(4)	The options vest 25% on the first anniversary of the grant date and an additional 25% on each of the three following anniversaries of such date.

(5)	The options vest 100% on December 31, 2022.

(6)	The options vest in equal 50% installments on December 31, 2020 and December 31, 2021.

Option Exercises and Stock Vested Table

The table below provides information on the stock options that were exercised by and stock awards that vested for our NEOs in 2020.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (#)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Oakleigh Thorne	—	—	37,439	98,194

Barry Rowan	—	—	118,157	671,295

Marguerite Elias	—	—	40,355	110,123

Sergio Aguirre	—	—	33,106	92,488

Karen Jackson	—	—	25,360	72,830

John Wade	—	—	100,508	706,357

Jonathan Cobin	—	—	97,744	698,682

(1)	The value realized on vesting represents the number of shares multiplied by the market value of our Common Stock at the time the applicable share vested.

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Nonqualified Deferred Compensation Table

The table below provides information on the nonqualified deferred compensation benefits of each of our NEOs in 2020.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
Oakleigh Thorne(1)	—	—	131,174	—	391,084

Barry Rowan	—	—	—	—	—

Marguerite Elias	—	—	—	—	—

Sergio Aguirre	—	—	—	—	—

Karen Jackson	—	—	—	—	—

John Wade	—	—	—	—	—

Jonathan Cobin	—	—	—	—	—

(1)

Deferred amounts represent the value of deferred share units granted under our 2013 Omnibus Plan and our 2016 Omnibus Plan for the period of time Mr. Thorne served as a nonemployee director prior to his appointment as President and Chief Executive Officer in March 2018. See “Director Compensation” for a discussion on the compensation our directors receive for their service on the board.

(2)

The deferred share units included in this amount were received in fiscal years 2013, 2014, 2015, 2016, 2017 and 2018. The amount in respect of deferred share units received prior to 2018 were not reported as compensation in the “Summary Compensation Table” to Mr. Thorne in previous years because he was not a NEO at the time. However, such compensation was reported in the “Director Compensation” section when Mr. Thorne served as a nonemployee director.

Potential Payments upon Termination or Change of Control

The following table describes the payments and benefits that each NEO other than Messrs. Cobin and Wade would have been entitled to receive upon a hypothetical termination of employment or change in control as of December 31, 2020. Messrs. Cobin and Wade are not included in the table or the following narrative due to the termination of their employment by Gogo that occurred upon the closing of the Transaction.

For a description of the potential payments upon a termination pursuant to the employment agreements with our NEOs other than within two years following a change in control, see “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements.” For a description of the potential payments upon a termination by the Company without cause or if the NEO resigns with good reason within two years following a change in control, see “—Elements of Compensation—Employment and

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Other Agreements with NEOs.” For a description of the consequences of a termination of employment or a change in control for the stock options granted to NEOs under our Stock Option Plan, our 2013 Omnibus Plan and our 2016 Omnibus Plan, please see the disclosure that follows the table.

Severance(1)	Death or Disability ($)	Voluntary Resignation ($)	Involuntary Termination without Cause ($)	Termination for Good Reason ($)	Involuntary Termination without Cause or Termination for Good Reason within 2 Years Following Change in Control ($)		Change in Control ($)(6)
Oakleigh Thorne	58,333	—	758,333	700,000	758,333	(7)	—
Barry Rowan	37,500	—	487,500	450,000	1,283,000		—
Marguerite Elias	28,333	—	368,333	340,000	892,500		—
Sergio Aguirre	29,167	—	379,167	350,000	918,750		—
Karen Jackson	25,417	—	330,417	305,000	800,625		—
Benefits(2)
Oakleigh Thorne	—	—	—	—	—		—
Barry Rowan	—	—	15,221	15,221	22,832		—
Marguerite Elias	—	—	15,221	15,221	22,832		—
Sergio Aguirre	—	—	9,989	9,989	14,984		—
Karen Jackson	—	—	23,010	23,010	34,515		—
Value of Accelerated Restricted Stock(3)
Oakleigh Thorne	—	—	—	—	—		—
Barry Rowan	96,300	—	—	—	96,300		96,300
Marguerite Elias	24,075	—	—	—	24,075		24,075
Sergio Aguirre	—	—	—	—	—		—
Karen Jackson	7,001	—	—	—	7,001		7,001
Value of Accelerated RSUs(4)
Oakleigh Thorne	509,177	—	1,251,900	—	2,896,203		2,896,203
Barry Rowan	777,305	—	532,058	—	1,792,056		1,792,056
Marguerite Elias	225,323	—	532,058	—	1,240,074		1,240,074
Sergio Aguirre	218,187	—	532,058	—	1,225,803		1,225,803
Karen Jackson	151,258	—	532,058	—	1,049,006		1,049,006
Value of Stock Options(5)
Oakleigh Thorne	234,063	—	4,391,649	—	5,327,899		5,327,899
Barry Rowan	327,894	—	1,750,886	—	2,580,800		2,580,800
Marguerite Elias	99,243	—	1,432,396	—	1,829,366		1,829,366
Sergio Aguirre	243,659	—	371,681	—	1,159,625		1,159,625
Karen Jackson	123,278	—	399,796	—	868,871		868,871
Total
Oakleigh Thorne	801,573	—	6,401,882	700,000	8,982,435		8,224,102
Barry Rowan	1,238,999	—	2,785,665	465,221	5,774,988		4,469,156
Marguerite Elias	376,974	—	2,348,008	355,221	4,008,847		3,093,515
Sergio Aguirre	491,013	—	1,292,895	359,989	3,319,162		2,385,428
Karen Jackson	306,954	—	1,285,281	328,010	2,760,018		1,924,878

(1)	Includes 30 days’ pay in lieu of notice and continuation of NEO’s salary pursuant to each NEO’s employment agreement (except for Mr. Thorne). All NEOs are entitled to 30 days’ pay in lieu of

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notice on a termination for disability. On a termination without cause or resignation for good reason, Mr. Thorne is entitled to 30 days’ pay in lieu of notice and a pro rata bonus for the year of termination. See “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table —Employment Agreements” and “—Elements of Compensation—Change in Control Protection” for a discussion of the terms of the agreements.

(2)

For each NEO, the amounts include the cost of COBRA premiums to maintain health insurance coverage that is substantially equivalent to that which the NEO received immediately prior to termination and assumes that the NEO elects COBRA coverage for the full period for which he or she is entitled to payment or reimbursement. See “—Elements of Compensation—Change in Control Protection” above for a discussion of the terms of those agreements.

(3)

The value of vesting of time-based vesting restricted stock is calculated by multiplying the number of unvested shares of restricted stock that would accelerate by $9.63, which was the closing price of our common stock on the NASDAQ market on December 31, 2020. In case of a change in control, the table assumes that all shares of restricted stock were accelerated as a result of the transaction. See “—Effect of Termination or Change in Control on Equity Compensation” below for a description of the circumstances that would trigger accelerated vesting upon a change in control.

(4)

The value of vesting of time-based vesting RSUs is calculated by multiplying the number of unvested RSUs that would accelerate by $9.63, which was the closing price of our common stock on the NASDAQ market on December 31, 2020. In the case of the recognition RSUs granted in 2020, all such recognition RSUs will accelerate on any termination by the Company other than for cause. In case of a change in control, the table assumes that all shares of RSUs were accelerated as a result of the transaction. See “—Effect of Termination or Change in Control on Equity Compensation” below for a description of the circumstances that would trigger accelerated vesting upon a change in control.

(5)

The value of vesting of time-based vesting stock options is calculated by multiplying the number of unvested options that would accelerate by the difference between the exercise price and $9.63, which was the closing price of our common stock on the NASDAQ market on December 31, 2020, over the applicable exercise price per share. In the case of the replacement options granted in the Option Exchange in 2020, all such options will accelerate on any termination by the Company other than for cause. See “—Effect of Termination or Change in Control on Equity Compensation” below for a description of the circumstances that would trigger accelerated vesting upon a change in control. The table reflects unvested options that were in the money (i.e., had an exercise price lower than our stock price) as of December 31, 2020.

(6)	Assumes acquiror will not grant replacement awards. If replacement awards are granted, vesting of options and restricted stock will not accelerate in the absence of an involuntary termination.

(7)

Mr. Thorne is not party to a change in control agreement. This amount assumes that his employment agreement would continue in the event of a change in control. Under Mr. Thorne’s employment agreement, he would receive the pro rata portion of his annual bonus for the fiscal year in which his termination occurs based on the actual results for such year. In addition, Mr. Thorne would receive 30 days’ pay in lieu of notice (equal to $58,333) for an involuntary termination without cause but he would not receive such amount for a termination for good reason. See “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table —Employment Agreements” for a discussion of the terms of Mr. Thorne’s employment agreement.

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Effect of Termination or Change in Control on Equity Compensation. Time-based Vesting Stock Options, Restricted Stock and RSUs

If an NEO’s service relationship with us ceases for any reason other than disability, death, retirement or cause, except as provided below, the NEO may exercise the vested portion of any option for three months after the date of termination (except with respect to Mr. Thorne as noted above under “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements”). If an NEO’s service relationship with us terminates by reason of disability, death or retirement, the NEO or the NEO’s representative generally may exercise the vested portion of any option for 12 months after the date of such termination. In no event, however, may an option be exercised beyond the expiration of its term. If an NEO’s service relationship with us terminates for cause, the option (whether or not vested) will terminate immediately. In the event of death, disability or retirement, (i) the replacement options issued to the NEOs in the Option Exchange will become fully vested and (ii) the options previously granted to the NEOs under the 2013 Omnibus Plan or under our 2016 Omnibus Plan are deemed vested to the extent of the number of options that would have vested had the NEO’s employment continued until the next vesting date immediately following the date of death or the effective date of termination of employment due to disability or retirement. Of our NEOs, only Ms. Elias was eligible for retirement as of December 31, 2020. Upon a termination of an NEO’s employment by the Company for any reason other than for cause, the vesting of any unvested replacement options granted in the 2020 Option Exchange will be accelerated.

If an NEO’s service relationship with us terminates for any reason other than death or disability, except as provided below, all unvested shares of restricted stock and unvested RSUs granted to the NEOs under the 2013 Omnibus Plan or the 2016 Omnibus Plan will immediately be forfeited (except with respect to Mr. Thorne as noted above under “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements”). In the event of death or disability, the shares of restricted stock previously granted to the NEOs under the 2013 Omnibus Plan or the 2016 Omnibus Plan are deemed vested to the extent of the number of shares that would have vested had the NEO’s employment continued until the next vesting date immediately following the date of death or the effective date of termination of employment due to disability. In the event of death, disability or retirement, the RSUs granted to the NEOs under the 2016 Omnibus Plan are deemed vested to the extent of the number of awards that would have vested had the NEO’s employment continued until the next vesting date immediately following the date of death or the effective date of termination of employment due to disability or retirement. Upon a termination of an NEO’s employment by the Company for any reason other than for cause, the vesting of any unvested recognition RSUs granted in 2020 will be accelerated.

In the event that a change in control occurs, the acquiring or surviving entity in the transaction may assume or substitute similar awards for the outstanding options, restricted stock and RSUs, in which case the vesting of the options, restricted stock and RSUs is not accelerated. In such case, all of the options, restricted stock and RSUs will become

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immediately vested and exercisable if an NEO’s service relationship with us terminates without cause or due to death or disability after the change in control. If the acquiring or surviving entity does not assume or substitute similar awards for outstanding awards or our common stock is exchanged solely for cash in such change in control transaction, the vesting of options, restricted stock and RSUs will generally accelerate in full in connection with the change in control and the NEO will generally receive a cash payment equal to the number of shares of common stock then subject to such awards, whether or not vested and/or exercisable, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to holders of common stock in any transaction whereby the change in control takes place or (B) the fair market value of a share of common stock on the date of occurrence of the change in control, over the exercise price per share of common stock subject to the award (if applicable).

Compensation Risk Assessment

Management and the Compensation Committee assessed the risks associated with the Company’s compensation practices and policies for employees, including a consideration of risk-mitigating factors in the Company’s compensation practices and policies. Following this assessment, the Compensation Committee concluded that the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer:

We determined that, as of the last payroll date in December 2020, our total employee population consisted of approximately 349 individuals, including our CEO. This population included full- and part-time employees, of which approximately 345 were located in the United States and four were located in four countries outsides of the United States. We excluded all non-U.S. employees because together this population represents less than 5% of Gogo’s total employee workforce. The excluded population included one in each of Canada, India, the Netherlands and the United Kingdom. We also excluded one employee who was hired in December 2020 and did not receive any wages in 2020. After excluding this population and our CEO, the resulting adjusted employee population to be used for identifying our “median employee” was 343.

The median employee was identified using total cash compensation, which we determined reasonably reflects the annual compensation of our employees and consistently applies to all our employees. The calculation of total compensation of the CEO and the median employee was determined in the same manner as the “Total Compensation” shown for our CEO in the “Summary Compensation Table” on page 46.

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For the year ended December 31, 2020, the median of the annual total compensation of all employees of the Company other than the CEO was $124,628. For the same year, the total compensation for our CEO, Mr. Thorne, was $3,144,977 as reported in the “Total” column of the Summary Compensation Table on page 46. Based on this information, for 2020, the reasonable estimated ratio of annual total compensation of our CEO to the median of the annual total compensation of all employees was 25.23:1.

The pay ratio disclosed is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. The applicable rules provide issuers with a great degree of flexibility in determining the methodology and related assumptions in identifying their median employee and calculating the ratio. As a result, the pay ratio we have disclosed in this proxy statement may not be comparable to pay ratios disclosure by other companies.

Director Compensation

Our nonemployee directors, other than the Chairman, receive an annual board retainer of $240,000 (formerly $190,000), consisting of $50,000 in cash, $95,000 (formerly $70,000) in stock options (based on the fair market value of the option computed in accordance with FASB ASC Topic 718) and $95,000 (formerly $70,000) in deferred share units granted under our 2013 or 2016 Omnibus Plan. Our former nonemployee Chairman of the board was paid annual compensation of $315,000 (formerly $265,000), consisting of $75,000 in cash (unchanged), $120,000 (formerly $95,000) in stock options and $120,000 (formerly $95,000) in deferred share units granted under our 2013 or 2016 Omnibus Plan. The chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each receive additional annual cash compensation of $20,000, $15,000 and $10,000, respectively. Cash payments are paid on or shortly after the end of the quarter and equity grants are made on the last business day of the quarter. Directors may elect to receive all or a portion of the cash portion of their annual retainer and any additional payments for service as a chair in the form of deferred share units granted under our 2016 Omnibus Plan. The directors are required to retain shares received upon exercise of stock options or settlement of deferred share units (on an after-tax net basis) until the earlier of one year following termination of board service or a change in control of the Company. This retention policy applies only to stock options and deferred share units granted on and after September 30, 2015. Our directors do not receive additional fees for attending board or committee meetings.

As described and explained above in “Compensation Discussion and Analysis – Action Taken in 2021 with Respect to our Equity-Based Compensation Program,” the Compensation Committee has recommended, subject to board approval, the issuance to non-employee directors of deferred share units instead of stock options. This change is expected to take effect in the second quarter of 2021 and will remain in effect until the board may determine otherwise.

In April 2020, due to the COVID-19 pandemic and its impact on our business, each of our non-employee directors agreed to reduce his or her compensation by 30% for the second, third and fourth quarters of the year.

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The following table provides summary information concerning compensation paid or accrued by us to or on behalf of nonemployee directors for services rendered to us during 2020.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(2)	Total ($)
Ronald T. LeMay(3)	58,125	92,983	92,996	244,103
Robert L. Crandall	50,000	40,997	94,990	185,987
Hugh Jones	38,750	73,617	73,618	185,985
Michele Coleman Mayes	60,000	38,736	94,990	193,727
Robert H. Mundheim	65,000	66,303	66,307	197,610
Christopher D. Payne	50,000	40,997	94,990	185,987
Charles C. Townsend	50,000	40,997	94,990	185,987
Harris N. Williams	54,250	73,617	73,618	201,485
(1)

Ms. Mayes and Messrs. Crandall, Mundheim, Payne, and Townsend elected to defer the cash portion of their annual retainer. The number of deferred share units they receive and the grant date fair value of the deferred share units are included in the table below together with the regular equity portion of their annual retainers.

(2)

The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. See Note 11, “Stock-Based Compensation,” to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which is incorporated by reference herein, for a discussion of the relevant assumptions used in calculating these amounts.

(3)	Mr. LeMay resigned from the board effective as of December 31, 2020.

The following table sets forth, by grant date, the grant date fair value of each award with respect to service as a director in 2020.

Name	Grant Date	Number of Deferred Share Units (#)	Grant Date Fair Value of Deferred Share Units ($)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Option Awards ($)
Ronald T. LeMay	3/31/2020	14,150	29,998	25,552	2.12	29,998
	6/30/2020	6,645	20,998	11,344	3.16	21,001
	9/30/2020	2,272	20,993	3,686	9.24	21,000
	12/31/2020	2,180	20,993	3,474	9.63	20,996

Robert L. Crandall	3/31/2020	17,099	36,250	20,228	2.12	23,748
	6/30/2020	5,775	18,249	12,829	3.16	23,750
	9/30/2020	1,975	18,249	4,168	9.24	23,746
	12/31/2020	1,895	18,249	3,929	9.63	23,746

Hugh W. Jones	3/31/2020	11,202	23,748	20,228	2.12	23,748
	6/30/2020	5,261	16,625	8,980	3.16	16,625
	9/30/2020	1,799	16,623	2,918	9.24	16,625
	12/31/2020	1,726	16,621	2,750	9.63	16,620

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Name	Grant Date	Number of Deferred Share Units (#)	Grant Date Fair Value of Deferred Share Units ($)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Option Awards ($)
Michele Coleman Mayes	3/31/2020	18,278	38,749	20,228	2.12	23,748
	6/30/2020	6,329	20,000	12,829	3.16	23,750
	9/30/2020	2,164	19,995	4,168	9.24	23,746
	12/31/2020	2,076	19,992	3,929	9.63	23,746

Robert H. Mundheim	3/31/2020	18,867	39,998	20,228	2.12	23,748
	6/30/2020	9,632	30,437	7,664	3.16	14,188
	9/30/2020	3,294	30,437	2,490	9.24	14,186
	12/31/2020	3,160	30,431	2,347	9.63	14,185

Christopher D. Payne	3/31/2020	17,099	36,250	20,228	2.12	23,748
	6/30/2020	5,775	18,249	12,829	3.16	23,750
	9/30/2020	1,975	18,249	4,168	9.24	23,746
	12/31/2020	1,895	18,249	3,929	9.63	23,746

Charles C. Townsend	3/31/2020	17,099	36,250	20,228	2.12	23,748
	6/30/2020	5,775	18,249	12,829	3.16	23,750
	9/30/2020	1,975	18,249	4,168	9.24	23,746
	12/31/2020	1,895	18,249	3,929	9.63	23,746

Harris N. Williams	3/31/2020	11,202	23,748	20,228	2.12	23,748
	6/30/2020	5,261	16,625	8,980	3.16	16,625
	9/30/2020	1,799	16,623	2,918	9.24	16,625
	12/31/2020	1,726	16,621	2,750	9.63	16,620

(a)	The following table shows the aggregate number of DSUs and options held by our directors as of December 31, 2020.

Name	Number of DSUs (#)	Number of Options (#)
Ronald T. LeMay	94,739	634,598
Robert L. Crandall	113,514	220,286
Hugh W. Jones	69,663	113,564
Michele Coleman Mayes	99,315	119,842
Robert H. Mundheim	114,909	180,961
Christopher D. Payne	96,313	151,795
Charles C. Townsend	110,770	158,486
Harris N. Williams	81,144	152,208

Compensation Committee Interlocks and Insider Participation

Robert L. Crandall, Robert H. Mundheim, Hugh W. Jones and Charles C. Townsend served as the members of our Compensation Committee in 2020. During 2020, none of our executive officers served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving on the Company’s board of directors or Compensation Committee. During 2020, no member of the Compensation Committee served as an officer or employee of the Company while also serving on the Compensation Committee or was formerly an officer of the Company.

Certain members of our Compensation are parties to the registration rights agreement described under “Directors, Executive Officers and Corporate Governance—Related Person Transactions—Registration Rights Agreement.”

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth the number of shares of our common stock reserved for issuance under our equity compensation plans as of the end of 2020:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)		Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(#)
	(a)		(b)	(c)
Equity compensation plans approved by security holders	9,546,735	(1)	4.19(2)	7,739,128	(3)
Equity compensation plans not approved by security holders	N/A		N/A	N/A
Total	9,546,735		4.19	7,739,128

(1)	Represents the number of shares associated with options, RSUs and Deferred Share Units outstanding as of December 31, 2020.

(2)	Represents the weighted average exercise price of the 5,446,668 options disclosed in column (a).

(3)

Represents the number of shares remaining available for future issuance under our 2016 Omnibus Incentive Plan (6,921,973 shares), 2013 Omnibus Incentive Plan (2,015 shares) and the Gogo Inc. Employee Stock Purchase Plan (815,140 shares). Of this number, only 4,774,864 shares are available for issuance with respect to RSUs, deferred share units and other awards based on the full value of stock (rather than an increase in value) under our 2016 Omnibus Incentive Plan and 2013 Omnibus Incentive Plan, as of December 31, 2020.

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AUDIT MATTERS

Audit Committee Report

The Audit Committee of our board of directors is responsible for, among other things, reviewing with Deloitte & Touche LLP, our independent registered public accounting firm, the scope and results of their audit engagement. In connection with the 2020 audit, the Audit Committee has:

•	Reviewed and discussed with management the Company’s audited financial statements;
•	Discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board; and
•	Received from and discussed with Deloitte & Touche LLP the communications from Deloitte & Touche LLP required by the Public Company Accounting Oversight Board regarding their independence.

Based on the review and the discussions described in the preceding bullet points, the Audit Committee recommended to the board of directors that the audited financial statements and management’s report on internal controls over financial reporting be included in our Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission.

The Audit Committee has adopted a charter and a process for pre-approving services to be provided by Deloitte & Touche LLP.

The members of the Audit Committee have been determined to be independent in accordance with the requirements of Section 5605(c) of the Nasdaq Stock Market listing standards and the requirements of Section 10A(m)(3) of the Exchange Act.

The Audit Committee:

Harris N. Williams (Chair)
Robert L. Crandall
Hugh W. Jones
Michele Coleman Mayes

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Pre-approval of Independent Auditor Services

The Audit Committee pre-approves all audit, audit-related, tax, and other services performed by the independent auditors. The Audit Committee pre-approves specific categories of services up to pre-established fee thresholds. Unless the type of service had previously been pre-approved, the Audit Committee must approve that specific service before the independent auditors may perform it. In addition, separate approval is required if the fees for any pre-approved category of service exceed the fee thresholds established by the Audit Committee. The Audit Committee may delegate to Mr. Harris Williams or any other independent chair of the Audit Committee pre-approval authority with respect to permitted services, provided that the chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All fees described below were pre-approved by the Audit Committee.

Independent Registered Public Accounting Firm Fees

The following table presents the Company’s fees for services performed by its independent registered public accounting firm, Deloitte & Touche LLP, and its affiliates, for the years ended December 31, 2020 and 2019.

	2020	2019
Audit fees(1)	$2,417,640	$2,075,899
Audit-related fees(2)	390,500	426,450
Fees for tax services(3)	158,762	46,956
All other fees(4)	17,025	22,441

Total	$2,983,927	$2,571,746

(1)	Audit fees principally include fees for services related to the audit of the Company’s financial statements and review of the Company’s quarterly financial information.

(2)	Audit-related fees principally include fees for comfort letters related to debt offerings, registration statements and sell-side diligence related to the sale of the Commercial Aviation business.

(3)	Fees for tax services principally include fees for tax advice related to domestic tax compliance, international tax structuring and advisory services.

(4)	All other fees include fees for advice related to executive compensation programs and subscription fees to an online accounting research tool.

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PROPOSAL 1: ELECTION OF DIRECTORS

The board has nominated the three persons named below for election as directors at the Annual Meeting to serve until the 2024 annual meeting or until their respective successors are duly elected and qualified. Each of the nominees for director is currently serving on the board. If any nominee is unable to serve as a director, which we do not anticipate, the board by resolution may reduce the number of directors or choose a substitute nominee.

Nominees for Director

•	Michele Coleman Mayes
•	Robert H. Mundheim
•	Harris N. Williams

For biographical information about the nominees for director, including information about their qualifications to serve as a director, see “Directors, Executive Officers and Corporate Governance—Class II Nominees” beginning on page 13.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” THE ELECTION TO THE BOARD

OF EACH OF THE THREE NOMINEES FOR CLASS II DIRECTOR.

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PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, the Company’s stockholders are entitled to approve, on an advisory basis, the compensation of our named executive officers. This non-binding advisory vote, commonly known as a “Say on Pay” vote, gives our stockholders the opportunity to express their views on our named executive officers’ compensation.

As described in the “Compensation Discussion and Analysis” section of this proxy statement (the “CD&A”), the goal of our executive compensation programs has been and continues to be to support the successful recruitment, development and retention of executive talent through a pay-for-performance culture, so that we can achieve our business objectives and optimize our long-term financial returns. In furtherance of those goals, our Compensation Committee has developed compensation programs intended to provide competitive base compensation and reward performance that meet or exceed the targets established by the Compensation Committee, with the objective of increasing long-term stockholder value and supporting the shorter-term business goals it believes are necessary to effect that increase.

To do so, the Compensation Committee uses a combination of short-term incentive cash compensation and long-term equity incentive compensation to motivate and reward executives who have the ability to significantly influence our long-term financial success in a way that maximizes stockholder value and supports our shorter-term business goals. Our Compensation Committee recognizes the developing nature of our growing business and uses a measure of flexibility in recognizing and rewarding performance and endeavors to compensate our executive officers in a manner that is market-competitive and consistent with our business strategy, sound corporate governance principles and stockholder interests. We believe that our compensation programs are effective, appropriate and strongly aligned with the long-term interests of our stockholders.

For these reasons, our Board is asking stockholders to vote “For” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”

As you consider this Proposal 2, we urge you to read the CD&A section of this proxy statement for additional details on our executive compensation principles and programs, and to review the tabular disclosures regarding executive compensation together with the accompanying narrative disclosures in the “Executive Compensation” section of this proxy statement.

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As an advisory vote, this Proposal 2 is not binding on our board of directors or the Compensation Committee. However, our board of directors and the Compensation Committee value the opinions of our stockholders, and will carefully consider the outcome of the vote when making future compensation decisions for our named executive officers.

The proposal to approve, on an advisory basis, the compensation of our named executive officers requires for its approval the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting by holders of common stock who are present in person or by proxy. Any abstention will have the effect of a vote against the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

In addition to the advisory “Say on Pay” vote set forth in Proposal 2, pursuant to Section 14A of the Exchange Act, stockholders are also entitled, at least once every six years, to indicate on an advisory basis their preference regarding how frequently we should solicit the “Say on Pay” advisory vote. This non-binding advisory vote is commonly referred to as a “Say on Frequency” vote. By voting on this Proposal 3, stockholders may indicate whether the advisory “Say on Pay” vote should occur every year, every two years or every three years or they may abstain from voting. Although the vote is advisory and is not binding on the board of directors, the board will take into account the outcome of the vote when considering the frequency of future “Say on Pay” proposals.

After careful consideration, our board of directors has determined that an annual advisory vote on executive compensation is the most appropriate alternative for our Company because it will provide stockholders the opportunity to react promptly to emerging trends in compensation and will provide the board and the Compensation Committee the opportunity to evaluate compensation decisions in light of annual feedback from stockholders.

Please note that this Proposal 3 does not provide stockholders with the opportunity to vote for or against any particular resolution; rather, it permits stockholders to choose how often they would like us to include a stockholder advisory vote on the compensation of our executives on the agenda for the annual meeting of stockholders.

Notwithstanding the board’s recommendation and the outcome of the stockholder vote, the board may in the future decide that it is in the best interest of our stockholders and the Company to conduct “Say on Frequency” votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

When voting on this Proposal 3, you should mark your proxy for “Every 1 Year,” “Every 2 Years” or “Every 3 Years” based on your preference as to the frequency with which an advisory vote on executive compensation should be held. If you have no preference, you may abstain.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A FREQUENCY OF “EVERY 1 YEAR” FOR HOLDING FUTURE “SAY ON PAY” ADVISORY VOTES ON EXECUTIVE COMPENSATION.

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PROPOSAL 4: APPROVAL OF THE SECTION 382 RIGHTS PLAN

We are asking our stockholders to approve the Company’s Section 382 Rights Agreement, dated as of September 23, 2020, between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), which we refer to as the “Rights Agreement.” The board believes it is in the best interests of the Company and its stockholders that the Company have the ability to protect the Tax Attributes (as defined in the Rights Agreement). As discussed below, the Rights Agreement gives the board flexibility by preventing parties from becoming the Beneficial Owner (as defined in the Rights Agreement) of more than 4.9% of the Company’s outstanding common shares, while also providing procedures for the board to consider requests to exempt from the Rights Agreement certain acquisitions of the Company’s securities from the Rights Agreement, or even to terminate the Rights Agreement, if the board determines that doing so would be the best interests of the Company.

Summary of the Rights Agreement

The statements made in this Proposal 4 concerning terms and provisions of the Rights Agreement are summaries and do not purport to be a complete recitation of the Rights Agreement provisions. Such statements are qualified in their entirety by express reference to the full text of the Rights Agreement. A copy of the Rights Agreement is attached hereto as Annex 8 and is incorporated by reference herein.

The purpose of the Rights Agreement is to facilitate the Company’s ability to preserve its net operating loss carryforwards (“NOLs”) and certain other Tax Attributes in order to be able to offset potential future income taxes for federal income tax purposes. In that connection, the board declared a dividend of one preferred share purchase right (a “Right”), payable on September 23, 2020 for each outstanding share of common stock, par value $0.0001 per share, of the Company outstanding on October 2, 2020 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Shares”) at a price of $38.40 per one one-thousandth of a Preferred Share (the “Purchase Price”), subject to adjustment. Each Right is governed by the terms of the Rights Agreement.

The Company’s ability to use its NOLs and other Tax Attributes may be substantially limited if it experiences an “ownership change,” as such term is defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). A company generally experiences an ownership change if the percentage of the value of its stock owned by certain “5-percent shareholders,” as such term is defined in Section 382 of the Code, increases by more than 50 percentage points over a rolling three-year period. The Rights Agreement is intended to reduce the likelihood of an ownership change under Section 382 of the Code by deterring any Person (as such term is defined in the Rights Agreement) or group of affiliated or associated Persons from acquiring Beneficial Ownership (as defined below) of 4.9% or more of the shares of common stock then outstanding without board consent.

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Distribution Date; Exercisability; Expiration. Initially, the Rights are attached to all common stock certificates (or other evidence of book-entry or other uncertificated ownership) and no separate certificates evidencing the Rights (“Right Certificates”) will be issued. Until the Distribution Date (as defined below), the Rights are transferred with and only with the common stock. As long as the Rights are attached to the common stock, the Company will issue one Right with each new share of common stock so that all such common stock will have Rights attached (subject to certain limited exceptions).

The Rights will separate and begin trading separately from the common stock, and Right Certificates will be caused to evidence the Rights, on the earlier to occur of (i) the Close of Business (as such term is defined in the Rights Agreement) on the tenth day following a public announcement, or the public disclosure of facts indicating, that a Person or group of affiliated or associated Persons has acquired Beneficial Ownership of 4.9% or more of the outstanding common stock (an “Acquiring Person”) (or, in the event the board determines to effect an exchange in accordance with Section 24 of the Rights Agreement and the board determines that a later date is advisable, then such later date) and (ii) the Close of Business on the tenth Business Day (as such term is defined in the Rights Agreement) (or such later date as may be determined by action of the board prior to such time as any Person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer the consummation of which would result in the Beneficial Ownership by a Person or group of 4.9% or more of the outstanding common stock (the earlier of such dates, the “Distribution Date”). As soon as practicable after the Distribution Date, unless the Rights are recorded in book-entry or other uncertificated form, the Company will prepare and cause the Right Certificates to be sent to each record holder of common stock as of the Distribution Date.

An “Acquiring Person” will not include (i) the Company, (ii) any Subsidiary (as such term is defined in the Rights Agreement) of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any entity holding shares of common stock for or pursuant to the terms of any such employee benefit plan or (v) officer, director or employee of the Company or any of its Subsidiaries solely in respect of such Person’s status or authority as such or (vi) any “Grandfathered Stockholder” – i.e., a 4.9% or greater stockholder at the time the Rights Agreement was entered into. However, if a Grandfathered Stockholder becomes, after such time, the Beneficial Owner of any additional shares of common stock (regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of shares of common stock then outstanding Beneficially Owned (as such term is defined in the Rights Agreement) by such Grandfathered Stockholder) then such Grandfathered Stockholder shall be deemed to be an Acquiring Person unless, upon such acquisition of Beneficial Ownership of additional shares of common stock, such person is not the Beneficial Owner of 4.9% or more of the shares of common stock then outstanding. In addition, upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.9%, such Grandfathered Stockholder will no longer be deemed to be a Grandfathered Stockholder. In the event that after the time of the first public announcement of the Rights Agreement, any agreement, arrangement or understanding pursuant to which any

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Grandfathered Stockholder is deemed to be the Beneficial Owner of shares of common stock expires, is settled in whole or in part, terminates or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder, any direct or indirect replacement, extension or substitution of such agreement, arrangement or understanding with respect to the same or different shares of common stock that confers Beneficial Ownership of shares of common stock shall be considered the acquisition of Beneficial Ownership of additional shares of common stock by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of the Rights Agreement unless, upon such acquisition of Beneficial Ownership of additional shares of common stock, such person is not the Beneficial Owner of 4.9% or more of the shares of common stock then outstanding.

“Beneficial Ownership” is defined in the Rights Agreement to include any securities (i) which a Person or any of such Person’s Affiliates or Associates (a) actually owns (directly or indirectly) or would be deemed to actually or constructively own for purposes of Section 382 of the Code or the Treasury Regulations (as such terms are defined in the Rights Agreement) promulgated thereunder, including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder), (b) beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act or (c) has the right or obligation to acquire, pursuant to any agreement, arrangement or understanding (except under limited circumstances), (ii) which are the subject of, or reference securities for, or that underlie, certain derivative positions of any Person or any of such Person’s Affiliates or Associates; provided, that a Person shall not be deemed to be the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or exchange offer made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act until such tendered securities are accepted for purchase or exchange.

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest to occur of (i) the Close of Business on the day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders, if at such stockholder meeting or any other meeting of stockholders of the Company duly held prior to such meeting, a proposal to ratify the Rights Agreement has not been passed by the requisite vote of the Company’s stockholders, (ii) the date on which the board determines in its sole discretion that (x) the Rights Agreement is no longer necessary for the preservation of material valuable NOLs or Tax Attributes or (y) the NOLs and Tax Attributes have been fully utilized and may no longer be carried forward and (iii) the Close of Business on September 23, 2023 (the “Final Expiration Date”).

Exempt Persons and Transactions. The board may, in its sole and absolute discretion, determine that a Person is exempt from the Rights Agreement (an “Exempt Person”), so long

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as such determination is made prior to such time as such Person becomes an Acquiring Person. Any Person will cease to be an Exempt Person if the board makes a contrary determination with respect to such Person regardless of the reason therefor. In addition, the board may, in its sole and absolute discretion, exempt any transaction from triggering the Rights Agreement, so long as the determination in respect of such exemption is made prior to such time as any Person becomes an Acquiring Person. Any Person, together with all Affiliates and Associates of such Person, who proposes to acquire 4.9% or more of the outstanding common stock may apply to the board in advance for an exemption in accordance with and pursuant to the terms of the Rights Agreement.

Flip-in Event. If a Person or group becomes an Acquiring Person at any time after the date of the Rights Agreement (with certain limited exceptions), the Rights will become exercisable for common stock having a value equal to two times the exercise price of the Right. From and after the announcement that any Person has become an Acquiring Person, if the Rights evidenced by a Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person or any Associate or Affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights. If the board so elects, the Company may deliver upon payment of the exercise price of a Right an amount of cash, securities or other property equivalent in value to the common stock issuable upon exercise of a Right.

Exchange. At any time after any Person becomes an Acquiring Person, the board may exchange the Rights (other than Rights owned by any Person which have become void), in whole or in part, at an exchange ratio of one share of common stock per Right (subject to adjustment). The Company may issue, transfer or deposit such common stock (or other property as permitted under the Rights Agreement) to or into a trust or other entity created upon such terms as the board may determine and may direct that all holders of Rights receive such common stock or other property only from the trust or other entity. In the event that the board determines, before the Distribution Date, to effect an exchange, the board may delay the occurrence of the Distribution Date to such time as it deems advisable.

Flip-over Event. If, at any time after a Person becomes an Acquiring Person, (i) the Company consolidates with, or merges with, any other Person (or any Person consolidates with, or merges with, the Company) and, in connection with such consolidation or merger, all or part of the shares of common stock are or will be changed into or exchanged for stock or other securities of any other Person or cash or any other property or (ii) 50% or more of the Company’s consolidated assets or Earning Power (as defined in the Rights Agreement) is sold, then proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

Redemption. At any time prior to the earlier to occur of (i) the Stock Acquisition Date (as defined in the Rights Agreement) and (ii) the Final Expiration Date, the board may redeem

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the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment. The terms of the Rights may be amended by the board without the consent of the holders of the Rights, except that at any time after the Close of Business on the tenth day following the Stock Acquisition Date (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

Preferred Shares. Each one-thousandth of a Preferred Share will entitle the holder thereof to the same dividends and liquidation rights as if the holder held one share of common stock and will be treated the same as a share of common stock in the event of a merger, consolidation or other share exchange.

Rights of Holders. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Certain Considerations Relating to the Rights Agreement

The board believes that having the ability to protect the Tax Attributes described above is in the Company’s and the stockholders’ best interests. Nonetheless, we cannot eliminate the possibility that an “ownership change” will occur even if the Rights Agreement is approved. You should consider the factors below when making your decision.

Future Use and Amount of the Tax Attributes is Uncertain. Our use of the Tax Attributes depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or the Tax Attributes at such time will exceed any potential limitation of Section 382 of the Code.

Potential Challenge to the Tax Attributes. The amount of the Tax Attributes has not been audited or otherwise validated by the Internal Revenue Service (the “IRS”). The IRS could challenge the amount of the Tax Attributes, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an “ownership change” has occurred is subject to uncertainty, both because of the complexity and ambiguity of the provisions of Section 382 of the Code and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its

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securities on a timely basis. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an “ownership change” and attempt to reduce the benefit of the Tax Attributes even if the Rights Agreement is in place.

Continued Risk of Ownership Change. Although the Rights Agreement is intended to diminish the likelihood of an “ownership change” without board consent, we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could, for example, be affected by purchases and sales of shares by stockholders holding 5% or more of our outstanding common stock, over which we have no control, and new issuances of shares by us, should we choose to do so.

Potential Effects on Liquidity. The Rights Agreement is intended to deter persons or groups of persons from acquiring beneficial ownership of our common shares in excess of the specified limitations without board consent. A stockholder’s ability to dispose of our common shares may be limited if the Rights Agreement reduces the number of persons willing to acquire our common shares or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our common shares and consult their own legal advisors and/or us to determine whether their ownership of the shares approaches the proscribed level.

Potential Impact on Value. The Rights Agreement could negatively impact the value of our common shares by deterring persons or groups of persons from acquiring our common shares, including in acquisitions for which some stockholders might receive a premium above market value.

Anti-Takeover Effect. The board adopted the Rights Agreement to diminish the risk that our ability to use the Tax Attributes to reduce potential federal income tax obligations becomes limited as a result of transactions not approved by the board. Nonetheless, the Rights Agreement may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.9% or more of our common shares or, in the case of a person or group of persons that already own 4.9% or more of our common shares, from acquiring any additional common shares. The Rights Agreement could discourage or prevent a merger, tender offer, proxy contest or accumulations of substantial blocks of shares.

Unanimous Recommendation of the Board of Directors; Vote Required

This proposal to approve the Section 382 Rights Agreement requires for its approval the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting by holders of common stock who are present in person or by proxy. Any abstention will have the effect of a vote against the proposal. If stockholders do not approve the Section 382 Rights Agreement, the Rights will expire in accordance with the terms of the Rights Agreement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

APPROVAL OF THE SECTION 382 RIGHTS AGREEMENT.

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PROPOSAL 5: RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

The Audit Committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, as the independent auditor to perform an integrated audit of the Company for the fiscal year ending December 31, 2021. Deloitte & Touche has served as our independent auditor since 2007.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm. However, the board believes that obtaining stockholder ratification of the appointment is a sound corporate governance practice. If the stockholders do not vote on an advisory basis in favor of Deloitte & Touche LLP, the Audit Committee will reconsider whether to hire the firm and may retain Deloitte & Touche LLP or hire another firm without resubmitting the matter to stockholders for approval. The Audit Committee retains the discretion at any time to appoint a different independent auditor.

Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if they desire.

The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for fiscal year 2021 requires for its approval the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting by holders of common stock who are present in person or by proxy. Any abstention will have the effect of a vote against the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

THE COMPANY FOR FISCAL YEAR 2021.

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OTHER INFORMATION FOR STOCKHOLDERS

Other Business

The board of directors is not aware of any other matters to be presented at the annual meeting. If any other matter was properly submitted for action and presented at the meeting, the holders of the accompanying proxy will vote the shares represented by the proxy on such matter in accordance with their best judgment. If any matter not proper for action at the meeting should be presented, the holders of the proxy will vote against consideration of the matter or the proposed action.

Proposals for 2022

The Company will review for inclusion in next year’s proxy statement stockholder proposals received by December 17, 2021 pursuant to Rule 14a-8 under the Exchange Act. Proposals must be sent to Marguerite M. Elias, Executive Vice President, General Counsel and Secretary of the Company, at 105 Edgeview Drive, Broomfield, Colorado 80021.

Stockholder proposals not included in next year’s proxy statement may be brought before the 2022 annual meeting of stockholders by a stockholder of the Company who is entitled to vote at the meeting, has given a written notice to the Executive Vice President, General Counsel and Secretary of the Company containing certain information specified in the Bylaws, and was a stockholder of record at the time such notice was given. Such notice must be delivered to or mailed to and received at the address in the preceding paragraph no earlier than January 27, 2022 and no later than February 26, 2022, except that if the date of the 2022 annual meeting of stockholders is changed, and the meeting is held before April 27, 2022 or after August 5, 2022, such notice must be delivered at the address in the preceding paragraph no earlier than 120 days prior to the new date of such annual meeting and no later than the close of business on the later of (i) the ninetieth day prior to the new date of such annual meeting and (ii) the tenth day following the day on which a public announcement of the new date of such annual meeting is first made.

Annual Report for 2020

The fiscal year 2020 Annual Report to Stockholders, including our 2020 Annual Report on Form 10-K (which is not a part of our proxy soliciting materials and is discussed further below), is being mailed with this proxy statement. Stockholders can also access this proxy statement and our fiscal year 2020 Annual Report on our investor relations website at www.ir.gogoair.com or at www.proxyvote.com, using the control number located on each proxy card.

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 with the SEC. It is available free of charge at the SEC’s web site at

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www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibits. All requests should be directed to Investor Relations, Gogo Inc., 111 N. Canal St., Suite 1400, Chicago, Illinois 60606.

Householding of Annual Disclosure Documents

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions are receiving only one copy of our annual report and this proxy statement. This reduces the volume of duplicate information received at your household and helps to reduce costs. If you would like to have additional copies of these documents mailed to you, please call (312) 517-6069 or write to Investor Relations at 111 N. Canal St., Suite 1400, Chicago, Illinois 60606. If you would like to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder.

Attendance at Annual Meeting

If a stockholder would like to virtually attend the Annual Meeting in person, he or she must access www.virtualshareholdermeeting.com/GOGO2020 using the control number located on each proxy card or by following the instructions that accompanied his or her proxy materials.

BY ORDER OF THE BOARD OF DIRECTORS

Marguerite M. Elias
Executive Vice President, General Counsel and Secretary

Chicago, Illinois

April 16, 2021

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ANNEX A: GOGO INC. SECTION 382 RIGHTS PLAN

SECTION 382 RIGHTS AGREEMENT

Dated as of September 23, 2020

between

GOGO INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.,

as Rights Agent

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A-i

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SECTION 382 RIGHTS AGREEMENT

This Section 382 Rights Agreement (this “Agreement”), dated as of September 23, 2020, is between Gogo Inc. a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the “Rights Agent”).

RECITALS

WHEREAS, the Company and certain of its Subsidiaries (as defined below) have generated certain Tax Attributes (as defined below) for United States federal income tax purposes and the Company therefore desires to avoid an “ownership change” within the meaning of Section 382 of the Code (as defined below), including for purposes of Section 383 of the Code, and to preserve the Company’s ability to utilize such Tax Attributes; and

WHEREAS, the Board of Directors of the Company (the “Board of Directors”) has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as defined below) outstanding at the Close of Business on October 2, 2020 (the “Record Date”) and has authorized the issuance of one Right with respect to each additional share of Common Stock issued by the Company between the Record Date and the earliest of (i) the Distribution Date, (ii) the Redemption Date, and (iii) the Final Expiration Date, and additional shares of Common Stock that shall become outstanding after the Distribution Date as provided in Section 22 of this Agreement, each Right initially representing the right to purchase one one-thousandth of a Preferred Share, subject to adjustment, upon the terms and subject to the conditions hereof;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties agree as follows:

Section 1. Definitions.

For purposes of this Agreement, the following terms have the meanings indicated:

1.1 “Acquiring Person” means any Person (other than an Exempt Person) who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any entity holding shares of Common Stock for or pursuant to the terms of any such employee benefit plan, (v) any officer, director or employee of the Company or any of its Subsidiaries solely in respect of such Person’s status or authority as such or (vi) any Grandfathered Stockholder; provided, that if a Grandfathered Stockholder becomes, after such time, the Beneficial Owner (other than pursuant to the vesting or exercise of any equity awards issued to a member of the Board of Directors or pursuant to additional grants of any such equity awards to a member of the Board of Directors) of any additional shares of Common Stock (regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of shares of Common Stock then outstanding Beneficially Owned by such Grandfathered Stockholder) then such Grandfathered Stockholder

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shall be deemed to be an Acquiring Person unless, upon such acquisition of Beneficial Ownership of additional shares of Common Stock, such Person is not the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding; provided, further, that upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.9%, such Grandfathered Stockholder shall no longer be deemed to be a Grandfathered Stockholder and this clause (v) shall have no further force or effect with respect to such Person. For the avoidance of doubt, in the event that after the time of the first public announcement of this Agreement, any agreement, arrangement or understanding pursuant to which any Grandfathered Stockholder is deemed to be the Beneficial Owner of shares of Common Stock expires, is settled in whole or in part, terminates or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder, any direct or indirect replacement, extension or substitution of such agreement, arrangement or understanding with respect to the same or different shares of Common Stock that confers Beneficial Ownership of shares of Common Stock shall be considered the acquisition of Beneficial Ownership of additional shares of Common Stock by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of this Agreement unless, upon such acquisition of Beneficial Ownership of additional shares of Common Stock, such person is not the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding.

Notwithstanding the foregoing, no Person shall become an Acquiring Person as the result of an acquisition or redemption of shares of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.9% (or such other percentage as would otherwise result in such Person becoming an Acquiring Person) or more of the shares of Common Stock then outstanding; provided, that if a Person would, but for the provisions of this paragraph, become an Acquiring Person by reason of an acquisition or redemption of shares of Common Stock by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional shares of Common Stock at any time such that the Person is or thereby becomes the Beneficial Owner of 4.9% (or such other percentage as would otherwise result in such Person becoming an Acquiring Person) or more of the shares of Common Stock then outstanding (other than shares of Common Stock acquired solely as a result of corporate action of the Company not caused, directly or indirectly, by such Person), then such Person shall be deemed to be an Acquiring Person.

Notwithstanding the foregoing, if the Board of Directors, with the concurrence of a majority of the members of the Board of Directors who are not, and are not representatives, nominees, Affiliates or Associates of, such Person or an Acquiring Person, determines in good faith that a Person that would otherwise be an Acquiring Person has become such inadvertently (including because (i) such Person was unaware that it beneficially owned a percentage of shares of Common Stock that would otherwise cause such Person to be an Acquiring Person or (ii) such Person was aware of the extent of its Beneficial Ownership of shares of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of changing, obtaining or influencing control of the Company, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, then such Person shall not be deemed to have become an Acquiring Person. Notwithstanding the foregoing, if a bona fide swaps dealer who would otherwise be an Acquiring Person has become so as a result of its actions in the ordinary course of its business that the Board of Directors determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company, then, and unless and until the Board of Directors shall otherwise determine, such Person shall not be deemed to be an Acquiring Person.

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Notwithstanding the foregoing, no Person shall become an Acquiring Person solely as a result of an Exempt Transaction.

Notwithstanding the foregoing, no regulated investment company under Section 851 of the Code shall be deemed to be an Acquiring Person, unless the Board of Directors determines, in its reasonable discretion, that such regulated investment company is deemed to Beneficially Own more than 4.9% or more of the shares of Common Stock then outstanding under the applicable standards of Treasury Regulation 1.382-3(a). In determining whether any regulated investment company is an Acquiring Person, the filing of a statement under Section 13 of the Exchange Act with respect to such regulated investment company shall not be deemed to establish that such regulated investment company has acquired Beneficial Ownership of 4.9% or more of the shares of Common Stock then outstanding; provided, that the Board of Directors shall be entitled to rely upon any such filing unless such regulated investment company provides information and diligence that permits the Board of Directors to conclude, in its reasonable discretion, that such regulated investment company has not acquired Beneficial Ownership of 4.9% or more of the shares of Common Stock then outstanding pursuant to the standards of Treasury Regulation 1.382-3.

Notwithstanding the definition of Acquiring Person under this Agreement, the Board of Directors may also determine that any Person is an Acquiring Person under this Agreement if such Person becomes the Beneficial Owner of 4.9% (by value) or more of the shares of Common Stock then outstanding (as the term “stock” is defined in Treasury Regulations Sections 1.382-2(a)(3) and 1.382-2T(f)(18)).

1.2 “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date of this Agreement.

1.3 A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own,” or have “Beneficial Ownership” of, any securities:

1.3.1 which such Person actually owns (directly or indirectly) or would be deemed to actually or constructively own pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder (including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent that ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder));

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1.3.2 which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act, as in effect on the date of this Agreement;

1.3.3 which such Person or any of such Person’s Affiliates or Associates has the right or the obligation to acquire (whether such right is exercisable or such obligation is required to be performed immediately or only after the passage of time, the occurrence of conditions, the satisfaction of regulatory requirements or otherwise) pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, that a Person shall not be deemed to be the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or exchange offer made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act until such tendered securities are accepted for purchase or exchange;

1.3.4 which are the subject of, or the reference securities for, or that underlie, any Derivative Position of such Person or any of such Person’s Affiliates or Associates, with the number of Common Shares deemed Beneficially Owned in respect of a Derivative Position being the notional or other number of Common Shares in respect of such Derivative Position (without regard to any short or similar position) that is specified in (i) one or more filings with the Securities and Exchange Commission by such Person or any of such Person’s Affiliates or Associates or (ii) the documentation evidencing such Derivative Position as the basis upon which the value or settlement amount of such Derivative Position, or the opportunity of the holder of such Derivative Position to profit or share in any profit, is to be calculated in whole or in part (whichever of (i) or (ii) is greater), or if no such number of Common Shares is specified in such filings or documentation (or such documentation is not available to the Board of Directors), as determined by the Board of Directors in its reasonable discretion.

Notwithstanding anything in this definition of Beneficial Owner to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, means the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to Beneficially Own hereunder.

1.4 “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the state of New York are authorized or obligated by law or executive order to close.

1.5 “Close of Business” on any given date means 5:00 p.m., New York time, on such date; provided, that if such date is not a Business Day, it means 5:00 p.m., New York time, on the next succeeding Business Day.

1.6 “Code” means the Internal Revenue Code of 1986, as amended.

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1.7 “Common Stock” means the shares of common stock, par value $0.0001 per share, of the Company. “Common Stock,” when used with reference to any Person other than the Company, means the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

1.8 “Common Stock Equivalents” has the meaning set forth in Section 11.1.3(ii)(C).

1.9 “Current Per Share Market Price” has the meaning set forth in Section 11.4.1.

1.10 “Current Value” has the meaning set forth in Section 11.1.3(i)(A).

1.11 “Derivative” has the meaning set forth in Section 1.12.

1.12 “Derivative Position” shall mean any option, warrant, convertible security, stock appreciation right, or other security, contract right or derivative position or similar right (including any “swap” transaction with respect to any security, other than a broad based market basket or index) (any of the foregoing, a “Derivative”), whether or not presently exercisable, that (i) has an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of the Common Shares or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of the Common Shares and that increases in value as the market price or value of the Common Shares increases or that provides an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of the Common Shares and (ii) is capable of being settled, in whole or in part, through delivery of cash or Common Shares (whether on a required or optional basis, and whether such settlement may occur immediately or only after the passage of time, the occurrence of conditions, the satisfaction of regulatory requirements or otherwise), in each case regardless of whether (A) it conveys any voting rights in such Common Shares to any Person or (B) any Person (including the holder of such Derivative Position) may have entered into other transactions that hedge its economic effect.

1.13 “Distribution Date” has the meaning set forth in Section 3.1.

1.14 “Earning Power” has the meaning set forth in Section 13.3.

1.15 “Equivalent Preferred Shares” has the meaning set forth in Section 11.2.

1.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.17 “Exchange Property” has the meaning set forth in Section 24.6.

1.18 “Exchange Ratio” has the meaning set forth in Section 24.1.

1.19 “Exchange Recipients” has the meaning set forth in Section 24.6.

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1.20 “Exempt Person” means any Person that the Board of Directors determines is exempt from this Agreement, which determination shall be made in the sole and absolute discretion of the Board of Directors; provided, that no Person shall qualify as an Exempt Person unless such determination is made prior to such time as any Person becomes an Acquiring Person; provided, further, that any Person will cease to be an Exempt Person if the Board of Directors makes a contrary determination with respect to such Person regardless of the reason therefor.

1.21 “Exempt Transaction” means any transaction that the Board of Directors determines is exempt from this Agreement, which determination shall be made in the sole and absolute discretion of the Board of Directors; provided, no transaction shall qualify as an Exempt Transaction unless such determination is made prior to such time as any Person becomes an Acquiring Person.

1.22 “Exemption Request” has the meaning set forth in Section 36.

1.23 “Final Expiration Date” means the earliest to occur of (i) the Close of Business on the day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders, if at such stockholder meeting a proposal to approve this Agreement has not been passed by the affirmative vote of at least a majority of the votes cast at the 2021 annual meeting of stockholders or any other meeting of stockholders of the Company duly held prior to such meeting, (ii) the date on which the Board of Directors determines in its sole discretion that (x) this Agreement is no longer necessary for the preservation of material valuable Tax Attributes or (y) the Tax Attributes have been fully utilized and may no longer be carried forward and (iii) the Close of Business on September 23, 2023.

1.24 “Grandfathered Stockholder” means (i) a Person who or which, together with all Affiliates and Associates of such Person, at the time of the first public announcement of this Agreement, is a Beneficial Owner of 4.9% or more of the Common Stock and (ii) any Person who or which becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding as a result of the acquisition of Beneficial Ownership of shares of Common Stock from an individual described in the preceding clause (i) if such acquisition occurs pursuant to bona fide estate planning transactions or upon such Person’s death.

1.25 “Nasdaq” means the Nasdaq Global Select Market.

1.26 “Person” means any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.

1.27 “Preferred Shares” means shares of Series A Preferred Stock, par value $0.01 per share, of the Company having such rights and preferences as are set forth in the form of Certificate of Designations set forth as Exhibit A hereto, as the same may be amended from time to time.

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1.28 “Purchase Price” has the meaning set forth in Section 7.2.

1.29 “Redemption Date” has the meaning set forth in Section 23.2.

1.30 “Redemption Price” has the meaning set forth in Section 23.1.

1.31 “Requesting Person” has the meaning set forth in Section 36.

1.32 “Right Certificate” means a certificate evidencing a Right substantially in the form of Exhibit B hereto.

1.33 “Spread” has the meaning set forth in Section 11.1.3(i).

1.34 “Stock Acquisition Date” means the earlier of the date of (i) the public announcement by the Company or an Acquiring Person that an Acquiring Person has become such (which, for purposes of this definition, shall include a statement on Schedule 13D filed pursuant to the Exchange Act) and (ii) the public disclosure of facts by the Company or an Acquiring Person that reveals the existence of an Acquiring Person or indicating that an Acquiring Person has become an Acquiring Person.

1.35 “Subsidiary” of any Person means any Person of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

1.36 “Summary of Rights” means the Summary of Rights to Purchase Preferred Shares substantially in the form of Exhibit C hereto.

1.37 “Tax Attributes” means any net operating loss carryovers, capital loss carryovers, general business credit carryovers, Section 163(j) deferred interest carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction (whether actual or prospective) attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

1.38 “Trading Day” means a day on which the principal national securities exchange on which a security is listed or admitted to trading is open for the transaction of business or, if a security is not listed or admitted to trading on any national securities exchange, a Business Day.

1.39 “Treasury Regulations” means final, temporary and proposed regulation of the Department of Treasury under the Code and any successor regulation, including any amendments thereto.

1.40 “Trust” has the meaning set forth in Section 24.6.

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Section 2. Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon ten days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent. In the event that the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agent shall be as the Company shall reasonably determine, provided that such duties and determination are consistent with the terms and provisions of this Agreement and that contemporaneously with such appointment, if any, the Company shall notify the Rights Agent in writing thereof.

Section 3. Issue of Right Certificates.

3.1 Until the earlier of (i) the Close of Business on the tenth day after the Stock Acquisition Date (or, in the event that the Board of Directors determines on or before such tenth day to effect an exchange in accordance with Section 24 and determines that a later date is advisable, such later date) and (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, any entity holding shares of Common Stock for or pursuant to the terms of any such benefit plan or any Exempt Person) of a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (the earlier of (i) or (ii) being herein referred to as the “Distribution Date”) (provided, that if such tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer), (A) the Rights will be evidenced by the certificates (or other evidence of book-entry or other uncertificated ownership) for shares of Common Stock registered in the names of the holders thereof (which shall also be deemed to be Right Certificates) and not by separate Right Certificates (provided, that each certificate (or other evidence of book-entry or other uncertificated ownership) representing shares of Common Stock outstanding as of the Close of Business on the Record Date evidencing the Rights shall be deemed to incorporate by reference the terms of this Agreement, as amended from time to time), and (B) the right to receive Right Certificates will be transferable only in connection with the transfer of the underlying shares of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, at the expense of the Company and upon receipt of all relevant information, send) by first-class, postage-prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, substantially in the form of Exhibit B hereto, evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein; provided, that the Rights may

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instead be recorded in book-entry or other uncertificated form, in which case such book-entries or other evidence of ownership shall be deemed to be Right Certificates for all purposes of this Agreement; provided, further, that all procedures relating to actions to be taken or information to be provided with respect to such Rights recorded in book-entry or other uncertificated forms, and all requirements with respect to the form of any Right Certificate set forth in this Agreement, may be modified as necessary or appropriate to reflect book-entry or other uncertificated ownership. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

3.2 As soon as practicable after the Record Date, the Company will make available a copy of the Summary of Rights to any holder of Rights who may request it prior to the Final Expiration Date. The Company shall provide the Rights Agent with written notice of the occurrence of the Final Expiration Date and the Rights Agent shall not be deemed to have knowledge of the occurrence of the Final Expiration Date, unless and until it shall have received such written notice.

3.3 Certificates for shares of Common Stock which become outstanding (including reacquired shares of Common Stock referred to in the last sentence of this Section 3.3) after the Record Date but prior to the earliest of (i) the Distribution Date, (ii) the Redemption Date, and (iii) the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form:

This certificate also evidences and entitles the holder hereof to certain Rights (as defined in the Rights Agreement) as set forth in a Section 382 Rights Agreement between Gogo Inc. and Computershare Trust Company, N.A., as Rights Agent (or any successor rights agent), dated as of September 23, 2020, as it may from time to time be amended or supplemented pursuant to its terms (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Gogo Inc. and the office or offices of Computershare Trust Company, N.A. designated for such purpose. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced separately and will no longer be evidenced by this certificate. Gogo Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights that are or were acquired or Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement)), including such Rights held by a subsequent holder, may become null and void.

Notwithstanding this Section 3.3, the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights. If the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of

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Common Stock which are no longer outstanding. Rights shall be issued in respect of all shares of Common Stock issued or disposed of (including upon issuance or reissuance of shares of Common Stock out of authorized but unissued shares) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date, and the Final Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date.

Section 4. Form of Right Certificates.

Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the other provisions of this Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as shall be set forth therein at the Purchase Price, but the amount and type of securities purchasable upon exercise and the Purchase Price shall be subject to adjustment as provided herein.

Section 5. Countersignature and Registration.

Right Certificates shall be duly executed on behalf of the Company by its Chairman of the Board of Directors, its Chief Executive Officer, its Chief Financial Officer or its General Counsel, either manually or by facsimile signature, and shall be attested by the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, either manually or by facsimile signature or by other customary means of electronic transmission. Upon written request by the Company, the Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature or by other customary means of electronic transmission, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned, either manually or by facsimile or by other customary means of electronic transmission. If any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates nevertheless may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person that signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any Person that, at the actual date of the execution of such Right Certificate, is a proper officer of the Company to sign such Right Certificate, even if at the date of the execution of this Agreement such Person was not such an officer.

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Following the Distribution Date, and receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in this Agreement, the Rights Agent will keep or cause to be kept, at its office or offices designated for such purpose, books for registration of the transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, and the date of each of the Right Certificates.

Section 6. Transfer, Split-up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

6.1 Subject to the provisions of Section 14, at any time after the Close of Business on the Distribution Date, and at or prior to the earlier of the Redemption Date and the Final Expiration Date, any Right Certificate (other than a Right Certificate representing Rights that have become null and void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Right Certificate, entitling the registered holder to purchase a like number of Preferred Shares as the Right Certificate surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender (together with any required form of assignment and certificate duly executed and properly completed) the Right Certificate to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Right Certificate or the Affiliates or Associates thereof, or of any other Person with which such Beneficial Owner or any of such Beneficial Owner’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities of the Company, as the Company or the Rights Agent shall reasonably request. Thereupon, the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment from the holders of the Right Certificates of a sum sufficient for any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination or exchange of Right Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.

6.2 Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate (other than any Right Certificate representing Rights that have become null and void pursuant to Section 11.1.2, that have been redeemed pursuant to Section 23 or that have been exchanged pursuant to Section 24), the identity of the Beneficial Owner (or former Beneficial Owner) of the

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Rights represented by such Right Certificate or the Affiliates or Associates thereof, or of any other Person with which such Beneficial Owner or any of such Beneficial Owner’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities of the Company, as the Company or the Rights Agent shall request (including a signature guarantee and such other documentation as the Rights Agent may reasonably request) and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s or the Rights Agent’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and, in case of mutilation, upon surrender to the Rights Agent and cancellation of the Right Certificate, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

7.1 The registered holder of any Right Certificate (other than a holder whose Rights have become void pursuant to Section 11.1.2, have been redeemed pursuant to Section 23 or have been exchanged pursuant to Section 24) may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the appropriate form of election to purchase on the reverse side thereof properly completed and duly executed, to the Rights Agent at the offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, together with payment of the aggregate amount of the sum of the Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right that is exercised is then exercisable and an amount in cash equal to any applicable transfer tax or charges required to be paid pursuant to Section 9, prior to the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed pursuant to Section 23, and (iii) the time at which the Rights are exchanged pursuant to Section 24.

7.2 The purchase price to be paid upon the exercise of each Right to purchase one one-thousandth of a Preferred Share represented by a Right shall initially be $38.40 (the “Purchase Price”) and shall be payable in lawful money of the United States of America in accordance with Section 7.3. Each Right shall initially entitle the holder to acquire one one-thousandth of a Preferred Share upon exercise of the Right. The Purchase Price and the number of Preferred Shares or other securities for which a Right is exercisable shall be subject to adjustment from time to time as provided in Sections 11 and 13.

7.3 Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certificate properly completed and duly executed, accompanied by payment of the Purchase Price for the number of Rights exercised and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 by cash, certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly: (i)(A) requisition from any transfer agent of the Preferred Shares (or from the Company if there shall be no such transfer agent, or make available, if the Rights Agent is the transfer agent) certificates for the number of Preferred

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Shares to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from any depositary agent for the Preferred Shares depositary receipts representing such number of Preferred Shares as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request; (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional Preferred Shares in accordance with Section 14 or Section 24; (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated in writing by such holder; and (iv) when necessary to comply with this Agreement, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to this Agreement, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or other assets.

7.4 If the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14.

7.5 Notwithstanding anything in this Agreement or the Right Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities of the Company upon the occurrence of any purported transfer or exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the appropriate form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof, as the Company and the Rights Agent shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates.

All Right Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or to any of its agents (other than the Rights Agent), be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. At the expense of the Company, the Rights Agent shall deliver all canceled Right Certificates which have been canceled by the Rights Agent to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

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Section 9. Status and Availability of Preferred Shares.

9.1 The Company covenants and agrees that it will cause to be reserved and kept available, out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7.

9.2 The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates (or entry in the book-entry account system of the Company) for such Preferred Shares (subject to payment of the Purchase Price and compliance with all other applicable provisions of this Agreement), be duly and validly authorized and issued and fully paid and non-assessable shares.

9.3 The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, and shall not be required to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s reasonable satisfaction that no such tax is due.

Section 10. Preferred Shares Record Date.

Each Person in whose name any certificate (or entry in the book-entry account system of the Company) for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate or book-entry shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, that, if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

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Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights.

11.1 General.

11.1.1 In the event that the Company shall at any time after the date of this Agreement (i) declare a dividend on the Preferred Shares payable in Preferred Shares, (ii) subdivide the outstanding Preferred Shares, (iii) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (iv) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving Person), except as otherwise provided in this Section 11.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the Preferred Shares issuable upon exercise of one Right. If an event occurs that would require an adjustment under both this Section 11.1.1 and Section 11.1.2 hereof, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to Section 11.1.2 hereof.

11.1.2 Subject to the second paragraph of this Section 11.1.2 and to Section 24, from and after the Stock Acquisition Date, each holder of a Right shall have a right to receive, upon exercise of each Right at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of shares of Common Stock as shall equal the result obtained by dividing (A) the product of (x) the current Purchase Price and (y) the number of one one-thousandths of a Preferred Share for which a Right is then exercisable by (B) 50% of the then Current Per Share Market Price of the Company’s Common Stock (determined pursuant to Section 11.4) on the Stock Acquisition Date.

From and after the Stock Acquisition Date, any Rights that are or were acquired or Beneficially Owned by (i) an Acquiring Person (or any Associate or Affiliate of such Acquiring Person), (ii) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes such a transferee after the Acquiring Person becomes an Acquiring Person or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes such a transferee prior to or concurrently with the Acquiring Person becoming an Acquiring Person and who receives such Rights (A) with actual knowledge that the transferor is or was an Acquiring Person or (B) pursuant to either (x) a transfer (whether or not for consideration) from the

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Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or any such Associate or Affiliate) or to any Person with whom the Acquiring Person (or such Associate or Affiliate) has any continuing agreement, arrangement, understanding or relationship (whether or not in writing) regarding the transferred Rights or (y) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect of the avoidance of this Section 11.1.2, (each such Person described in (i)-(iii) above, an “Excluded Person”) shall, in each such case, be null and void, and any holder of such Rights (whether or not such holder is an Acquiring Person or an Associate or Affiliate of an Acquiring Person) shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificates shall be issued pursuant to Sections 3, 6, 7.4 or 11 or otherwise hereof that represents Rights that are or have become null and void pursuant to the provisions of this paragraph and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this paragraph shall, upon receipt of written notice directing it to do so, be canceled by the Rights Agent.

11.1.3 If there are not sufficient authorized but unissued shares of Common Stock to permit the exercise in full of the Rights in accordance with Section 11.1.2 or the exchange of the Rights in accordance with Section 24, or should the Board of Directors so elect, the Company may with respect to such deficiency, (i) determine the excess (the “Spread”) of (A) the value of the shares of Common Stock issuable upon the exercise of a Right as provided in Section 11.1.2 (the “Current Value”) over (B) the Purchase Price, and (ii) with respect to each Right, make adequate provision to substitute for such shares of Common Stock, upon payment of the applicable Purchase Price, any one or more of the following having an aggregate value determined by the Board of Directors to be equal to the Current Value: (A) cash, (B) a reduction in the Purchase Price, (C) shares of Common Stock or other equity securities of the Company (including shares, or units of shares, of preferred stock which the Board of Directors has determined to have the same value as shares of Common Stock (“Common Stock Equivalents”)), (D) debt securities of the Company or (E) other assets, property or instruments. The Company shall provide the Rights Agent with prompt reasonably detailed written notice of any final determination under the previous sentence.

If the Board of Directors shall determine in good faith that additional shares of Common Stock should be authorized for issuance upon exercise in full of the Rights, the Company may suspend the exercisability of the Rights in order to seek any authorization of additional shares, decide the appropriate form of distribution to be made and determine the value thereof. If the exercisability of the Rights is suspended pursuant to this Section 11.1.3, the Company shall make a public announcement, and shall promptly deliver to the Rights Agent a statement, stating that the exercisability of the Rights has been temporarily suspended. When the suspension is no longer in effect, the Company shall make another public announcement, and promptly deliver to the Rights Agent a statement, so stating. For purposes of this Section 11.1.3, the value of the shares of Common Stock shall be the Current Per Share Market Price of the shares of Common Stock (as determined pursuant to Section 11.4.1) as of the Stock Acquisition Date, and the value of any share of Common Stock Equivalent shall be deemed to have the same value as the share of Common Stock on such date.

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11.2 If the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“Equivalent Preferred Shares”)) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the then Current Per Share Market Price of the Preferred Shares (as determined pursuant to Section 11.4.2) on such record date, the Purchase Price to be in effect after such record date shall be adjusted by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, (i) the numerator of which shall be (A) the number of Preferred Shares outstanding on such record date plus (B) the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares or Equivalent Preferred Shares to be offered (or the aggregate initial conversion price of the convertible securities to be offered) would purchase at such Current Per Share Market Price and (ii) the denominator of which shall be (A) the number of Preferred Shares outstanding on such record date plus (B) the number of additional Preferred Shares or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities to be offered are initially convertible); provided, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent, which shall be conclusive for all purposes. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. If such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

11.3 If the Company fixes a record date for the making of a distribution to all holders of the Preferred Shares (including any distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving Person) or evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, (i) the numerator of which shall be the then Current Per Share Market Price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and which shall be conclusive for all purposes) of the portion of the assets or evidences of indebtedness to be distributed or of such subscription rights or warrants applicable to one Preferred Share and (ii) the denominator of which shall be the then Current Per Share Market Price of the Preferred Shares; provided, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the Preferred Shares to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed. If such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

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11.4 Current Per Share Market Price.

11.4.1 For the purpose of any computation hereunder, the “Current Per Share Market Price” of any security on any date shall be deemed to be the average of the daily closing prices per share of such security for the 30 consecutive Trading Days immediately prior to such date; provided, that if the Current Per Share Market Price of the security is determined during a period (i) following the announcement by the issuer of such security of (A) a dividend or distribution on such security payable in shares of such security or other securities convertible into such shares, or (B) any subdivision, combination or reclassification of such security, and (ii) prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Per Share Market Price shall be appropriately adjusted to reflect the current market price per share equivalent of such security. The closing price for each day shall be the last sale price or, if no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported by Nasdaq, or, if on any such date the security is not quoted by Nasdaq, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the security selected by the Board of Directors. If on any such date no such market maker is making a market in the security, the fair value of the security on such date as determined in good faith by the Board of Directors shall be used.

11.4.2 For the purpose of any computation hereunder, the “Current Per Share Market Price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11.4.1. If the Preferred Shares are not publicly traded, the “Current Per Share Market Price” of the Preferred Shares shall be conclusively deemed to be the Current Per Share Market Price of the Common Stock as determined pursuant to Section 11.4.1 (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof) multiplied by one thousand. If neither the Common Stock nor the Preferred Shares are publicly held or so listed or traded, “Current Per Share Market Price” means the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

11.5 No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, that any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-thousandth of a Preferred Share or one one-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11.5, any adjustment required by this Section 11 shall be made no later than three years from the date of the transaction which requires such adjustment.

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11.6 If, as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, the number of such other shares so receivable upon exercise of any Right shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11.1 through 11.3, inclusive, and the provisions of Sections 7, 9, 10 and 13 with respect to the Preferred Shares shall apply on like terms to any such other shares.

11.7 All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Preferred Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

11.8 Unless the Company exercises its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandth of a Preferred Share (calculated to the nearest one one-thousandth of a Preferred Share) obtained by (i) multiplying the number of one one-thousandth of a Preferred Share covered by a Right immediately prior to this adjustment by the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

11.9 The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of Preferred Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of Preferred Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. The record date may be the date on which the Purchase Price is adjusted or any day thereafter but, if the Right Certificates have been distributed, shall be at least ten days after the date of the public announcement. If Right Certificates have been distributed, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

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11.10 Irrespective of any adjustment or change in the Purchase Price or the number of Preferred Shares issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of Preferred Shares which were expressed in the initial Right Certificates issued hereunder.

11.11 Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable Preferred Shares at such adjusted Purchase Price.

11.12 If this Section 11 requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may defer, until the occurrence of such event, issuing to the holder of any Right exercised after such record date Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring adjustment.

11.13 Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) combination or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the Current Per Share Market Price, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) dividends on Preferred Shares payable in Preferred Shares, or (v) issuance of any rights, options or warrants referred to in Section 11.2 made by the Company after the date of this Agreement to holders of its Preferred Shares shall not be taxable to such stockholders.

11.14 If, at any time after the date of this Agreement and prior to the Distribution Date, the Company (i) declares or pays any dividend on the Common Stock payable in shares of Common Stock or (ii) effects a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise other than by payment of dividends in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in any such case (A) the number of one one-thousandths of a Preferred Share purchasable after such event upon exercise of each Right shall be determined by multiplying the number of one one-thousandths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately

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after such event, and (B) each share of Common Stock outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Stock outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11.14 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is affected.

Section 12. Certificate of Adjustment.

Whenever an adjustment or any event affecting the Rights or their exercisability (including an event that causes Rights to become null and void) occurs or is made as provided in Sections 11 and 13, the Company shall promptly (i) prepare a certificate setting forth such adjustment and a reasonably detailed statement of the facts, computation, methodology and accounting for such adjustment, (ii) promptly file with the Rights Agent and with each transfer agent for the shares of Common Stock or the Preferred Shares a copy of such certificate, and (iii) if such adjustment occurs following a Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall not be obligated or responsible for calculating any adjustment, nor shall the Rights Agent be deemed to have knowledge of such an adjustment or any such event, unless and until it shall have received such certificate. Notwithstanding the foregoing sentence, but without limiting any of the rights or immunities of the Rights Agent, the failure of the Company to make such certification or give such notice shall not affect the validity of, or the force or effect of, the requirement for such adjustment. Any adjustment to be made pursuant to Section 11 or 13 hereof shall be effective as of the date of the event giving rise to such adjustment. The Rights Agent shall be entitled to rely on any such certificate and on any adjustment or statement therein and shall have no duty or liability with respect thereto, and shall not be deemed to have knowledge of any such adjustment or any such event unless and until it shall have received such certificate.

Section 13. Consolidation, Merger, Sale or Transfer of Assets or Earning Power.

13.1 If, at any time after a Stock Acquisition Date, (i) the Company consolidates with, or merges with and into, any other Person; (ii) any Person consolidates with the Company, or merges with and into the Company, and the Company is the continuing or surviving Person of such merger and, in connection with such merger, all or part of the shares of Common Stock are or will be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or (iii) the Company sells or otherwise transfers (or one or more of its Subsidiaries sell or otherwise transfer), in one or more transactions, assets or Earning Power aggregating 50% or more of the assets or Earning Power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly owned Subsidiaries, then proper provision shall be made so that (A) each holder of a Right (except as otherwise provided herein) shall have the right to receive, upon the exercise of each Right at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of shares of Common Stock of such other Person (including the Company as successor thereto or as the surviving

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Person) equal to the result obtained by dividing (I) the product of (x) the then current Purchase Price and (y) the number of one one-thousandths of a Preferred Share for which a Right is then exercisable by (II) 50% of the then Current Per Share Market Price of the shares of Common Stock of such other Person (determined pursuant to Section 11.4) on the date of consummation of such consolidation, merger, sale or transfer; (B) the issuer of such shares of Common Stock shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such issuer; and (D) such issuer shall take steps (including the reservation of a sufficient number of shares of its common stock in accordance with Section 9) in connection with such consummation as may be necessary to ensure that the provisions hereof shall thereafter be applicable in relation to the shares of common stock thereafter deliverable upon the exercise of the Rights.

13.2 The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement providing for such issuer’s compliance with this Section 13. The Company shall not enter into any transaction of the kind referred to in this Section 13 if, at the time of such transaction, there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall apply to successive mergers or consolidations or sales or other transfers.

13.3 For purposes of this Agreement, the “Earning Power” of the Company and its Subsidiaries shall be determined in good faith by the Company’s Board of Directors on the basis of the operating earnings of each business operated by the Company and its Subsidiaries during the three fiscal years preceding the date of such determination (or, in the case of any business not operated by the Company or any Subsidiary during three full fiscal years preceding such date, during the period such business was operated by the Company or any Subsidiary).

Section 14. Fractional Rights and Fractional Shares.

14.1 The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company may instead pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14.1, the current market value of a whole Right shall be the closing price of the Rights (as determined pursuant to the second sentence of Section 11.4.1) for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

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14.2 The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights, to distribute certificates which evidence fractional Preferred Shares or to register fractional Preferred Shares in the Company’s share register (other than fractions which are integral multiples of one one-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an agreement between the Company and a depositary selected by the Company; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to each registered holder of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share as the fraction of one Preferred Share that such holder would otherwise receive upon the exercise of the aggregate number of rights exercised by such holder. For the purposes of this Section 14.2, the current market value of a Preferred Share shall be the closing price of a Preferred Share (pursuant to Section 11.4.1) for the Trading Day immediately prior to the date of such exercise.

14.3 For purposes of this Section 14, the closing price for any day shall be the last quoted price or, if not so quoted, the average of the high bid and low asked prices as reported by Nasdaq, or if on any such date the Rights or Preferred Shares, as applicable, are not listed on Nasdaq, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights or Preferred Shares, as applicable, selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights or Preferred Shares, as applicable, the fair value of the Rights or Preferred Shares, as applicable, on such date as determined in good faith by the Board of Directors shall be used.

14.4 The holder of a Right by the acceptance of the Right expressly waives any right to receive fractional Rights or fractional shares upon exercise of a Right (except as provided in this Section 14).

14.5 Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

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Section 15. Rights of Action.

All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates. Any registered holder of any Right Certificate may, without the consent of the Rights Agent or of the holder of any other Right Certificate, on such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and will be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations of the obligations hereunder, of the Company.

Section 16. Agreement of Right Holders.

Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

16.1 prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the shares of Common Stock;

16.2 after the Distribution Date, the Right Certificates are transferable only on the registry books maintained by the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with the appropriate form of certification, properly completed and duly executed, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request;

16.3 the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated shares of Common Stock certificate or, in the case of uncertificated shares of Common Stock, by the book-entry that evidences record ownership of such shares of Common Stock) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated shares of Common Stock certificate or book-entry made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

16.4 notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its or their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.

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Section 17. Right Certificate Holder Not Deemed a Stockholder.

No holder, as such, of any Right Certificate shall be entitled to vote or receive dividends, or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon, and, from time to time, on demand of the Rights Agent, to reimburse the Rights Agent for all of its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, negotiation, administration, execution and amendment, of this Agreement and the exercise and performance of its duties hereunder. The Company also covenants and agrees to indemnify the Rights Agent for, and to hold it harmless against, any and all loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the execution, acceptance and, administration of, exercise and performance of its duties under this Agreement, including the costs and expenses of defending against any claim or liability arising therefrom or in connection therewith, directly or indirectly. The provisions under this Section 18 and Section 20 below shall survive the expiration of the Rights and the termination of this Agreement and the resignation, replacement or removal of the Rights Agent. The reasonable costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

The Rights Agent shall be fully authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in each case in reliance upon any Right Certificate or certificate for Preferred Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.

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Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damage of any kind whatsoever (including lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or other stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. If, at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned. If, at that time, any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent. In all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

If, at any time, the name of the Rights Agent changes and any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned. If, at that time, any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name. In all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Rights and Duties of Rights Agent.

The Rights Agent undertakes to perform only the duties and obligations expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform its duties and obligations hereunder upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

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20.1 The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee or legal counsel of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of as to any action taken or omitted by it in the absence of bad faith and in accordance with such advice or opinion.

20.2 Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) may be deemed to be conclusively proved and established by a certificate signed by a Person reasonably believed by the Rights Agent to be any one of the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer or the General Counsel of the Company and delivered to the Rights Agent, and such certificate shall be full authorization to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such a certificate as set forth in this Section 20.2.

20.3 The Rights Agent shall be liable to the Company and any other Person hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Notwithstanding anything in this Agreement to the contrary, any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent during the 12 months immediately preceding the event for which recovery from the Rights Agent is being sought.

20.4 The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same. All such statements and recitals are and shall be deemed to have been made by the Company only.

20.5 The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the legality or validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any determination by the Board of Directors with respect to the Rights or breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Right Certificate; nor shall it be liable or responsible for any modification by or order of any court, tribunal or governmental authority in connection with the foregoing, any change in the exercisability of the Rights or any adjustment required under the provisions of Sections 11 or 13 or for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12 describing such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when so issued, be validly authorized and issued, fully paid, and non-assessable.

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20.6 The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including, without limitation, obligations under applicable regulation or law.

20.7 The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

20.8 The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required or reasonably requested by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

20.9 The Rights Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any Person reasonably believed by the Rights Agent to be any one of the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer or the General Counsel of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Agreement, and such advice or instructions shall provide full authorization and protection to the Rights Agent, and the Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with the written advice or instructions of any such officer or for any delay in acting while waiting for these instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent advice or instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement.

20.10 The Rights Agent and any affiliate, stockholder, director, officer, agent, representative or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company, or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company, or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement, in each case in compliance with applicable laws. Nothing herein shall preclude the Rights Agent and such other Persons from acting in any other capacity for the Company or for any other legal entity.

20.11 The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

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The Rights Agent shall not be answerable or accountable for any act, omission, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence or bad faith in the selection and continued employment of such attorneys or agents thereof (which gross negligence or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

20.12 No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if the Rights Agent believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

20.13 The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate or whether any Requesting Person has been designated as an Exempt Person) under this Agreement unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 26, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.

20.14 The Rights Agent shall have no responsibility to the Company or any holders of the Right Certificates for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.

Section 21. Change of Rights Agent.

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company in accordance with Section 26 hereof, to each transfer agent of the shares of Common Stock and the Preferred Shares, if known to the Rights Agent, by first class mail, postage prepaid. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent in accordance with Section 26 hereof, as the case may be, and to each transfer agent of the shares of Common Stock and the Preferred Shares by registered or certified mail, and, after the Distribution Date, to the holders of the Right Certificates by first-class mail. In the event that the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties as Rights Agent under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the

[Preliminary Copy - Subject to Completion]

resigning or incapacitated Rights Agent, then the incumbent Rights Agent or registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (i) a Person (other than a natural person) organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise stock transfer powers, is subject to supervision or examination by federal or state authority, and has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (ii) an Affiliate of a Person described in clause (i) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, and the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and shall execute and deliver any further assurance, conveyance, act or deed necessary for the purpose but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing, and shall thereafter be discharged from all duties and obligations hereunder. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the shares of Common Stock and the Preferred Shares, and, after the Distribution Date, mail a notice in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates.

Notwithstanding any of the provisions of this Agreement or of the Right Certificates to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date, the Company may, with respect to shares of Common Stock so issued or sold, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, that no such Right Certificates may be issued if, and to the extent that, the Company, in its sole discretion, determines that such issuance would jeopardize or endanger the value or availability to the Company of the Tax Attributes or otherwise create a significant risk of material adverse tax consequences to the Company.

[Preliminary Copy - Subject to Completion]

Section 23. Redemption.

23.1 The Board of Directors may, at its option, at any time prior to the earlier to occur of (i) the Stock Acquisition Date and (ii) the Final Expiration Date, redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the “Redemption Price”). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish.

23.2 Immediately upon the time of the effectiveness of the redemption of the Rights or such earlier time as may be determined by the Board of Directors in the action ordering such redemption (although not earlier than the time of such action) (the “Redemption Date”), and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice to the Rights Agent); provided, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten Business Days after action of the Board of Directors ordering the redemption of the Rights, the Company shall mail, or cause the Rights Agent to mail (at the expense of the Company), a notice of redemption to the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the shares of Common Stock. Any notice mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. If the payment of the Redemption Price is not included with such notice, each such notice shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24, other than in connection with the purchase of shares of Common Stock prior to the Distribution Date.

Section 24. Exchange.

24.1 The Board of Directors may, at its option, at any time after a Stock Acquisition Date, mandatorily exchange all or part of the then outstanding and exercisable Rights (which excludes Rights that have become void pursuant to Section 11.1.2) for shares of Common Stock at an exchange ratio of one share of Common Stock per one one-thousandth of a Preferred Share represented by a Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the “Exchange Ratio”). From and after the occurrence of an event specified in Section 13.1, any Right that theretofore has not been exchanged pursuant to this Section 24 shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24. The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

24.2 Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to Section 24.1, and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give reasonably detailed written notice of any such exchange to the Rights Agent, and shall promptly

[Preliminary Copy - Subject to Completion]

give public notice of any such exchange; provided, that the failure to give, or any defect in, any such notice shall not affect the validity of such exchange. Within ten Business Days after action by the Board of Directors ordering the exchange of any Rights pursuant to Section 24.1, the Company shall mail, or cause the Rights Agent to mail, a notice of any such exchange to the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.

24.3 In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares or shares of Common Stock Equivalents for shares of Common Stock exchangeable for Rights at the initial rate of one one-thousandth of a Preferred Share (or an appropriate number of shares of Common Stock Equivalents) for each share of Common Stock, as appropriately adjusted.

24.4 If there shall not be sufficient shares of Common Stock, Preferred Shares or shares of Common Stock Equivalents authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall use its reasonable efforts to authorize additional shares of Common Stock, Preferred Shares or shares of Common Stock Equivalents for issuance upon exchange of the Rights.

24.5 The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of issuing fractional shares of Common Stock, the Company may instead pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current per share market value of a whole share of Common Stock. For the purposes of this Section 24.5, the current per share market value of a whole share of Common Stock shall be the closing price of a Common Stock (as determined pursuant to the second sentence of Section 11.4.1) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

24.6 Notwithstanding anything in this Section 24 to the contrary, the exchange of the Rights may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish. Without limiting the preceding sentence, the Board of Directors may (i) in lieu of issuing shares of Common Stock or any other securities contemplated by this Section 24 to the Persons entitled thereto in connection with the exchange (such Persons, the “Exchange Recipients,” and such shares and other securities, together with any dividends or distributions made on such shares or other securities, the “Exchange Property”) issue, transfer or deposit the Exchange Property to or into a trust or other entity (the “Trust”) created upon such terms as the Board of Directors may determine to hold all or a portion of the Exchange Property for the benefit of the Exchange Recipients, (ii) permit the Trust to exercise all of the rights that a stockholder of record would possess with respect to any shares

[Preliminary Copy - Subject to Completion]

deposited in the Trust and (iii) direct that all holders of Rights entitled to receive Exchange Property shall be entitled to receive such Exchange Property only from the Trust and only upon compliance with the relevant terms and provisions of the Trust and subject to such conditions as the Board of Directors in its sole discretion may establish. Prior to effecting an exchange of Rights, the Company may require (or cause the trustee or other governing body of the Trust to require), as a condition thereof, that any Exchange Recipient provide evidence that it is not an Acquiring Person, including evidence of the identity of the current or former Beneficial Owners thereof and their Affiliates and Associates. If any Person shall fail to comply with any request to provide such evidence, the Company shall be entitled conclusively to deem the Rights held by such Person to be null and void pursuant to Section 11.1.2 and not transferable or exercisable or exchangeable in connection herewith. In the event that the Board of Directors determines, before the Distribution Date, to effect an exchange, the Board of Directors may delay the occurrence of the Distribution Date to such time as the Board of Directors deems advisable.

Section 25. Notice of Certain Events.

25.1 If the Company shall after the Distribution Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend); (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options; (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares); (iv) to effect any consolidation or merger into or with any other Person, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or Earning Power of the Company and its Subsidiaries (taken as a whole) to any other Person; (v) to effect the liquidation, dissolution or winding-up of the Company; or (vi) to declare or pay any dividend on the shares of Common Stock payable in shares of Common Stock, or to effect a subdivision, combination or consolidation of the shares of Common Stock (by reclassification or otherwise than by payment of dividends in shares of Common Stock), then, in each such case, the Company shall give to each holder of a Right Certificate and the Rights Agent, in accordance with Section 26, a reasonably detailed notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding-up is to take place and the date of participation therein by the holders of the shares of Common Stock or Preferred Shares or both, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least ten days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock or Preferred Shares or both, whichever shall be the earlier.

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25.2 The Company shall, as soon as practicable after a Stock Acquisition Date, give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26, a notice that describes the transaction in which a Person became an Acquiring Person and the consequences of the transaction to holders of Rights under Section 11.1.2.

Section 26. Notices.

Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if in writing and when sent by overnight delivery service or first-class mail, postage prepaid, properly addressed (until another address is filed in writing with the Rights Agent) as follows:

Gogo Inc.

111 North Canal Street

Chicago, IL 60606

Attention: Margee Elias, EVP and General Counsel

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, NY 10022

Attention: William D. Regner

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be deemed given upon receipt and shall be sufficiently given or made if in writing when sent by overnight delivery service or registered or certified mail properly addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.

150 Royall Street

Canton, MA 02021

Attention: Client Services

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if in writing, when sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments.

The Company may from time to time, and the Rights Agent shall if the Company so directs in writing, supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any change to or delete any provision hereof or to adopt any other provisions with respect

[Preliminary Copy - Subject to Completion]

to the Rights which the Company may deem necessary or desirable; provided, that, at any time after the Close of Business on the tenth day following the Stock Acquisition Date (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), this Agreement shall not be amended or supplemented in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person and its Affiliates and Associates). For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of the Rights (and Preferred Shares) as contemplated hereby and to ensure that an Excluded Person does not obtain the benefits thereof, and amendments in respect of the foregoing shall not be deemed to adversely affect the interests of the holders of Rights. Any supplement or amendment authorized by this Section 27 will be evidenced by a writing signed by the Company and the Rights Agent, subject to certification by any of the officers of the Company listed in Section 20.2 that any such supplement or amendment complies with this Section 27. Notwithstanding anything in this Agreement to the contrary, the Rights Agent shall not be required to execute any supplement or amendment to this Agreement that it has determined would adversely affect its own rights, duties, obligations or immunities hereunder. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent.

Section 28. Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Benefits of this Agreement.

Nothing in this Agreement shall be construed to give to any Person or entity other than the Company, the Rights Agent and the registered holders of the Right Certificates any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates.

Section 30. Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, that if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.

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Section 31. Governing Law.

This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts to be made and performed entirely within the State of Delaware; provided, that all provisions regarding the rights, duties, liabilities and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

Section 32. Counterparts.

This Agreement may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 33. Descriptive Headings and Construction.

Descriptive headings of the sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. In this Agreement, (i) the word “including” (in its various forms) means “including, without limitation,” and (ii) the words “hereunder,” “hereof,” “hereto” and words of similar import are references to this Agreement as a whole and not to any particular provision of this Agreement.

Section 34. Administration.

Other than with respect to rights, duties, obligations and immunities of the Rights Agent, the Board of Directors, or a duly authorized committee of the Board of Directors, shall have the exclusive power and authority to administer and interpret the provisions of this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Company or as may be necessary or advisable in the administration of this Agreement. All such actions, calculations, determinations and interpretations which are done or made by the Board of Directors, or a duly authorized committee of the Board of Directors, in good faith shall be final, conclusive and binding on the Company, the Rights Agent, holders of the Rights and all other parties and shall not subject the Board of Directors, or a duly authorized committee of the Board of Directors, to any liability to the holders of the Rights. The Rights Agent is entitled always to assume that the Board of Directors, or a duly authorized committee of the Board of Directors, as applicable, acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 35. Force Majeure.

Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including acts of God, terrorist acts, pandemics, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of any utilities, communications, or computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

[Preliminary Copy - Subject to Completion]

Section 36. Process to Seek Exemption.

Any Person who desires to effect any acquisition of shares of Common Stock that might, if consummated, result in such Person beneficially owning 4.9% or more of the shares of Common Stock then outstanding (such Person, a “Requesting Person”) may request that the Board of Directors grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an Exempt Person for purposes of this Agreement (such request, an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of shares of Common Stock aggregating 4.9% or more of the shares of Common Stock then outstanding and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board of Directors shall endeavor to respond to an Exemption Request within 20 Business Days after receipt of such Exemption Request; provided, that the failure of the Board of Directors to make a determination within 20 Business Days after receipt of an Exemption Request shall be deemed to constitute denial by the Board of Directors of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only grant an exemption in response to an Exemption Request if it receives, at the request of the Board of Directors, a report from the Company’s advisors to the effect that the acquisition of Beneficial Ownership of shares of Common Stock by the Requesting Person does not create a significant risk of material adverse tax consequences to the Company or the Board of Directors otherwise determines in its sole and absolute discretion that the exemption is in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board of Directors), in each case as and to the extent the Board of Directors shall determine necessary or desirable to provide for the protection of the Company’s Tax Attributes. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the determination of the Board of Directors with respect thereto, unless the information contained in the Exemption Request or the determination of the Board of Directors with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by the directors who are independent of the Requesting Person and disinterested with respect to the Exemption Request and the action of a majority of such directors shall be deemed to be the determination of the Board of Directors for purposes of such Exemption Request. The Company shall notify the Rights Agent of any exemption granted under this Section 36.

[Signature Pages Follow]

[Preliminary Copy - Subject to Completion]

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

GOGO INC.

By:
Name:	Barry Rowan
Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Section 382 Rights Agreement]

[Preliminary Copy - Subject to Completion]

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:
Title:

[Signature Page to Section 382 Rights Agreement]

[Preliminary Copy - Subject to Completion]

EXHIBIT A

FORM

of

CERTIFICATE OF DESIGNATIONS

of

SERIES A PREFERRED STOCK

of

GOGO INC.

(Pursuant to Section 151 of the Delaware General Corporation Law)

Gogo Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the “Board of Directors”) as required by Section 151 of the General Corporation Law on September 22, 2020:

RESOLVED, that pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Restated Certificate of Incorporation of the Corporation, a series of preferred stock, par value $0.01 per share, of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

Section 1. Designation and Amount. The shares of this series shall be designated as Series A Preferred Stock (the “Series A Preferred Stock”), and the number of shares constituting the Series A Preferred Stock shall be 100,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

Section 2. Dividends and Distributions.

(A) Subject to the rights of the holders of any shares of any series of preferred stock of the Corporation par value $0.01 per share (the “Preferred Stock”) (or any other stock of the Corporation) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year

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(each such date a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount (if any) per share (rounded to the nearest cent), subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate per share amount of all cash dividends, and 1,000 multiplied by the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of common stock, par value $0.0001 per share, of the Corporation (the “Common Stock”) or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise) declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event that the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(C) Dividends due pursuant to paragraph (A) of this Section 2 shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

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Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event that the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided in the Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), including any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as set forth herein, or as otherwise required by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series A Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding-up) to the Series A Preferred Stock.

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(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. The Corporation shall take all such actions as are necessary to cause all such shares to become authorized but unissued shares of Preferred Stock that may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in the Certificate of Incorporation, including any Certificate of Designations creating a series of Preferred Stock or any similar stock, or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding-Up.

(A) Upon any liquidation, dissolution or winding-up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series A Preferred Stock unless, prior thereto, the holders of Series A Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends. In the event that the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) If there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

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(C) Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding-up of the Corporation within the meaning of this Section 6.

Section 7. Consolidation, Merger, Etc. If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event that the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. Amendment. While any Series A Preferred Stock is issued and outstanding, the Certificate of Incorporation shall not be amended in any manner, including in a merger or consolidation, which would alter, change or repeal the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and upon liquidation, dissolution and winding-up, junior to all other series of Preferred Stock, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

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IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its duly authorized officer this 23rd day of September, 2020.

GOGO INC.

By:
Name:
Title:

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EXHIBIT B

Form of Right Certificate

Certificate No. R-____________ Rights

NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) OR EARLIER IF REDEMPTION, EXCHANGE OR TERMINATION OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY ASSOCIATES OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, MAY BECOME NULL AND VOID.

Right Certificate

GOGO INC.

This certifies that ___________________________, or his, her or its registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement (as may be amended from time to time, the “Rights Agreement”), dated as of September 23, 2020, between Gogo Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (or any successor rights agent) (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the Final Expiration Date (as such term is defined in the Rights Agreement) or earlier under certain circumstances set forth in the Rights Agreement, at the office or offices of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Shares”), at a purchase price of $38.40 per one one-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase properly completed and duly executed, accompanied by such documentation as the Rights Agent may reasonably request. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of September 23, 2020, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

[Preliminary Copy - Subject to Completion]

From and after the occurrence of a Stock Acquisition Date (as defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated herein by this reference and made a part hereof, and to which Rights Agreement reference is made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the office or offices of the Rights Agent designated for such purpose.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, accompanied by such documentation as the Rights Agent may reasonably request, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, at the Company’s option, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s common stock, par value $0.0001 per share, Preferred Shares, cash, debt securities, or other assets, property or instruments. The shares and other securities transferred as part of the exchange may be transferred to a trust created upon such terms as the Board of Directors of the Company may determine.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

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This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of ____________.

GOGO INC.

By:_____________________________________________

Countersigned:

Computershare Trust Company, N.A., Rights Agent

By:___________________________
Authorized Signatory

[Preliminary Copy - Subject to Completion]

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED, ______________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________________________, Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Date:______________
Signature

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (bank, stock broker or savings and loan association with membership in an approved signature medallion program).

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not Beneficially Owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof and are not issued with respect to Common Shares underlying a Derivative Position described in the definition of Beneficial Owner (as such terms are defined in the Rights Agreement).

____________________________________________________Signature

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Form of Reverse Side of Right Certificate — continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Right Certificate.)

TO GOGO INC.:

The undersigned hereby irrevocably elects to exercise _______________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert Social Security or other identifying number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert Social Security or other identifying number:

(Please print name and address)

Dated: _______________
Signature

(Signature must conform to the holder specified on the Right Certificate)

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (bank, stock broker or savings and loan association with membership in an approved signature medallion program).

[Preliminary Copy - Subject to Completion]

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not Beneficially Owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof and are not issued with respect to Common Shares underlying a Derivative Position described in the definition of Beneficial Owner (as such terms are defined in the Rights Agreement).

Signature

NOTICE

The signature in the foregoing Forms of Assignment and Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event that the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such assignment or election to purchase will not be honored.

[Preliminary Copy - Subject to Completion]

EXHIBIT C

UNDER CERTAIN CIRCUMSTANCES, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY ASSOCIATES OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, MAY BECOME NULL AND VOID

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED SHARES

The Board of Directors of Gogo Inc. (the “Company”) has declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.0001 per share, of the Company (the “Common Stock”), outstanding on October 2, 2020 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Shares”), at a price of $38.40 per one one-thousandth of a Preferred Share represented by a Right (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Section 382 Rights Agreement (the “Rights Agreement”), dated as of September 23, 2020, between the Company and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent. Capitalized terms used but not defined in this summary have the meanings ascribed to such terms in the Rights Agreement.

The Rights Agreement is intended to, among other things, avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended, and thereby preserve the ability of the Company to utilize certain net operating loss carryovers and other tax attributes of the Company and its subsidiaries.

Until the earlier to occur of (i) the Close of Business on the tenth day following the acquisition of Beneficial Ownership of 4.9% or more of the outstanding Common Stock (including ownership of a Derivative Position) by a Person or group of affiliated or associated Persons (an “Acquiring Person”) (or, in the event that an exchange is effected in accordance with Section 24 of the Rights Agreement and the Board of Directors determines that a later date is advisable, then such later date) and (ii) ten Business Days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer the consummation of which would result in the Beneficial Ownership by a Person or group of 4.9% or more of the outstanding Common Stock (the earlier of such dates, the “Distribution Date”), the Rights will be evidenced by Common Stock certificates with a copy of this Summary of Rights attached thereto (unless such Rights are recorded in book-entry); provided, that each certificate (or other evidence of book-entry or other uncertificated ownership) representing Common Stock outstanding as of the Close of Business on the Record Date evidencing the Rights shall be deemed to incorporate by reference the terms of the Rights Agreement.

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A Person shall not be deemed to be an Acquiring Person if such Person (i) together with all Affiliates and Associates of such Person, at the time of the first public announcement of the Rights Agreement, is a Beneficial Owner of 4.9% or more of the Common Stock then outstanding or (ii) becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding as a result of the acquisition of Beneficial Ownership of shares of Common Stock from an individual described in the precedening clause (i) if such acquisition occurs pursuant to bona fide estate planning transactions or upon such Person’s death (a “Grandfathered Stockholder”); provided, that if a Grandfathered Stockholder becomes (other than pursuant to the vesting or exercise of any equity awards issued to a member of the Board of Directors or pursuant to additional grants of any such equity awards to a member of the Board of Directors), after the date of the Rights Agreement, the Beneficial Owner of any additional Common Stock (regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of Common Stock then outstanding Beneficially Owned by such Grandfathered Stockholder) then such Grandfathered Stockholder shall be deemed to be an Acquiring Person unless, upon such acquisition of Beneficial Ownership of additional Common Stock, such Person is not the Beneficial Owner of 4.9% or more of the Common Stock then outstanding; provided, further, that upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.9%, such Grandfathered Stockholder shall no longer be deemed to be a Grandfathered Stockholder. For the avoidance of doubt, in the event that after the time of the first public announcement of the Rights Agreement, any agreement, arrangement or understanding pursuant to which any Grandfathered Stockholder is deemed to be the Beneficial Owner of Common Stock expires, is settled in whole or in part, terminates or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder, any direct or indirect replacement, extension or substitution of such agreement, arrangement or understanding with respect to the same or different Common Stock that confers Beneficial Ownership of Common Stock shall be considered the acquisition of Beneficial Ownership of additional Common Stock by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of the Rights Agreement unless, upon such acquisition of Beneficial Ownership of additional Common Stock, such Person is not the Beneficial Owner of 4.9% or more of the Common Stock then outstanding.

“Beneficial Ownership” shall include any securities which a Person or any of such Person’s Affiliates or Associates (i) would be deemed to actually or constructively own for purposes of Section 382 of the Code or the Treasury Regulations promulgated thereunder, including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder), (ii) beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act, (iii) has the right or ability to acquire, pursuant to any agreement, arrangement or understanding (except under limited circumstances) or (iv) which are the subject of, or reference securities for, or that underlie, certain derivative positions of any Person or any such Person’s Affiliates or Associates.

[Preliminary Copy - Subject to Completion]

Any Person, together with all Affiliates and Associates of such Person, who proposes to acquire 4.9% or more of the outstanding Common Stock may apply to the Board of Directors in advance for an exemption in accordance with and pursuant to the terms of the Rights Agreement.

The Rights Agreement provides that, until the Distribution Date (or the earlier expiration or redemption of the Rights), the Rights will be transferred with and only with the Common Stock. New Rights will accompany any new Common Stock issued by the Company after the Record Date, until the Distribution Date (or the earlier expiration or redemption of the Rights). Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date or upon transfer or new issuance of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the Distribution Date, and such separate Right Certificates alone will evidence the Rights (unless such Rights are recorded in book-entry).

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest to occur of (i) the Close of Business on the day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders, if at such stockholder meeting a proposal to approve the Rights Agreement has not been passed by the affirmative vote of the majority of the votes cast at the 2021 annual meeting of stockholders or any other meeting of stockholders of the Company duly held prior to such meeting, (ii) the date on which the Board of Directors determines in its sole discretion that (x) the Rights Agreement is no longer necessary for the preservation of material valuable Tax Attributes or (y) the Tax Attributes have been fully utilized and may no longer be carried forward and (iii) the Close of Business on September 23, 2023 (the “Final Expiration Date”).

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares; (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares; or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights and the number of Preferred Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

[Preliminary Copy - Subject to Completion]

Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a quarterly dividend payment of 1,000 multiplied by the dividend declared per Common Stock. In the event of liquidation, the holders of the Preferred Shares will be entitled to a payment per share equal to 1,000 multiplied by the aggregate payment made per Common Stock. Each Preferred Share will have 1,000 votes, voting together with the Common Stock. In the event of any merger, consolidation or other transaction in which Common Stock are exchanged, each Preferred Share will be entitled to receive 1,000 multiplied by the amount received per Common Stock.

From and after the time any Person becomes an Acquiring Person, if the Rights evidenced by a Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

If any Person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights Beneficially Owned by the Acquiring Person and its Affiliates and Associates (all of which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Stock having a market value of two times the exercise price of the Right. If the Board of Directors so elects, the Company may deliver upon payment of the exercise price of a Right an amount of cash, securities, or other property equivalent in value to the Common Stock issuable upon exercise of a Right.

If, at any time after a Person becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or Earning Power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

At any time after any Person becomes an Acquiring Person and prior to the acquisition by any Person or group of a majority of the outstanding Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by such Person or group which have become void), in whole or in part, at an exchange ratio of one Common Stock per Right (subject to adjustment). The shares and other securities transferred as part of the exchange may be transferred to a trust created upon such terms as the Board of Directors of the Company may determine.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

[Preliminary Copy - Subject to Completion]

At any time prior to the earlier to occur of (i) the Stock Acquisition Date and (ii) the Final Expiration Date, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights. However, at any time after the Close of Business on the tenth day following the Stock Acquisition Date (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), the Rights Agreement shall not be amended or supplemented in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person and its Affiliates and Associates).

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K. A copy of the Rights Agreement is available free of charge from the Company. The foregoing summary of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

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NAME
THE COMPANY NAME INC. - COMMON
THE COMPANY NAME INC. - CLASS A
THE COMPANY NAME INC. - CLASS B
THE COMPANY NAME INC. - CLASS C
THE COMPANY NAME INC. - CLASS D
THE COMPANY NAME INC. - CLASS E
THE COMPANY NAME INC. - CLASS F
THE COMPANY NAME INC. - 401 K

CONTROL # → 0000000000000000

SHARES
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345

HOUSEHOLDING AREA

PAGE 1 OF 2

D49021-P54562

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

GOGO INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Michele Coleman Mayes
02) Robert H. Mundheim
03) Harris N. Williams

The Board of Directors recommends you vote FOR proposal 2.

	For	Against	Abstain
2. Advisory vote approving executive compensation.	☐	☐	☐

0000000000

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

V1.5 - CONS

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site GOGO INC. and follow the instructions to obtain your records and to create an electronic 111 N. CANAL ST. voting instruction form. SUITE 1400 CHICAGO, IL 60606 During The Meeting—Go to www.virtualshareholdermeeting.com/GOGO2021 1 You may attend the meeting via the Internet and vote during the meeting. Have BROADRIDGE OF the information that is printed in the box marked by the arrow available and FINANCIAL SOLUTIONS, INC. follow the instructions. 11 ATTENTION: TEST PRINT VOTE BY PHONE—1-800-690-6903 2 Use any touch-tone telephone to transmit your voting instructions up until 51 MERCEDES WAY 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have EDGEWOOD, NY your proxy card in hand when you call and then follow the instructions. 11717 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CONTROL #? 0000000000000000 NAME THE COMPANY NAME INC.—COMMON SHARES 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS A 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS B THE COMPANY NAME INC.—CLASS C HOUSEHOLDING THE COMPANY NAME INC.—CLASS D THE COMPANY NAME INC.—CLASS E AREA THE COMPANY NAME INC.—CLASS F THE COMPANY NAME INC.—401 K PAGE 2 1 OF TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: x D49021-P54562 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY GOGO INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below. following: ! ! ! 1. Election of Directors Nominees: 01) Michele Coleman Mayes The Board of Directors recommends you vote FOR For Against Abstain 02) Robert H. Mundheim proposals 4 and 5. 03) Harris N. Williams 4. Approval of the Section 382 Rights Plan. ! ! ! The Board of Directors recommends you vote FOR For Against Abstain 5. Ratification of the appointment of Deloitte & Touche LLP ! ! ! proposal 2. as our independent registered public accounting firm for the fiscal year ending December 31, 2021. 2. Advisory vote approving executive compensation. ! ! ! The Board of Directors recommends you vote 1 Year 2 Years 3 Years Abstain NOTE: Such other business as may properly come before the 1 Year for proposal 3. meeting or any adjournment thereof. 3. Advisory vote on the frequency of the advisory ! ! ! ! vote approving executive compensation. BROADRIDGE FINANCIAL SOLUTIONS ATTENTION: TEST PRINT 51 MERCEDES WAY Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign EDGEWOOD, NY personally. All holders must sign. If a corporation or partnership, please sign in full corporate 11717 or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D49022-P54562 GOGO INC. Annual Meeting of Stockholders May 27, 2021 10:00 AM, CDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Marguerite M. Elias and Linda McConnon, or either of them, as proxies, each, with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of GOGO INC. that the stockholder(s) is/are entitled to vote at the and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such directions made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side